PURCHASE AGREEMENT


  THIS PURCHASE AGREEMENT is made and entered into as of the 27th day of February, 1997 by and between Dana C. Hair ("Buyer") and Southlake Acquisition Corporation, a Nevada Corporation, and
Jim Joseph, as Trustee of the Joseph Revocable Trust, each as to an undivided 1/2 interest ("Owner").

1. General Description of Transaction: Buyer is agreeing to purchase (subject to the terms and conditions set forth is this Agreement) the Property from Owner. The purchase price is Six Million and no/100 Dollars ($6,000,000.00) to be paid all in cash at the close of escrow. Escrow will be opened at First American Title Insurance Company and will close one hundred twenty (120) days from the opening of escrow, unless extended. Buyer will make a Ten Thousand and no/100 Dollars ($10,000.00) non-refundable deposit at the opening of escrow. Owner will provide Buyer with certain information about the Property after the opening of escrow. Buyer is to have ninety
     (90) days from the opening of escrow to conduct such investigations, inspections and tests as Buyer deems prudent, as well as to review condition of title. In addition, concurrent with the ninety (90) day Inspection/Contingency Period, Buyer will be attempting to arrange financing for the purchase of the Property. Buyer may extend this ninety (90) day Inspection/Contingency Period for an additional ninety
     (90) days by making an additional Ten Thousand and no/100 Dollar ($10,000.00) non-refundable payment to Owner. Assuming Buyer is satisfied with the results of the title, inspections, etc., and is able to arrange financing, Buyer will notify escrow in writing that all conditions have been satisfied and thereafter, be legally bound to purchase the Property, and thereafter, escrow will close. In the event Buyer is not satisfied with the results of the title, inspections, etc., or has been unable to arrange financing, then Buyer may terminate this Agreement, cancel escrow, and have no further obligation to Owner, however, Buyer's deposit (or deposits) will not be refunded.

     The foregoing is intended as a generalized overview of the transaction. The specific terms and conditions of the Parties' agreements are set forth in the balance of this Agreement. In the event any statement in the Generalized Overview is inconsistent with a specific provision in the remainder of this Agreement, the specific provision is intended to be controlling.

2. Definitions: The following terms, whenever used in this Agreement, shall have only the meanings set forth below, unless such meanings are expressly modified elsewhere herein.

     2.1. Broker: Neither Owner, nor Buyer is represented by a broker in this transaction.

     2.2.  Broker's Commission:  There is no Broker's
           Commission.

     2.3. Closing: The date the deed to the Property is recorded in the Official Records of the county where the Property is located.

     2.4.  Deposit:  Buyer will deposit with Escrow Holder
           Ten Thousand and no/100 Dollars ($10,000.00) as a non-refundable deposit which escrow will be instructed to disburse to Seller immediately following the opening of escrow. This deposit is intended to compensate Seller for Seller's agreement to remove the Property from the market during the Inspection/Contingency Period, and to serve as Liquidated Damages under Paragraph 7.

     2.5.  Escrow Holder: First American Title Insurance Company
                   4540 California Avenue, Suite 100
                   Bakersfield, CA  93309
                   (805) 327-5311
                   (805) 327-8533 - fax

     2.6. Inspection/Contingency Period: The period commencing at the Opening of Escrow and ending ninety
           (90) days thereafter. However, at any time prior to the expiration of the initial ninety (90) day Inspection/Contingency Period, Buyer may extend the Inspection/Contingency Period one time for up to ninety
           (90) days, for a total of a one hundred eighty (180) day Inspection/Contingency Period, by paying Owner Ten Thousand and no/100 Dollars ($10,000.00) outside of escrow. This Ten Thousand and no/100 Dollars ($10,000.00) extension fee shall be non-refundable, and shall be in addition to the deposit made on the opening of escrow.

     2.7. Opening of Escrow: Opening of Escrow shall be the time when escrow instructions signed by both Buyer and Owner are received by First American Title Insurance
           Company.

     2.8. Outside Closing Date: Escrow will close and the deed will be recorded no later than thirty (30) days after the close of the Inspection/Contingency Period (ninety (90) or one hundred eighty (180) days, if extended by tender of additional non-refundable deposit as described in 2.6).

     2.9. Property: The property that is the subject of this Purchase Agreement is commonly known as The White
           Ranch. The legal description of the Property is set forth in Exhibit "A" ("the Property").

     2.10. Purchase Period: The period commencing on the timely execution of this Agreement and ending on the earlier to occur of (a) the Closing or the cancellation of the Escrow, or (b) 5:00 p.m. on the Outside Closing
           Date.

     2.11. Purchase Price:  Six Million and no/100 Dollars
           ($6,000,000.00).

     2.12. Title Company: First American Title Insurance Company
                          4540 California Avenue, Suite 100
                          Bakersfield, CA  93309
                          (805) 327-5311
                          (805) 327-8533 - fax

           * ALL PAYMENTS TO BE MADE BY BUYER TO OWNER OR ESCROW HOLDER SHALL BE IN THE FORM OF CASH OR CASHIER'S CHECK OR BY
     WIRE TRANSFER OF FEDERAL FUNDS ONLY.

3.   Conditions to Buyer's Obligation to Purchase.

     3.1. Buyer's Inspection Rights: At any time during the Inspection Period, Buyer and Buyer's experts shall have the right to enter upon the Property at reasonable times after reasonable notice to the Owner to make reasonably necessary inspections including the sampling of any surface waters, wells, and groundwater on or under the Property, and conducting such tests and examinations upon the Property as they deem appropriate, but without unreasonably interfering with the Property.

                   These inspections will include, but not be limited to, examination of soils and environmental factors, a review and investigation of the effect of any zoning, maps, permits, reports, engineering data, regulations, ordinances and laws affecting the Property, and the review of the items, if any, required to be delivered as provided in this Agreement. Buyer and Buyer's experts shall exercise care in entering upon and inspecting the Property, and Buyer hereby agrees to defend, indemnify and hold harmless Owner, its officers, employees and agents from all damages, losses, costs, expenses and liabilities (including all attorneys' fees incurred by Owner), arising out of or resulting from Buyer's or Buyer's experts' entry upon or inspection of the Property.

                   At any time during the Inspection Period, Buyer has the right to cancel this Agreement if it is dissatisfied with the results of any inspection, evaluation, report, etc., and decides that the Property is not suitable for Buyer's purposes. Buyer's failure to disapprove the physical condition of the Property on or before the end of the Inspection Period shall be deemed approval of the condition of the Property by Buyer. Buyer agrees to keep the Property free and clear of all liens, and further agrees to indemnify and hold Owner harmless from all liabilities and to repair all damages to the Property arising from the inspections.

     3.2. Financing: Buyer does not know if Buyer can obtain suitable permanent financing. Buyer shall seek financing during the Inspection Period. In the event Buyer is unable to obtain financing acceptable to Buyer during that time, Buyer may terminate this Agreement in writing delivered to Owner during the Inspection Period and have no further obligation to Owner under this Agreement, except Buyer's indemnity obligation as set forth in Paragraph 3.

     3.3.  Title.

           a)  Matters of Record:  Owner will provide
               Buyer a copy of a preliminary title report on the Property along with copies of all documents reflected as exceptions in the Preliminary Title Report. Buyer shall, within thirty (30) days of his receipt of the Preliminary Title Report, provide written notice to Owner of any items unacceptable to Buyer. Owner shall then have ten
               (10) days to agree to remove such items and in the event Owner is unwilling or unable to do so, this Agreement shall terminate. Buyer's failure to object to exceptions in the Preliminary Title Report within 30 days set forth above shall be deemed an approval of the Preliminary Title Report.

           b)  Matters not of Record:  Any matters not
               of record but known to Owner are disclosed in Exhibits C, D, E, and F. Buyer shall, within thirty (30) days, provide written notice to Owner of any items unacceptable to Buyer. Owner shall then have ten (10) days to agree to remove such items and in the event Owner is unwilling or unable to do so, this Agreement shall terminate. Buyer's failure to object to exceptions in Exhibits C, D, E, and F in a timely manner shall be deemed an approval of the matter set forth in those Exhibits C, D, E, and F.

           c)  Title at Close:  At the close of escrow:
               (a) Title shall be transferred by grant deed;
               (b) title shall be free of liens, except the lien for current property taxes; (c) title shall be free of other encumbrances, easements, restrictions, rights, and conditions of record or know to Owner, except for all matters shown in the Preliminary Title Report which are not disapproved in writing by Buyer, as set forth in a) and b), above. Owner shall provide Buyer with a CLTA Standard Policy of Title Insurance in favor of Buyer in the amount of Six Million and no/100 Dollars ($6,000,000.00).

4. Operation of Property: During the Purchase Period, and if escrow closes, until the close of escrow, the Owner shall have the right to possess the property. If escrow closes, Owner shall deliver possession to Buyer at the close of escrow subject to any Farm Leases approved by Buyer. Notwithstanding the foregoing, Owner will not materially alter the Property in any manner during the Purchase Period.

5.   Property Condition/Owner's Representations and Warranties:
     Owner has made no representations, except as set forth in this Paragraph 5. Owner warrants and represents to Buyer that as of the date of this Agreement and as of the Closing Date, the following warranties and representations are accurate:

     5.1. Owner possesses fee simple absolute title to the Property and Owner has the legal right to enter into this Agreement. This Agreement and all documents, certificates and instruments executed or to be executed by Owner in connection with the transfer of the Property to Buyer have been or will be duly authorized, executed, and delivered, and each constitutes or shall constitute a legal, valid and binding agreement enforceable against Owner in accordance with its terms; and no consents, orders or approvals are required in connection therewith.

     5.2. Owner and Buyer are aware of the existence in the NW 1/4 of Section 3, T23S R23E of the Property of a dilapidated residence. Owner makes no warranty or representation as to the physical, structural, or mechanical condition of the residence or any systems or fixtures which may or may not be a part of the residence.

     5.3. To the best of Owner's knowledge, there are no violations of any laws or regulations applicable to the Property.

     5.4.    There is no Section 5.4.

     5.5.    There is no Section 5.5.

     5.6. Owner is not aware of any fact or circumstance which would prevent Buyer from operating the Property after Closing as a farm.

     5.7. Except as listed on Exhibit "C", or in the Preliminary Title Report, at the Closing there shall be no outstanding contracts made by Owner affecting the Property, for any improvements to the Property or for services to be rendered to the Property and all such contracts that existed prior to closing will have been fully performed and paid for by Owner. Owner shall cause to be discharged all mechanic's liens and materialmen's liens arising from any labor or materials furnished prior to Closing which pertain to the Property.

     5.8. Except as listed on Exhibit "D", there are no rental agreements, leases or other agreements creating any possessory right in any third party in the Property.

     5.9. Except as disclosed in Exhibits "C" or "D", or as set forth in Exhibit "E", to the best of Owner's knowledge, there are no matters, not of record, that would have a material adverse impact on the Buyer's use and enjoyment of the Property.

     5.10. The Property lies within, or is entitled to water service from the water districts disclosed on Exhibit "F". Any other source of water for the Property is also disclosed on Exhibit "F". Seller has made no representations or warranties as to the quality or quantity of water available to the Property. Buyer will make Buyer's own independent evaluation of the water supply.

     5.11. Owner has not filed or been the subject of any filing of a petition under the Federal Bankruptcy Law or any insolvency laws, or any laws for composition of indebtedness or for the reorganization of debtors.

     5.12. To the best of Owner's knowledge, there are not now pending any lawsuits or causes of action regarding the Property, or any part thereof, and that Owner shall protect, indemnify, and hold Buyer harmless from any causes of action arising out of or relating to the Property, where the incidents or events which are the basis of any such lawsuit or cause of action are alleged to have occurred prior to the Closing Date.
           The agreement to protect, indemnify and hold Buyer harmless in the preceding sentence shall not include any matters arising out of or caused by Buyer's negligent acts or omissions.

     5.13. Owner has received no written notice from any governmental authority that eminent domain proceedings for the condemnation of all or any portion of the Land or Improvements are pending or proposed.

     5.14. Owner is not a "foreign person" within the meaning of section 1445(f)(3) of the Internal Revenue Code of 1954, as amended, and that Owner shall furnish to Buyer, prior to the Closing, an affidavit in form satisfactory to Buyer confirming the same.

     5.15. No Hazardous Substances.

            (i) To the best of Owner's knowledge, there
                have been no violations of any Environmental Laws
                (as defined below).

           (ii) To the best of Owner's knowledge, there are no buried or partially buried storage tanks on the Property.

          (iii) To the best of Owner's knowledge, Owner has received no notice, warning, notice of violation, administrative complaint, judicial complaint, or other formal or informal notice alleging that conditions on the Property are or have been in violation of any Environmental Law, or informing Owner that the Property is subject to investigation or inquiry regarding Hazardous Substances on the Property or the potential violation of any Environmental Law.

           (iv) To the best of Owner's knowledge, there is no monitoring program required by the Environmental Protection Agency ("EPA") or any similar state agency concerning the Property.

            (v) Except as noted below, to the best of
                Owner's knowledge, no toxic or hazardous chemicals, waste, or substances of any kind have ever been spilled, disposed or, or stored on, under or at the Property, whether by accident, burying, drainage, or storage in containers, tanks, holding areas, or by any other means.

                     Note:  As of February 19, 1997, a
                     number of metal drums of unknown origin and unknown contents were located on the property in the shop yard. The drums have been examined by Buyer, and he has determined that the drums were empty except for accumulations of rain water, and that the drums had been stored on the property by a former tenant.
                     On February 20, 1997, the drums were removed to the former tenant's property.

           (vi) To the best of Owner's knowledge, the Property has never been used as a dump or landfill.

          (vii) Owner has disclosed to Buyer all
                information, records, and studies maintained by Owner in connection with the Property concerning
                Hazardous Substances.

         (viii) The warranties in this section apply to all Hazardous Substances other than residues of chemicals applied to the Property or to crops growing in the property in the ordinary course of farming.

                   As used in this Agreement, "Environmental Laws" means all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, or requirements of any government authority regulating, relating to, or imposing liability or standards of conduct concerning any Hazardous Substance (as later defined), or pertaining to occupational health or industrial hygiene (and only to the extent that the occupation or industrial hygiene laws, ordinances, or regulations relate to Hazardous Substances on, under, or about the Property), occupational or environmental conditions on, under, or about the Property, as now or may at any later time be in effect, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") [42 USCS Sections 9601 et seq.]; the Resource Conservation and Recovery Act of 1976 ("RCRA") [42 USCS Sections 6901 et seq.]; the Clean Water Act also known as the Federal Water Pollution Control Act ("FWPCA") [33 USCS Sections 1251 et seq.]; the Toxic Substances Control Act ("TSCA") [15 USCS Sections 2601 et seq.]; the Hazardous Materials Transportation Act ("HMTA") [49 USCS Sections 1801 et seq.]; the Insecticide, Fungicide and Rodenticide Act [7 USCS Sections 136 et seq.]; the Superfund Amendments and Reauthorization Act [42 USCS Sections 6901 et seq.]; the Clean Air Act [42 USCS Sections 7401 et seq.]; the Safe Drinking Water Act [42 USCS Sections 300f et seq.]; the Solid Waste Disposal Act [42 USCS Sections 6901 et seq.]; the Surface Mining Control and Reclamation Act [30 USCS Sections 1201 et seq.]; the Emergency Planning and Community Right to Know Act [42 USCS Sections 11001 et seq.]; the Occupational Safety and Health Act [29 USCS Sections 655, 657]; the California Underground Storage of Hazardous Substances Act [H & SC Sections 25280 et seq.]; The California Hazardous Substances Account Act [H & SC Sections 25300 et seq.]; the California Hazardous Waste Control Act [H & SC Sections 25100 et seq.]; the California Safe Drinking Water and Toxic Enforcement Act [H & SC Sections 24249.5 et seq.]; the Porter-Cologne Water Quality Act [Wat C Sections 13000 et seq.], together with any amendments of or regulations promulgated under the statutes cited above and any other federal, state, or local law, statute, ordinance, or regulation now in effect or later enacted that pertains to occupational health or industrial hygiene (and only to the extent that the occupational health or industrial hygiene laws, ordinances, or regulations relate to Hazardous Substances on, under, or about the Property), or the regulation or protection of the environment, including ambient air, soil, soil vapor, groundwater, surface water, or land use.

              As used in this Agreement, "Hazardous
          Substances" includes, without limitation:

          (a)  Those substances included
               within the definitions of "hazardous
               substance", "hazardous material", "toxic substance", "solid waste", or "pollutant or contaminant" in CERCLA, RCRA, TSCA, HMTA, or under any other Environmental Law;

          (b)  Those substances listed in the
               United States Department of Transportation
               (DOT) Table [49 CFR 172.101], or by the
               Environmental Protection Agency (EPA), or any successor agency, as hazardous substances [40 CFR Part 302];

          (c)  Other substances, materials,
               and wastes that are or become regulated or classified as hazardous or toxic under federal, state, or local laws or regulations;
               and,

          (d)  Any material, waste, or substance that is:

               (i)   a petroleum or refined petroleum product;

               (ii)  asbestos;

               (iii) polychlorinated biphenyl;

               (iv)  designated as a hazardous substance
                     pursuant to 33 USCS Section 1321 or listed pursuant to 33 USCS Section 1317;

               (v)   a flammable explosive; or,

               (vi)  a radioactive
                          material.


     5.16. To the Best of Owner's Knowledge: In making the representations and warranties set forth in this Purchase Agreement, where Owner has stated "To the best of Owner's knowledge," Owner means that Owner has no conscious awareness of any information that would cause Owner to reach a different conclusion, and has undertaken no investigation or verification to determine the existence of any information that might cause Owner to reach a different conclusion. The Property is occupied by tenants of Owner, and Owners' knowledge is limited to infrequent observations of the Property. Buyer is directly and/or indirectly involved in farming on the Property as a result of Buyer's affiliation with two of the tenants on the Property.

     5.17. The continued accuracy in all respects of Owner's representations and warranties shall be a condition precedent to Buyer's obligation to close. All representations and warranties contained in the Agreement shall be deemed remade as of the date of Closing and shall survive the Closing. If any of the representations and warranties are not correct at the time made or as of the Closing, Buyer may terminate this Agreement, and there shall be no further liability on the part of Buyer to Owner. The fact that Buyer has the right to inspect the Property as provided in Paragraph 3 of this Agreement, and further the fact that Buyer conducts such inspections, shall not in any manner relieve Owner of its Representations and Warranties under this Paragraph and shall not constitute a waiver by Buyer of these Representations and Warranties.

6. Purchase and Closing: Owner shall be legally bound to sell and Buyer legally bound to buy the Property under the following terms and conditions.

     6.1.  Purchase Price and Terms:  The purchase price is
           Six Million and no/100 Dollars ($6,000,000.00) and will be paid at the close of escrow in one lump sum.

     6.2.  Escrow:  The escrow shall be with First American
           Title Insurance Company. Buyer and Owner agree to deliver signed escrow instructions to escrow within a reasonable time after the execution of this Agreement by Owner and Buyer. The Escrow Instructions shall be in the usual form used by the Escrow Company, but shall specifically provide that they do not supersede this Agreement. Owner will pay one-half (1/2) of the Escrow Agent's fees, the cost of the Preliminary Title Report, the cost of the policy of title insurance and the documentary transfer tax. Buyer shall pay one-half (1/2) of the Escrow Agent's fees and all recording costs.

     6.3. Possession: Buyer shall be given possession of the Property upon the close of escrow. Possession shall mean actual physical possession. Owner covenants that the Property will not be subject to any possessory interests (leases, rental agreements, licenses, etc.) of any kind at the close of escrow, except as approved by Buyer pursuant to Paragraph 3.3.

     6.4.  Title:  Title shall be as provided in Paragraph 3.3.

     6.5. Prorations/Fees/Closing Costs. For purposes of prorations, the Property shall be deemed to have been transferred on the close of escrow, and the following items shall be prorated based on that closing date:

           (a) County consolidated property tax bill charges, and public utility charges (water, sewer, electricity, gas, garbage) shall be paid current by Owner and prorated between Owner and Buyer as of the date of recordation of the Deed.

           (b) Bonds or assessments of Special
               Assessment Districts which are now a lien and are reflected in the county consolidated tax bill referred to in Paragraph (a) or are disclosed on the preliminary title report and approved by Buyer, shall be paid current by Owner as of the date shown in Paragraph (a); payments that are not yet due shall be assumed by Buyer.

           (c) County transfer tax or tax transfer fee shall be paid by Owner. City transfer tax or transfer fee shall be paid by Owner.

           (d) Rents due under the leases shown in
               Exhibit "D" to 4 B's Farms, Phoenix Farming
               Company, and the J.G. Boswell Company will be prorated at the close of escrow on a calendar year basis. Rents due prior to the close of escrow under the lease to HWB Farms as shown in Exhibit "D" will be for the account of the Owner.

     6.6. Personal Property: There are no items of personal property included as part of the Property. However, the Property does include those items set forth on Exhibit "G", which may be classified as personal property or fixtures.

     6.7. Fixtures: All permanently installed fixtures and fittings that are attached to the Property or for which special openings have been made are included, free of liens, in the purchase price, including, but not limited to, fences, fuel tanks, and fixtures in or on the shop, except that Owner believes, but does not warrant, that is has the right to transfer an above-ground fuel tank located in the shop yard.

     6.8. Assignment: Buyer may assign all or any part of its interests in the Agreement.

     6.9. Risk of Loss: Except as otherwise provided in this Paragraph, all risk of loss to the Property which occurs after the offer is accepted and before either title has been transferred or possession has been given to Buyer, whichever occurs first, shall be borne by Owner. Any damage to the land and improvements totaling one percent (1%) of the purchase price shall:
           (a) be repaired by Owner until Buyer takes possession of the Property, or (b) be the responsibility of Buyer once Buyer takes possession of the Property. If the land or improvements to the Property are destroyed or materially damaged prior to transfer of title in an amount exceeding one percent (1%) of the purchase price, then whether or not Buyer has possession, buyer shall have the right only to either: (a) terminate this Agreement and recover the full deposit, or
           (b) purchase the Property in its then present condition. If this Agreement is terminated pursuant to this Paragraph, any expenses paid by Buyer or Owner for credit reports, appraisals, title examination, or inspections of any kind shall remain that party's responsibility. Whether the loss exceeds, equals, or is less than one percent (1%) of the purchase price, if Buyer purchases the Property, Owner shall assign to Buyer all rights to any insurance claims or insurance proceeds covering, or recovered for, the loss. If transfer of title and possession do not occur at the same time, Buyer and Owner are advised to seek advice of their insurance advisors as to the insurance consequence thereof.

     6.10. Permits: If in Owner's possession, Owner shall within ten (10) days of the Opening of Escrow, deliver to Buyer copies of all permits and approvals concerning the Property obtained from any governmental entity, including but not limited to, Certificates of Occupancy, Conditional Use Permits, Development Plans, and licenses and permits pertaining to the operation of the Property.

     6.11. Structural Modifications: Owner, within ten (10) days of the Opening of Escrow, shall disclose to Buyer in writing any known structural additions or alterations, or the installation, alteration, repair, or replacement of significant components of the structure upon the Property. Buyer may notify Owner in writing of disapproval at any time during the Inspection Period. Notice by Buyer to Owner of its disapproval shall terminate this Agreement.

     6.12. Governmental Compliance: (a) Within ten (10) days of the Opening of Escrow, Owner shall disclose to Buyer any improvements, additions, alterations, or repairs ("Improvements") made by Owner or known to Owner to have been made without required governmental permits, final inspections, and approvals. (b) In addition, Owner represents that Owner has no knowledge of any notice of violations of City, County, State, or Federal building, zoning, fire, or health laws, codes, statutes, ordinances, regulations, or rules filed or issued against the Property. If Owner receives notice or is made aware of any of the above violations prior to the Closing Date, Owner shall immediately notify Buyer in writing. (c) Prior to the end of the Inspection Period, Buyer shall provide Owner written notice of any items disclosed in (a) or (b) which Buyer disapproves. Notice by Buyer to Owner of its disapproval shall terminate this Agreement.

     6.13. Survey, Land, and Engineering Documents: Owner, within ten (10) days of opening of escrow, shall deliver to Buyer copies of surveys, plans, specifications, and engineering documents, if any, prepared on Owner's behalf or in Owner's possession. Prior to the end of the Inspection Period, Buyer shall notify Owner in writing of disapproval. Notice by Buyer to Owner of its disapproval shall terminate this Agreement.

     6.14. Rental/Service Agreements: Owner, within ten (10) days of the Opening of Escrow, shall make available to Buyer for inspection and review: (1) all current leases, rental agreements, service contracts and other agreements pertaining to the operation of the Property;
           (2) a rental statement including names of tenants, rental rates, period of rental, date of last rent increase, security deposits, rental concessions, rebates or other benefits, if any, and a list of delinquent rents and their duration. Owner represents that no tenant is entitled to any rebate, concession, or other benefit except as set forth in the documents. Owner represents that the documents to be furnished are those maintained in the ordinary and normal course of business. Prior to the end of the Inspection Period, Buyer shall notify Owner in writing of disapproval. Buyer's failure to timely disapprove shall be deemed approval. Notice by Buyer to Owner of its disapproval shall terminate this Agreement.

     6.15. Income/Expense Statements:  Not applicable.

     6.16. There is no Section 6.16

     6.17. Delay Caused by Owner: If Owner fails to provide the documents required in this Section 6 within the ten
           (10) day period, the Inspection Period shall be extended by the period of the delay or Buyer, at Buyer's option, may terminate this Agreement.

     6.18 Exchange Option: Owner reserves the right to effect a tax free exchange prior to the close of this escrow, and Buyer agrees to cooperate with Owner in such exchange, provided Buyer is not at any additional expense as a result thereof, and provided that such exchange escrow does not involve Buyer taking title to any other property and does not interfere with the timely closing of the sale to Buyer. Owner shall assume responsibility for all aspects of the "tax free" exchange and Buyer's only obligation is reasonable cooperation.

7.   Liquidated Damages:

     BUYER AND OWNER AGREE THAT IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO FIX THE ACTUAL DAMAGES TO OWNER IN THE EVENT BUYER ELECTS NOT TO CLOSE OR DEFAULTS UNDER THIS AGREEMENT. THE PARTIES HEREBY AGREE THAT A REASONABLE ESTIMATE OF SUCH DAMAGE IS TEN THOUSAND DOLLARS ($10,000.00). OWNER ACKNOWLEDGES THAT IT HAS NO RIGHT TO RECOVER ANY OTHER CONSIDERATION OR DAMAGES OR TO EXERCISE ANY OTHER REMEDIES OR MAKE ANY OTHER CLAIMS IN THE EVENT THAT BUYER DOES NOT CLOSE AND TO THE EXTEND THAT OWNER HAS ANY RIGHTS, REMEDIES OR CLAIMS, GROWING OUT OF BUYER'S FAILURE TO PURCHASE THE PROPERTY, DOES HEREBY WAIVE THEM.

         /s/                                  /s/
     Owner's Initials                   Buyer's Initials

8. Notices: All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered (delivery by overnight courier shall be deemed personal delivery) to the following addresses or sent by telecopy to the following fax numbers:

     To Owner:          Brent Bowen
                        Vice-President
                        Southlake Acquisition Corp.
                        P.O. Box 1410
                        Davis, CA  95617
                        (916) 753-5695 ext. 17; (916) 756-8252-fax

     with a copy to:    Christopher J. Konwinski, Esq.
                        CALFEE & YOUNG
                        611 North Street
                        Woodland, CA  95695-3237
                        (916) 666-2185; (916) 666-3123 - fax

                        The Joseph Irrevocable Trust
                        Jim Joseph, Trustee
                        1480 Drew Avenue, Suite 100
                        Davis, CA  95616
                        (___)____________; (___)___________-fax

     with a copy to:    _______________________________

                        _______________________________

                        _______________________________

                        (___)___________; (___)____________-fax

     To Buyer:          Dana C. Hair
                        629 Oleander
                        Bakersfield, CA  93301

                        (805) 328-9232; (___)____________-fax

     with a copy to:    Thomas C. Fallgatter, Esq.
                        THOMAS C. FALLGATTER, LAWYER
                        1605 "G" Street
                        Bakersfield, CA  93301
                        (805)328-9091; (805) 328-9314-fax

           Personally delivered or telecopied notice shall be deemed given upon receipt. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph. If escrow has been opened, copies of all notices shall also be sent to the Escrow Holder at the address or fax number set forth in Paragraph 2.5.

9.   General Provisions:

     9.1. Successors and Assigns: This Agreement shall be binding upon and inure to the benefit of Owner and Buyer and their respective successors and assigns, except as otherwise provided herein.

     9.2. Entire Agreement: This Agreement contains the entire agreement between the parties concerning the Property, and no addition to or modification of any term or provision shall be effective unless in writing, signed by both Owner and Buyer.

     9.3. Time of Essence: Owner and Buyer hereby acknowledge and agree that time is strictly of the essence with respect to each term and condition of this Agreement and that the failure to timely perform any of the terms and conditions by either party shall constitute a breach and default under this Agreement by the party failing to perform.

     9.4. Partial Invalidity: If any portion of this Agreement shall be declared by any court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as fully as though the invalid, illegal or unenforceable portion had never been part of this Agreement.

     9.5. Attorneys' Fees: If any action, lawsuit or other proceeding is commenced which arises out of, or in any way relates to this Agreement or its enforcement, the prevailing party shall be entitled to recover from each other party such amounts as the court may adjudge to be reasonable attorneys' fees in the action, lawsuit or proceeding (including, but not limited to, the allocated costs for services of in-house counsel), in addition to such court costs, expert witness fees and such other fees, costs or sums as are allowed by law.

     9.6. Governing Law: The parties intend and agree that this Agreement shall be governed by and construed in accordance with the laws of the State of California.

     9.7 Waivers: No waiver by either party of any provision shall be deemed a waiver of any other provision or of any subsequent breach by either party of the same or any other provision.

     9.8   Captions:  The captions, paragraph and
           subparagraph numbers of the Agreement are for convenience only and in no way define or limit the scope of intent of the paragraphs of this Agreement.

     9.9. Counterparts: This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one Agreement.

     9.10. Exhibits: Exhibits A, B, C, D, E, F, and G, attached to this Agreement are hereby incorporated by this reference.

     IN WITNESS WHEREOF, Buyer has executed this Agreement on the day and year set forth below.


DATED:    2/27 , 1997         OWNER:

                              Southlake Acquisition Corporation,
                              a Nevada Corporation


                              By:    /s/ BRENT BOWEN

                              Print: BRENT BOWEN

                              Its:   VICE PRESIDENT


                              The Joseph Revocable Trust


                              By: /s/ JIM JOSEPH BY DONALD C. LEWIS
                                  Jim Joseph, Trustee


                              By: /s/ DONALD C. LEWIS
                                  ATTORNEY IN FACT


DATED:    2/27 , 1997         BUYER:


                              By: /s/ DANA C. HAIR
                                  DANA C. HAIR

                        EXHIBIT "A"

     to PURCHASE AGREEMENT dated ______________ between Southlake
Acquisition Corporation and Jim Joseph Revocable Trust, "Owner";
and Dana C. Hair "Buyer".

Legal description of "the Property".


RECORDING REQUESTED BY

     AND WHEN RECORDED MAIL TO

NAME      CALFEE & YOUNG
ADDRESS:  P.O. Box 2143
CITY &    Woodland, CA 95695
STATE
ZIP
Title Order No. _______ Escrow No. _______

                    Space above this line for recorder's use.
_____________________________________________________________

     MAIL TAX STATEMENTS TO

NAME      SOUTHLAKE ACQUISITION    Documentary Transfer Tax $0
          CORPORATION              ___ computed on full value of
STREET    4045 S. Spencer Street        property conveyed,
ADDRESS:  Suite 206                 X  or computed on full value
CITY &    Las Vegas, NV 89119           less liens and encum-
STATE                                   brances remaining at
ZIP                                     time of sale.
                                   /s/
                                   Signature of Declarant or
                                   Agent determining tax.  Firm
                                   Name.
                                        No tax-Deed is from an
                                        Agent to a principal, not
                                        pursuant to a sale.

                     CORPORATION GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

ADDIS CORPORATION

a Texas Corporation hereby GRANT(S) to

SOUTHLAKE ACQUISITION CORPORATION, a Nevada corporation the following described real property in the UNINCORPORATED AREA OF county of KINGS, state of California

SEE  EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREIN BY  THIS
REFERENCE


                              ADDIS CORPORATION
Dated February 15, 1989       By:  /s/ D. Doyle Mize
                                   D. Doyle Mize, President
STATE OF CALIFORNIA )
                    ) ss      __________________________________
COUNTY OF _________ )
                              __________________________________
On _______ before me, the
undersigned, a Notary         /s/
Public in and for said        WITNESS
County and State, personally
appeared ___________ known to
me to be the ______ President,
and _________ known to me to
be ________ Secretary of the
corporation that executed the
within Instrument, and
acknowledged to me that such
corporation executed the
within instrument pursuant
to its bylaws or a resolution
of its board of directors.

Signature ___________________

_____________________________
    Name (Typed or Printed)

Notary Public in and for said County and State


                           (This area for official notarial seal)
Order No. 70436
                                                      EXHIBIT "A"
                           DESCRIPTION

PARCEL 1:

The Northeast Quarter of Section 11 in Township 23 South, Range
22 East, Mount Diablo Base and Meridian, according to United
States Government Township Plat, in the County of Kings, State of
California.

EXCEPTING FROM the North one-eighth of the Northeast Quarter of said Section, any part thereof included in ditches and public roads.

ALSO EXCEPTING THEREFROM an undivided one-half interest in and to all minerals, mineral deposits, oil, gas and other hydrocarbon substances of every kind and character contained in or upon said premises, as saved and executed by California Western States Life Insurance Company, a corporation, in its Deed to South Lake Farms, Inc., a corporation, dated December 17, 1946 and recorded January 20, 1947 in Book 367 at Page 394 of Official Records, as Document No. 568.

PARCEL 2:

All of Section 12, Township 23 South, Range 22 East, Mount Diablo
Base and Meridian, according to United States Government Township
Plat.

EXCEPTING THEREFROM an undivided one-half interest in and to all minerals, mineral deposits, oil, gas and other hydrocarbon substances of every kind and character contained in or upon said premises, as saved and executed by California Western States Life Insurance Company, a corporation, in its Deed to South Lake Farms, Inc., a corporation, dated December 17, 1946 and recorded January 20, 1947 in Book 367 at Page 394 of Official Records, as Document No. 568.

STATE OF CALIFORNIA )
                    )    ss.
COUNTY OF YOLO      )

     On 2/15, 1989, before me, the undersigned, a Notary Public in and for said State, personally appeared Kent N. Calfee, personally known to me (or proved to me on the basis of the oath of ___________, a credible witness who is personally known to me) to be the person whose name is subscribed to the within instrument as witness thereto, who being by duly sworn, deposed and said: That he/she resides in Yolo County, that he/she was present and saw D. Doyle Mize, personally known to him/her to be the same person described in and who executed the within instrument as ___________ President and ___________ Secretary, on behalf of Addis Corporation, the corporation therein named and acknowledged to him/her that the corporation executed the same as a party thereto pursuant to its bylaws or a resolution of its Board of Directors, signed, sealed and delivered the same and that said party duly acknowledged in the presence of said affiant, that he/she/they executed the same, and that said affiant, thereupon at the parties request subscribed his/her name as a witness thereto.

Witness my hand and official seal

                                        (Seal)

/s/
Notary Public




                                                  END OF DOCUMENT
Order No.
Escrow No.
Loan No.

RECORDING REQUESTED BY:

WHEN RECORDED MAIL TO:

NAME      CALFEE & YOUNG
ADDRESS:  P.O. Box 2143
CITY &    Woodland, CA 95695
STATE
ZIP

                    Space above this line for recorder's use.
_____________________________________________________________

     MAIL TAX STATEMENTS TO

NAME      SOUTHLAKE ACQUISITION    Documentary Transfer Tax $0
          CORPORATION              ___ Computed on the considera-
STREET    4045 S. Spencer Street        tion or value of property
ADDRESS:  Suite 206                     conveyed; OR
CITY &    Las Vegas, NV 89119       X  Computed on the considera-
STATE                                   tion or value less liens
ZIP                                     or encumbrances remaining
                                        at time of sale.
                                   /s/
                                   Signature of Declarant or
                                   Agent determining tax. Firm
                                   Name.
                                        No tax-Deed is from an
                                        agent to a principal not
                                        pursuant to a sale.

                     CORPORATION GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

ADDIS CORPORATION, a Texas corporation

a Corporation organized under the laws of the State of Texas, does hereby GRANT to SOUTHLAKE ACQUISITION CORPORATION, a Nevada corporation the real property in the City of Unincorporated area County of Tulare, State of California, described as

See Exhibit "A" attached hereto and incorporated herein by this reference.

THIS DEED IS RE-RECORDED TO CORRECT LEGAL DESCRIPTION.

Dated January 31, 1989        ADDIS CORPORATION

STATE OF TEXAS      )
                    ) ss.     By:  /s/
COUNTY OF HARRIS    )              D. Doyle Mize       President

On November 6, 1989 before    By: ______________________________
me, the undersigned, a                                 Secretary
Notary Public in and for said
State, personally appeared
D. Doyle Mize  known to me
to be the _____________            /s/
President, and _________           Witness
known to me to be the ______
Secretary of the corporation
that executed the within
Instrument, and known to me
to be the person who executed
the within instrument on
behalf of the corporation
therein named, and
acknowledged to me that such
corporation executed the
within instrument pursuant
to its bylaws or a resolution
of its board of directors.

WITNESS my hand and official seal

Signature /s/

    Name (Typed or Printed)

Notary Public in and for said County and State

              MAIL TAX STATEMENTS AS DIRECTED ABOVE

STATE OF CALIFORNIA )
                    )    ss.
COUNTY OF YOLO      )

     On January 31, 1989 before me, the undersigned, a Notary Public in and for said State, personally appeared Kent N. Calfee, personally known to me a credible witness who is personally known to me to be the person whose name is subscribed to the within instrument as witness thereto, who being by duly sworn, deposed and said: That he/she resides in Yolo County, that he/she was present and saw D. Doyle Mize, personally known to him/her to be the same person described in and who executed the within instrument as _____________ President and _____________
Secretary, on behalf of Addis Corporation, the corporation therein named and acknowledged to him/her that the corporation executed the same as a party thereto pursuant to its bylaws or a resolution of its Board of Directors, signed, sealed and delivered the same and that said party duly acknowledged in the presence of said affiant, that he/she/they executed the same, and that said affiant, thereupon at the parties request subscribed his/her name as a witness thereto.

Witness my hand and official seal

                                        (Seal)

/s/
Notary Public

EXHIBIT "A"
                           Description

Parcel 1:

The follwoing parcels located in Township 22 South, Range 23
East Mount Diablo Base and Meridian, County of Tulare, State of California, according to the official plot thereof.

APN 291-140-05 (portion)

(A)  The Southerly 20 acres of Swamp and Overflow, Lot 2 of the
East half of Section 20, the North line of said 20 acres being parallel with the North line of said Section 20.

APN 291-070-01

(B) The Southwest quarter of Section 21; the West half of the Southeast quarter of Section 21.

APN 291-100-03

(C) That portion of the South half of Section 27, lying West of the Westerly line of the land described in the Deed to the State of California, recorded September 14, 1973, in Book 3130, page 744,
Official Records.

APN 291-100-01 and 02

(D)  All of Section 28.

APN 291-110-03 (portion)

(E) Swamp and Overflow Lot 1 in the Southwest quarter of Section 34, the Southeast quarter of the Southwest quarter of Section 34; the North half of the Southwest quarter of Section 34; the North half of Section 34, the Southeast quarter of Section 34.

EXCEPTING therefrom that portion lying East of the Westerly line of the land described in a Deed to the State of California recorded September 14, 1973 in Book 3130, page 744, Official
Records.

ALSO EXCEPTING an undivided one-half interest in and to all minerals, oil, gas and other hydrocarbon substances as reversed by Myrtle Frances Bryson, a widow, in the Deed to F. L. Purinton and Gertrude E. Purinton, his wife, dated October 8, 1947, and recorded October 22, 1984 in Book 1268, page 413, File No. 27542, Official Records.

ALSO EXCEPTING from said Parcel 1 an undivided one-fourth interest in and to all minerals, oil, gas and other hydrocarbon substances, as reserved in the Deed from F.L. Purinton and Gertrude E. Purinton, his wife, to Goldring Packing Co., a California Corporation, dated January 21, 1948, recorded February 17, 1948 in Book 1283, page 244, File No. 4398, Official Records.

ALSO EXCEPTING an undivided one-eighth interest in all oil, gas and other hydrocarbons and minerals as reserved by Angiola Ranch in Deed recorded in Book 2403, page 422, Official Records.

ALSO EXCEPTING all oil, gas, petroleum and other hydrocarbon substances and minerals located in, under and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and to her improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damages or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonable value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

     As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, at al, recorded April 16, 1981 in Book 3856, page 843, Official Records.


NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 2:  APN 291-140-05

Swamp and Overflow Lot 3 in the Southeast quarter and the Swamp and Overflow Lots 4 and 5 in the Northeast quarter; the Northwest quarter of the Southeast quarter;

the Southeast quarter of the Southeast quarter; the Southwest quarter of the Southeast quarter, and the West half of Section 20, Township 22 South, Range 23 East, Mount Diablo Base and Meridian, County of Tulare, State of California, according to the official plat thereof.

EXCEPTING therefrom one-half of all the oil, gas and other hydrocarbons and minerals in, on or that may be produced therefrom reserved by James
A. Booth and Francis N. Booth, his wife, in Deed dated May 27, 1943, recorded June 2, 1943 in Book 1832, page 272, Official Records.

ALSO EXCEPTING one-fourth of all oil, gas and other hydrocarbons and minerals in, on or under, or that may be produced from said land, as reserved by Harold A. Witham and Frances A. Witham, his wife, in Deed dated January 2, 1947, recorded February 21, 1947 in Book 1234, page 71, Official Records.

ALSO EXCEPTING therefrom one-eighth of all the oil, gas and other hydrocarbons and minerals in, on or under, or that may be produced therefrom as reserved by John Ruether and Margaret F. Ruether, in the Deed recorded February 5, 1962, in Book 2317, page 250, File No. 4664, Official Records.

ALSO EXCEPTING therefrom a strip of land 30 feet wide along the entire East side of the property described hereinabove and a strip of land 55 feet wide along the Northerly boundary of the property described hereinabove, measured from the center of the County road South, said 30 foot strip to leave the East line and pass to the West of the pumping plant in the Northeast corner of the property hereinabove described, a distance therefrom of not less than 25 feet, so that the East line of said 30 foot strip is not less than 25 feet West of the pumping plant.

ALSO EXCEPTING all oil, gas, petroleum and the hydrocarbon substances and minerals located in, under and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas and other hydrocarbon substances and minerals, together with the rights of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonable value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al, recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 3:  APN 291-140-05 (portion)

The right of ingress and egress at not more than two points across the strip of land 55 feet wide, excepted from Parcel No. 2 above, and across the ditch maintained thereon and the right to maintain a bridge not over 16 feet wide at not more than two points on the North crossing said ditch.

Also an easement and right of way for a pipe line over and across the strips of land excepted from Parcel No. 2 above, for the purpose of conveying water from the pumping plant across said strip of land to the above described land.

Also the further easement and right of way through and across the strips of land excepted from Parcel No. 2 above, at a point where the lateral of the Bayou Vista Ditch now feeds and conveys water to said Section 20, for conveyance of water purchased or to be purchased from Bayou Vista Ditch Company, to said Section 20, should the strip of land above described by used for other than ditch purposes.

PARCEL 4:  APN 291-070-10

That  portion  of Section 22, Township 22 South, Range  23  East,
Mount Diablo Base and Meridian, County of Tulare, State of California, according to the official plat thereof, lying West of the Atchison, Topeka and Santa Fe Railroad, more particularly described as follows:

Beginning at a point 26.70 feet East and 30 feet North of the Southwest corner of said Section 22; thence East 758.50 feet to a point on the Westerly right of way line of the Atchison, Topeka and Santa Fe Railroad said point being 30 feet North of the South line of said Section 22; thence North 30 degrees 17' 45" West 1375.63 feet along the Westerly right of way line of the Atchison, Topeka and Santa Fe Railroad; thence South 66 degrees 09' 45" West
56.46 feet; thence South 0 degrees 38' 15" West 1165.00 feet to the point of beginning.

EXCEPTING therefrom that portion described as follows:

Beginning  at  the  Southwest corner of said Section  22;  thence
North  89  degrees  46'  06"  East,  along the South line of said
Section 22, 803.02 feet to the Westerly right of way line of the Atchison, Topeka and Santa Fe Railroad Company; thence North 30 degrees 23' 39" West, along said Westerly right of way line, 34.70 feet to the true point of beginning, thence continuing North 30 degrees 23' 39" West, along said Westerly right of way line, 11.56 feet; thence South 59 degrees 26' 21" West, 19.89 feet; thence North 89 degrees 46' 06" East, parallel to and 30 feet distant from said South line of Section 22, 23.01 to the true point of beginning.

ALSO EXCEPTING therefrom an undivided three-fourths interest in all oil, gas and other minerals beneath the surface of said land, together with rights incidental to the development of the same, as reserved by the Union Central Life Insurance Company, a corporation, in Deed dated February 14, 1940, recorded October 2, 1940 in Book 911, page 477, Official Records.

ALSO EXCEPTING all oil, gas, petroleum and other hydrocarbon substances and minerals located in, under and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns. A reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonable value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so-selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al, recorded April 16, 1981, in Book 3856, page 843, Official Records.
NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 5:  APN 291-080-01, 02 and 291-090-01

That portion of the Northwest quarter of Section 27, Township 22 South, Range 23 East, Mount Diablo Base and Meridian, County of Tulare, State of California, according to the official plat thereof, lying West of a line 150 feet Southwesterly at right angles from the center line of the Atchison, Topeka and Santa Fe Railway Company right of way.

EXCEPTING therefrom those portions thereof described as follows:

(A) Beginning at a point 230 feet at right angles in a Southwesterly direction from a point in the center line of the Atchison, Topeka and Santa Fe Railway which point is a distance of 1439.3 feet, measured along said line Southeasterly from the point where said line intersects the North boundary of said
Section 27; thence Southeasterly parallel with said centerline, 75 feet; thence at right angles Southwesterly 150 feet; thence at right angles Northwesterly 75 feet; thence at right angles Northeasterly 150 feet to the point of beginning.

(B)   Beginning  at  a  point in the Northwest  quarter  of  said
Section 27 which point is determined by commencing at the point where the Atchison, Topeka and Santa Fe Railway Company right of way crosses the North line of said Section 27; thence Southeasterly along the center of said right of way 939.3 feet; thence at right angles to said right of way in a Southwesterly direction, 230 feet to a post at the Northeasterly corner of a Blacksmith Shop; thence in a Southeasterly direction and parallel with said right of way, 175 feet to the true point of beginning; thence in a Southwesterly direction at right angles to said right of way 150 feet; thence Southeasterly parallel with said right of way 50 feet; thence Northeasterly and at right angles to said right of way, 150 feet; thence Northwesterly and parallel with said right of way, 50 feet to the true point of beginning.

EXCEPTING therefrom an undivided one-half interest in and to all minerals, mineral deposits, oil, gas, and other hydrocarbon substance of every kind and character contained in or upon said premises, together with rights incidental to the development of the same, as reserved by California-Western States Life Insurance Company, a corporation, in Deed dated July 1, 1944, recorded September 1, 1944, in Book 1099, page 64, Official Records.

ALSO EXCEPT from a portion of said Northwest quarter, an undivided three-fourths interest in and to all oil, gas, minerals and mineral rights in and under said land, as reserved by John F. Butcher and Verna V. Butcher, his wife, in Deed recorded September 15, 1977 in Book 3454, page 932, Official Records.

ALSO EXCEPTING all oil, gas, petroleum and other hydrocarbon substances and minerals located in, under and upon said property, together with the right to go upon said property at any time hereafter for the purposes of development and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and to her improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonable value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al, recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 6:  APN 291-120-07 (portion)

The Northeast quarter of Section 31, Township 22 South, Range  23
East, Mount Diablo Base and Meridian, County of Tulare, State  of
California, according to the official plat thereof.

EXCEPTING therefrom all oil, gas, petroleum, and other hydrocarbon substances within or underlying said land or that may be saved or produced therefrom, with rights of ingress and egress to recover the same, as excepted by Ethel B. Cooper, a married woman, in the Deed to O. L. Foy, et al., dated June 13, 1952, recorded July 9, 1952 in Book 1608, page 105, Official Records.

ALSO EXCEPTING all oil, gas, petroleum and other hydrocarbon substances and minerals located in, under and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonable value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al, recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 7:  APN 291-120-06, 05 and 291-110-05, 06 and 311-020-10 &
11

All of Section 32; all of Section 33 in Township 22 South, Range 23 East, Mount Diablo Base and Meridian, and all of Section 4, Township 23 South, Range 23 East, Mount Diablo Base and Meridian, County of Tulare, State of California, according to the official plat thereof.

EXCEPTING therefrom an undivided one-half interest in and to all oil, gas, and minerals in and under said land, together with all easements and rights necessary or convenient for the production, storage and transportation thereof, and the exploration and testing of said real property, as reserved by R. V. Taylor and Marie Hutton Taylor, his wife, in Deed dated December 30, 1946, recorded December 9, 1952 in Book 1636, page 71, Official Records.

ALSO EXCEPTING all oil, gas petroleum and other hydrocarbon substances and minerals located in, under and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonable value of the land so occupied and use, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al, recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantees, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 260, page 238 of Deeds, Tulare County Records."

PARCEL 8:  APN 291-120-07 (portion)

The Southeast quarter of Section 31, Township 22 South, Range  23
East,  Mount Diablo Base and Meridian, in the County  of  Tulare,
State of California, according to the official plat thereof.

EXCEPTING therefrom an undivided one-half interest in and to all minerals, mineral deposits, oil, gas, and other hydrocarbon substance of every kind and character contained in or upon said land, together with rights incidental to the development of the same, as reserved by California-Western States Life Insurance Company, a corporation, in Deed dated December 17, 1946, recorded January 20, 1947 in Book 1228, page 373, Official Records.

ALSO EXCEPTING all oil, gas, petroleum and other hydrocarbon substances and minerals located in, under and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonable value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties thereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al, recorded April 16, 1981, in book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 9:  APN 291-110-03 (PORTION)

That portion of the Southwest quarter of Section 34, Township  22
South,  Range 23 East, Mount Diablo Base and Meridian, County  of
Tulare, State of California, according to the official plat thereof, described as follows:

Beginning at the Southwest corner of said Section 34, thence East 6 chains; thence Northwesterly along the Swamp and Overflow line, North 17 degrees West 20.8 chains to the West line of said
Section 34, thence South along said West line to the point of beginning.

EXCEPT one-half interest in all oil, gas, minerals, and other hydrocarbon substances located in or under Parcel No. 9, as reserved by Angiola Ranch in Deed recorded March 8, 1963, in Book
2403, page 422, Official Records.

ALSO EXCEPTING all oil, gas, petroleum and other hydrocarbon substances and minerals located in, under and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors, and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonable value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981 in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 10:  APN 311-030-08 (portion)

The Northwest quarter of Section 3 and the West half of the Southwest quarter of Section 3, Township 23 South, Range 23 East,
Mount  Diablo  Base  and Meridian, County  of  Tulare,  State  of
California, according to the official plat thereof.

EXCEPTING from said Parcel 10 an undivided one-half interest in and to all minerals, oil, gas, and other hydrocarbon substances as reserved in the Deed from F.L. Purinton and Gertrude E. Purinton, his wife, dated January 21, 1948 and recorded February 17, 1948 in Book 1283, page 244, File No. 4398, Official Records.

ALSO EXCEPTING one-fourth interest in all oil, gas, minerals, and other hydrocarbons and substances as reserved by Angiola Ranch in Deed recorded in Book 2403, page 422, Official Records.

ALSO  EXCEPTING  all oil, gas, petroleum, and  other  hydrocarbon substances and minerals located in, under, and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas, and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonably value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 11:  APN 311-030-80 (portion)

The Northeast quarter of Section 3 and the East half of Southwest quarter of Section 3, Township 23 South, Range 23 East, Mount
Diablo Base and Meridian, County of Tulare, State of California, according to the official plat thereof.

EXCEPTING therefrom one-half of all oil, gas, and other hydrocarbon substances and minerals in, under and that may be produced from said land as reserved by Charles F. Harper Company, a corporation, in Deed dated January 22, 1947, recorded March 3, 1947, in Book 1237, page 15, Official Records.

ALSO EXCEPT from said Parcel 11 one-fourth of all oil, gas, and other hydrocarbon substances, as reserved in the Deed from F.L. Purinton and Gertrude E. Purington, husband and wife, dated January 21, 1948 and recorded February 17, 1948 in Book 1283, page 244, File No. 4398, Official Records.

ALSO EXCEPTING one-eighth interest in all oil, gas, minerals, and other hydrocarbon substances in or under Parcel No. 11, as reserved by Angiola Ranch in Deed recorded March 8, 1963 in Book
2403, page 422, Official Records.

ALSO  EXCEPTING  all oil, gas, petroleum, and  other  hydrocarbon substances and minerals located in, under, and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas, and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonably value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "in addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 12:  APN 311-030-07

The  Southeast quarter of Section 3, Township 23 South, Range  23
East,  Mount Diablo Base and Meridian, in the County  of  Tulare,
State of California, according to the official plat thereof.

EXCEPTING therefrom the East 66 feet thereof.

ALSO EXCEPTING therefrom an undivided one-half interest in all oil, gas, and minerals in and under said lands as reserved in the Deed from California Lands, Inc., to R.Y. Williams, dated December 26, 1934, filed for record January 3, 1935, in Book 602, page 370, Official Records of Tulare County, California.

ALSO  EXCEPTING  all oil, gas, petroleum, and  other  hydrocarbon substances and minerals located in, under, and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas, and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonably value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

as reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, leasees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 13:  APN 311-020-05, 06, 18, and portion 17

The  West  half of Section 5, Township 23 South, Range  23  East,
Mount Diablo Base and Meridian, in the County of Tulare, State of
California, according to the official plat thereof.

EXCEPTING the Northeast quarter of the Northwest quarter of the Northwest quarter of the Northwest quarter thereof.

ALSO EXCEPTING the Northwest quarter of the Northwest quarter of the Northwest quarter of the Northwest quarter thereof.

ALSO EXCEPTING therefrom an undivided one-half interest in and to all minerals, mineral deposits, oil, gas, and other hydrocarbon substances of every kind and character contained in or upon said land, together with the rights incidental to the development of the same, as reserved by California-Western States Life Insurance Company, a corporation, in Deed dated December 17, 1946, recorded January 20, 1947 in Book 1228, page 373, Official Records.

ALSO  EXCEPTING  all oil, gas, petroleum, and  other  hydrocarbon substances and minerals located in, under, and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas, and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonably value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."


PARCEL 14:  APN 311-020-19, 20, 21, 22 and portion 17

The  East half of Section 5; all of Section 8, Township 23 South,
Range  23 East, Mount Diablo Base and Meridian, County of Tulare,
State of California, according to the official plat thereof.

EXCEPTING from Section 5 the Northeast quarter of the Northeast quarter of the Northeast quarter of the Northeast quarter and the Southwest quarter of the Northeast quarter of the Northeast quarter of the Northeast quarter.

EXCEPTING from said Section 8, the interest in a strip of land on the Southerly end thereof, being a strip 123 links wide at the West end and 98 links wide at the East end of said Section 8, which was conveyed to Kings County Canal Company, a corporation, for use as an irrigation ditch with 25 links in width adjoining said ditch, by Deed dated April 20, 1906, recorded April 8, 1924 in Book 61, page 285, Official Records.

ALSO EXCEPTING therefrom the minerals within or underlying the Northeast quarter of said Section 5, and the South half of the Southwest quarter of said Section 8, as excepted in the Deed from Annie L. Johnson and C. Walter Johnson, dated December 1, 1943, recorded January 17, 1944 in Book 1058, page 144, Official Records.

ALSO EXCEPT from the above portion of Section 5 and Section 8 except the South half of the Southwest quarter, an overriding one percent net royalty of all the oil, gas, and other hydrocarbon substances produced and saved as conveyed to Richard N. Oster and wife in a Deed recorded October 16, 1943 in Book 1046, page 342, Official Records.

ALSO  EXCEPTING  all  oil, gas, petroleum and  other  hydrocarbon substances and minerals located in, under, and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas, and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonably value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrator shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 15:  APN 311-020-08

The Southwest quarter of the Northeast quarter of the Northeast quarter of the Northeast quarter of Section 5, Township 23 South, Range 23 East, Mount Diablo Base and Meridian, in the County of Tulare, State of California, according to the official plat thereof.

EXCEPT the minerals within or underlying said land as excepted in a Deed from Annie L. Johnson, et con. recorded January 17, 1944, in Book 1058, page 144, Official Records.

PARCEL 16:  APN 311-020-09

The Northeast quarter of the Northeast quarter of the Northeast quarter of the Northeast quarter of Section 5, Township 23 South, Range 23 East, Mount Diablo Base and Meridian, in the County of Tulare, State of California, according to the official plat thereof.

EXCEPT the minerals within or underlying said land as excepted in a Deed from Annie L. Johnson, et con., recorded January 17, 1944 in Book 1058, page 144, Official Records.

PARCEL 17:  APN 311-020-02

Swamp and Overflow Lots 1, 2, 3, 4, 7, 8, and 11 of Section 6; the South half of the Northeast quarter of Section 6; the Southeast quarter of the Northwest quarter of Section 6; the East half of the Southwest quarter of Section 6, and the Southeast quarter of Section 6, all in Township 23 South, Range 23 East, Mount Diablo Base and Meridian, in the County of Tulare, State of California, according to the official plat thereof.

EXCEPTING therefrom an undivided one-half interest in and to all minerals, mineral deposits, oil, gas, and other hydrocarbon substances of every kind and character contained in or upon said land, together with rights incidental to the development of the same, as reserved by California-Western States Life Insurance Company, a corporation, in Deed dated December 17, 1946, recorded January 20, 1947, in Book 1228, page 373, Official Records.

ALSO  EXCEPTING  all oil, gas, petroleum, and  other  hydrocarbon substances and minerals located in, under, and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances form said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas, and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonably value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 18:  APN 311-020-15 and 16

Swamp and Overflow Lots 1, 2, 3, 4, 5, 6, 7, and 8 of Section 7; the East half of the Northwest quarter of Section 7; the East half of the Southwest quarter of Section 7; and the East half of
Section 7, Township 23 South, Range 23 East, Mount Diablo Base and Meridian, in the County of Tulare, State of California, according to the official plat thereof.

EXCEPTING therefrom an undivided one-half interest in and to all minerals, mineral deposits, oil, gas, and other hydrocarbon substances of every kind and character contained in or upon said land, together with rights incidental to the development of the same, as reserved by California-Western States Life Insurance Company, a corporation, in Deed dated December 17, 1946, recorded January 20, 1947, in Book 1228, page 373, Official Records.

ALSO  EXCEPTING  all oil, gas, petroleum, and  other  hydrocarbon substances and minerals located in, under, and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas, and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonably value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnity and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 19:  APN 311-020-12

Section 9, Township 23 South, Range 23 East, Mount Diablo Base and Meridian, in the County of Tulare, State of California, according to the official plat thereof.

ALSO  EXCEPTING  all oil, gas, petroleum, and  other  hydrocarbon substances and minerals located in, under, and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas, and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for al land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to damages or as to the reasonably value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 20:  APN 311-030-03, 05, 16, and 311-060-02

The North half of the Northeast quarter of Section 10, Lots 5, 6, 7, and 8 of Section 10 and Lot 3 of Section 15, all in Township 23 South, Range 23 East, Mount Diablo Base and Meridian, in the County of Tulare, State of California, according to the official plat thereof.

ALSO  EXCEPTING  all oil, gas, petroleum, and  other  hydrocarbon substances and minerals located in, under, and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas, and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe lines, fences, canals, buildings and other improvements of the grantee, his heirs, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns not agree as to the damages or as to the reasonably value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 21:  APN 311-030-02 and 17

The South half of the Northeast quarter, the Southeast quarter, and Lots 2, 3, and 4, all in Section 10, Township 23 South, Range 23 East, Mount Diablo Base and Meridian, in the County of Tulare, State of California, according to the official plat thereof.

EXCEPTING therefrom that portion of said land conveyed to Curtney
McCracken, a single man, in Deed recorded march 3, 1952, File No.
6344, Official Records, described as follows:

That  portion lying Easterly of the Easterly line of the existing
100 foot right of way for the canal which runs Northeasterly and Southwesterly through the East half of said Section 10.

ALSO EXCEPTING therefrom an undivided one-half interest in and to all oil, gas, and minerals in and under said land, as reserved by Ada R. Boyd, a widow, in Deed recorded October 22, 1975, File No.
42420, Official Records.

ALSO  EXCEPTING  all oil, gas, petroleum, and  other  hydrocarbon substances and minerals located in, under, and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas, and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe liens, fences, canals, buildings and other improvements of the grantee, his heir, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonably value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

PARCEL 22:  APN 311-030-04

Lot  1  in  Section 10, Township 23 South, Range 23  East,  Mount
Diablo  Base  and  Meridian, in the County of  Tulare,  State  of
California, according to the official plat thereof.

EXCEPTING therefrom an undivided one-half of all oil, gas, and minerals in and under said land, as reserved by P.T. Burns and Sarah Burns, in Deed recorded May 18, 1946, File No. 18354,
Official Records.

ALSO EXCEPTING therefrom an undivided one-half interest in and to all oil, gas, and minerals in and under said land, as reserved by Ada R. Boyd, a widow, in Deed recorded October 22, 1975, File No.
42420, Official Records.

ALSO  EXCEPTING  all oil, gas, petroleum, and  other  hydrocarbon substances and minerals located in, under, and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas, and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe liens, fences, canals, buildings and other improvements of the grantee, his heir, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonably value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."

NOTE:   Said property is situated within the Tulare Lake Resource
Conservation District.

PARCEL 23:  APN 311-010-02

Swamp and Overflow Lots 1, 4, 5, and 8 of Section 18; the East half of the Northwest quarter of Section 18 and the East half of the Southwest quarter of Section 18, and the East half of Section 18, Township 23 South, Range 23 East, Mount Diablo Base and Meridian, County of Tulare, State of California, according to the official plat thereof.

EXCEPTING therefrom an undivided one-half interest in and to all minerals, mineral deposits, oil, gas and other hydrocarbon substances of every kind and character contained in or upon said land, together with rights incidental to the development of the same, as reserved by California-Western States Life Insurance Company, a corporation, in Deed dated December 17, 1946, recorded January 20, 1947 in Book 1228, page 373, Official Records.

ALSO  EXCEPTING  all oil, gas, petroleum, and  other  hydrocarbon substances and minerals located in, under, and upon said property, together with the right to go upon said property at any time hereafter for the purposes of developing and extracting oil, gas, minerals and other hydrocarbon substances from said land, and to erect and construct upon said land at locations approved in advance in writing by Grantee or his successor in interest which approval shall not be unreasonably withheld, any and all equipment, derricks, telephone and telegraph lines, storage tanks, pipelines, and any and all things necessary or incidental to the exploration and development of said land for oil, gas, and other hydrocarbon substances and minerals, together with the rights of way of passage over, upon and across, and egress and ingress to and from said land for any or all of the above purposes at locations approved in advance in writing by grantee or his successor in interest; which approval shall not be unreasonably withheld; provided, however, that the grantor, his heirs, administrators, executors, and assigns, whomsoever shall own the mineral rights at the time, shall make complete payment to the grantee, his heirs, administrators, executors and assigns, for any and all damages occasioned by the operations of the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, to crops, wells, pumps, pipe liens, fences, canals, buildings and other improvements of the grantee, his heir, administrators, executors and assigns, a reasonable price, based on its fair market value for all land used or damaged or occupied by the grantor, his heirs, administrators, executors, assigns and lessees, under leases made after December 12, 1980, for any of said purposes. If the parties or their successors and assigns cannot agree as to the damages or as to the reasonably value of the land so occupied and used, the same shall be determined by arbitration, each party, their successors or assigns selecting one arbitrator, and the two so selected choosing a third arbitrator, and the decision of any two of such arbitrators shall be conclusive and binding upon the parties hereto, their heirs, successors and assigns.

As reserved by South Lake Farms, a corporation, in a Deed to Floyd C. Williams, et al., recorded April 16, 1981, in Book 3856, page 843, Official Records.

NOTE: Said Deed recites: "In addition, the grantor, its heirs, successors, lessees and assigns, whomsoever shall own the mineral rights at the time, shall indemnify and hold grantee, its heirs, successors and assigns harmless from any loss, costs, expense or damage caused by any complete or partial defeasance suffered by the grantee, its heirs, successors or assigns resulting from any act or failure to act of such mineral rights owner in violation of any covenant or condition contained in that certain Deed dated July 30, 1919, recorded in Book 280, page 238 of Deeds, Tulare County Records."




                           EXHIBIT "B"

       to   PURCHASE  AGREEMENT  dated  _______________   between
Southlake Acquisition Corporation and Jim Joseph Revocable Trust,
"Owner"; and Dana C. Hair "Buyer."

There is no Exhibit "B."

                           EXHIBIT "C"

       to   PURCHASE  AGREEMENT  dated  _______________   between
Southlake Acquisition Corporation and Jim Joseph Revocable Trust,
"Owner"; and Dana C. Hair "Buyer."

There are no items in Exhibit "C."

                           EXHIBIT "D"

       to   PURCHASE  AGREEMENT  dated  _______________   between
Southlake Acquisition Corporation and Jim Joseph Revocable Trust,
"Owner"; and Dana C. Hair "Buyer."

-     A  copy  of  a  Field Tenant Lease dated January  5,  1997,
between   Southlake  Acquisition  Corporation  ("Landlord")   and
Phoenix Farming Company ("Tenant").

- A copy of a Field Tenant Lease dated January 5, 1997, between Southlake Acquisition Corporation ("Landlord") and Four
B's Farms ("Tenant").

-     A copy of an Agricultural Lease dated September 8, 1992 and
its   amendment   dated  November  29,  1995  between   Southlake
Acquisition  Corporation  ("Owner")  and  J.G.  Boswell   Company
("Tenant").

-     A  copy  of  a letter dated February 14, 1997,  from  Brent
Bowen, Vice President, Southlake Acquisition Corporation to  J.W.
Boswell, President, J.G. Boswell Company.

-     A  copy  of a Field Tenant Lease dated February  20,  1997,
between   Southlake  Acquisition  Corporation  ("Landlord")   and
W. William Blanken dba HWB Farms ("Tenant").

                        FIELD TENANT LEASE

DATE: January 5, 1997

PARTIES: SOUTHLAKE ACQUISITION CORPORATION, a Nevada corporation,
(hereinafter referred to as "Landlord"); and PHOENIX FARMING COMPANY, a general partnership (hereinafter referred to as "Tenant").

RECITALS:

A. The Landlord is the owner of approximately 3,533 acres, more or less (hereinafter referred to as the "Real Property"), located in the County of Tulare, State of California, and more particularly described in Exhibit "A".
B. Landlord desires to lease to Tenant and Tenant desires to lease from Landlord the Real Property, together with appurtenances, subject to the terms and conditions contained herein.

AGREEMENTS:

In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Lease: The Landlord leases to Tenant and the Tenant leases from Landlord, on the terms and conditions set forth in this Lease, the Real Property, together with all appurtenances.

2. Term: The term of this Lease starts on the date hereof and terminates upon the completion of the harvest of the crop planted on the Real Property during the 1997 cropping season or December
31, 1997, whichever event occurs first.

3. Rent - Cotton: Tenant shall pay to the landlord an amount per acre of cotton grown on the premises determined as follows:

     $55.00 per acre plus "Additional Rent" per acre computed as follows:

          Gross Income minus "Cost of Production", minus "Marketing Costs", plus gin credits
          (minus gin debits), minus $100, divided by three.

     Rent shall be paid as follows:

          $55,602.25 on or before February 1, 1997
          $55,602.25 on or before December 1, 1997
          "Additional Rent" due (if any) on or before February 1, 1998

"Cost of Production" is hereby stipulated at $825 per acre for upland cotton and $835 per acre of pima cotton.

"Cost of Production" includes (among other costs) $55 per acre for rent and $170 per acre for the cost and application of herbicides, the cost and application of insecticides, and the cost of hand weeding. If the actual costs for insecticides, herbicides and hand weeding exceed or are less than $170 per acre, the "Cost of Production" will be adjusted accordingly.

"Marketing Costs" will include costs such as freight, insurance, and f.o.b. charges which Tenant incurs for his account in the marketing of the crop from the premises.

Computations for additional rent due will be made separately for upland and Pima cotton grown on the premises.

The yield for each type of cotton will be the average yield per acre from each type of cotton grown on the premises.

The costs for insecticides, herbicides and hand weeding will be the average per acre of such costs for all cotton grown on the premises and shall not be segregated between pima and upland cotton.

Tenant shall supply to Landlord figures for cotton yields, "Gross
Income", "Cost of Production", "Marketing Costs", and gin credits or debits. Tenant shall also supply Landlord, upon its reasonable request, with documents and records to substantiate those figures.

Rent-Wheat: Tenant shall pay to Landlord an amount per acre of wheat grown on the premises determined as follows:

     "Wheat Revenue" shall be the gross amount received by the tenant for wheat grown on the premises.

     "Wheat Cost of Production" is hereby stipulated to be $265 per acre.

     "Wheat Profit" per acre is equal to the "Wheat Revenue" per acre minus the "Wheat Cost of Production" per acre.

     Tenant shall pay to Landlord and amount equal to one-half the "Wheat Profit" per acre for "Wheat Profit" per acre up to $50 per acre. "Wheat Profit" per acre exceeding $50.00 per acre is for the account of the Tenant.

     No rental shall be due unless the "Wheat Revenue" per acre exceeds the "Wheat Cost of Production" per acre.

     Wheat rental due, if any, shall be paid by the Tenant to the Landlord on or before September l, 1997.

Tenant shall supply Landlord with figures for wheat yields per acre and "Wheat Revenue" per acre. Tenant shall also supply
Landlord, upon its reasonable request, with documents and records to substantiate those figures.

Tenant shall supply to Landlord acreage planted to pima cotton, upland cotton and wheat.

4. Government Programs. Upon written request of Tenant, Landlord agrees to join in and cooperate with all governmental agricultural plans and programs, both state and federal, which may during the term hereof be applicable to the Real Property or the farming operations upon the Real Property contemplated hereby, and Landlord agrees to execute any and all writings which may be required by governmental authorities in that regard. Tenant shall be entitled to all crop allotments and/or histories arising out of the farming operations on the Real Property during the term hereof to the extent allowed by any such governmental plan or program. Provided, however, under no circumstances shall any crop allotment, crop history, or other program benefit be severed from the Real Property.

5. Relationship of the Parties: The relationship of the parties hereto is that Landlord and Tenant, and Landlord shall not be deemed a partner or a joint venturer with Tenant by reasons of the provisions of this Lease.

6. Use: The Real Property is leased to Tenant for the planting, growing, and harvesting of wheat, barley, cotton and any other crops customarily grown in the area. Tenant shall not use, or permit to be used, any part of the Real Property for any purpose other than other than those specified herein. All operations incident to this use of the Real Property shall be carried on according to the best courses of husbandry practised in the vicinity, and Tenant shall use all reasonable means to control the growth of noxious weeds and grasses at its sole expense. Tenant shall also perform post-harvest discing and ground preparation as is required by law and/or is consistent with the highest standards of farming practices in the area.

7. Entry by Owner: Tenant shall permit Landlord, and Landlord's agents and assigns, at all reasonable times, to enter the Real Property, and to use the roads established on the Real Property now or in the future, for the purposes of inspection, compliance with the terms of this Lease, posting notices, and all other lawful purposes. Tenant shall supply Landlord and its agents and assigns with keys and other instruments necessary to effect entry on the Real Property.

       Tenant shall make and keep pertinent records of all operations and conduct under this Lease and shall make them available to Landlord and Landlord's agents and assigns at all reasonable times for inspection.

8. Expenses: Tenant shall pay all costs and expenses in connection with the planting, cultivating, irrigating, dusting, spraying, harvesting, hauling, and all other costs incurred in connection with the crops to be grown on the Real Property during the term of this Lease.

9. Utilities: Tenant shall pay for all water, gas, heat, light, power, telephone service, and for all other services to the Real Property except as otherwise provided in this Lease.

10. Irrigation and Water Districts: During the term of this Lease Tenant shall be entitled to receive whatever water is available to Tenant from the facilities of the Angiola Water District. Tenant shall pay, during the term of this Lease, to the Angiola Water District Fifty Dollars ($50.00) per acre foot for all water delivered to the Real Property by the Angiola Water District and applied to land planted to cotton and shall pay Twenty Five Dollars ($25.00) for all water delivered to the Real Property by the Angiola Water District and applied to land planted to wheat or other crops. Tenant shall pay for such water within 10 days of the date of the invoice from the Angiola Water District. Failure on the part of Tenant to pay for water within that ten-day period may result in the discontinuance of water deliveries. Tenant agrees that such discontinuance of water delivery shall constitute no cause of action by Tenant against Landlord or the Angiola Water District. Tenant agrees to pay the penalties and interest assessed by the Angiola Water District on late payments to the District.

11. Waste: Tenant shall not commit, or permit others to commit, waste on the Real Property, or maintain a nuisance upon the Real Property. Tenant accepts the Real Property in its present condition and agrees on the last day of the term or upon sooner termination of the Lease, to surrender the Real Property in the same condition as when received.

12. Repairs: Tenant has inspected the premises and all improvements thereon and acknowledges that the premises and improvements are now in good and tenantable condition and thereby waives any obligations on the Landlord's part to repair such improvements and any and all rights to make improvements at Landlord's expense under the provisions of Section 1942 of the California Civil Code. All improvements now and hereafter placed on the premises will be maintained by Tenant during the term hereof at its own expense. At the expiration or sooner termination of the term, Tenant will surrender the premises and improvements in as good order and condition as when received by Tenant, reasonable use and wear excepted.

13. Alterations: Tenant shall not make or permit to be made any alterations on the Reap Property without first obtaining Landlord's written consent. All alterations and additions shall be made at the sole expense of the Tenant. Additions to or alterations of the Reap Property shall become at once a part of the Real Property and belong to the Landlord. Tenant shall keep the Real Property free from any liens arising out of work performed, material furnished, or any other obligations incurred by Tenant.

14. Liability and Insurance: Tenant agrees to keep Landlord free from all liability and claims for damages arising from any injury from any cause to any person, including Tenant, or to property of any kind belonging to anyone, including Tenant, arising from Tenant's operations while in, upon, or in any way connected with the Real Property, including the flooding of public roads or neighboring lands because of improper drainage or escaping irrigation waters, during the term of any occupancy under this Lease. Tenant waives any and all claims against Landlord for damage to person or property arising from any reason. Tenant further agrees to take out and to keep in full force and effect during the term of this Lease, at Tenant's expense, a policy of public liability insurance for protection against liability to the public arising as an incident to the use of, or resulting from any action occurring in or about the Real Property. Landlord shall be an additional named insured on the policy, and the policy shall contain cross-liability endorsements. The policy shall provide for combined single limit coverage in an amount not less than One Million Dollars ($1,000,000.00). Upon demand by the Landlord, Tenant shall deliver to Landlord a certificate of such insurance coverage. Tenant further agrees to take out and keep in force during the term of this Lease at its own expense, proper and adequate workman's compensation insurance.

15. Remedies of Landlord on Default: Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.

       A. Landlord can continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the premises and relet them or any part of them, to third parties for the Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Real Property, including, without limitation, broker's commissions, expenses of remodeling the Real Property required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent the Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that the Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right of possession of the Real Property, if Tenant obtains Landlord's consent Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent toa propose assignment or subletting shall not be unreasonably withheld.

       B. Landlord can terminate Tenant's right to possession of the Real Property at any time. No act by the Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Real Property, or the appointment of a receiver on the Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On Termination, Landlord has the right to recover from Tenant:

       (i) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

       (ii) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of the award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

       (iii)The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

       (iv) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

       "The worth at the time of the award", as used in (i) and (ii) of this paragraph, is to be computed by allowing interest at the maximum rate an individual is allowed by law charge. "The worth, at the time of the award", as referred to in
(iii) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

       Landlord shall have the right to re-enter the premises to take whatever acts, in the landlord's sole and absolute discretion, are necessary to protect the crops and/or Real Property and may take possession and/or ownership of all crops and may apply any proceeds to amounts due from Tenant.

       No re-entry or taking possession of the Real Property by Landlord shall be construed as an election by him to terminate this Lease unless a written notice of such an intention is given to the Tenant or the Lease is declared to be terminated by a court of competent jurisdiction.

       All these rights shall be concurrent and cumulative and are in addition to, and not in derogation of, all other rights and remedies available to Landlord.

       Nothing contained in this Lease, and no security or guaranty of the Tenant that landlord holds now or in the future under this Lease, shall in any way constitute a bar or defense to an action by Landlord in unlawful detainer or for recovery of the Real Property.

       16. Landlord's Right to Cure Tenant's Defaults. If Tenant should fail to pay any charges, tax, or other amounts herein required to be paid by it when due, or in the event that Tenant fails to pay any sums required to be paid hereunder to protect Landlord's interest herein, the same may be paid by the Landlord and all sums so expended by Landlord shall immediately become due and payable from Tenant to Landlord and shall bear interest at the rate specified in Paragraph 3. Landlord shall also have the right, should Landlord deem it necessary for the protection of Landlord's interest in any crop or produce being grown upon the premises, to take immediate possession of the premises and to mature, harvest and/or market the crops and produce growing thereon for the benefit of both Landlord and Tenant, and any and all costs or expenses incurred by the Landlord in so doing shall be deemed to be amounts paid to cure a default of Tenant and shall become immediately due and payable from Tenant to Landlord pursuant to the terms of this Paragraph.

       17. Security Agreement. Tenant hereby grants Landlord a security interest in all crops growing or to be grown on the Real Property during the term of this Lease including proceeds of said crops to secure Tenants to secure Tenant's obligations under this Lease, said obligations include but are not limited to the payment of rent. Tenant agrees to execute any and all documents reasonably necessary to memorialize and perfect said security interest including, but not limited to two copies of UCC-1 Financing Statement in the form of Exhibit "B". Should enforcement of the above described security interest be necessary, Landlord shall have any and all remedies available under California law.

       18. Assignment and Subletting. Tenant shall not assign this Lease, or any rights under it, and shall not sublet the entire or any part of the Real Property, or any right or privilege appurtenant to the Real Property, or permit any other person (the agents and employees of Tenant excepted) to occupy or use the entire or any portion of the Real Property, without first obtaining Landlord's written consent. A consent to one assignment, subletting, occupation, or use by another person is not a consent to future assignment, subletting, occupation, or use by the same or another person. An assignment or subletting without Landlord's consent shall be void, and shall, at Landlord's option, terminate this Lease. No interest of Tenant in this Lease shall be assignable by operation of law without Landlord's written consent.

       19. Rights of Others. This Lease is subject to all existing easements, servitudes, licenses, and rights-of-way for canals, ditches, levees,, roads, highways, telephone, telegraph, electric, power lines, railroads, pipelines, and other purposes whether recorded or not.

       20. Subordination. This Lease shall be subordinate to any mortgages, or deeds of trust that may subsequently be placed on the premises, to all advances made under them, to the interest on all obligations secured by them, and to all renewals, replacements, and extensions of them. PROVIDED, HOWEVER, the mortgagee or beneficiary in those mortgages or deeds of trust shall recognize the Lease of Tenant in the event of foreclosure if Tenant is not in default under the terms of the Lease.

       Subordination of the Tenant's interest is effective without any further act of Tenant. Tenant shall from time to tome upon Landlord's request execute and deliver any documents or instruments that may be required by a lender or other third party to effectuate any subordination. If Tenant fails to execute and deliver any such documents or instruments, Tenant irrevocably appoints Landlord as Tenant's special attorney in fact to deliver any such document or instrument.

       21. Disclaimer. Landlord makes no warranty of the soil suitability for growing crops Tenant is authorized to grow under this Lease.

       22. Oil, Gas, and Mineral Rights. All rights in minerals, oil, gases, and other hydrocarbons located on or under the Real Property, and all hunting rights are particularly reserved to the landlord and are particularly excepted from the property covered by the terms of this Lease. Landlord agrees to reimburse Tenant for any reasonable damages that Tenant sustains as a result of and interference with the agricultural operations conducted on the Real Property under the terms of this Lease arising from the exploration, drilling, or mining operations or from hunting.

       23. Condemnation. If a part of the Real Property is condemned for a public or quasi-public use, and the remaining part is capable of supporting an economical farming operation by Tenant, this Lease shall terminate, as to the part taken, on the date title vests in the condemnor.

       The cash rent payable under this Lease shall be adjusted so that Tenant shall be required to pay for the remainder of the term only the portion of the rent that the value of the part remaining after the condemnation bears to the value of the entire Real Property at the date of valuation for condemnation purposes.

If the entire or a part of the Real Property is taken or condemned, all compensation awarded on condemnation shall go to the Landlord, with Tenant having no claim to compensation except that Tenant shall be entitled to compensation for Tenant's share of growing crops only.

All expenses necessary to restore fences and ditches and to replace access roads lost by condemnation shall be borne by Landlord.

If, after condemnation, the Real Property is not capable of supporting a economical farming operation by Tenant, this Lease shall terminate on the date title vests in the condemnor.

       24. Compliance with Law. Tenant shall comply with all requirements of all governmental authorities, enforced either now or in the future, affecting Tenant's use of the Real Property.

       25. Insolvency: Receiver. Any of the following shall constitute a breach of this Lease by Tenant: (a) the appointment of a receiver to take possession of all or substantially all of Tenant's assets; or (b) a general assignment by Tenant for the benefit of creditors; or ( c) an action taken or suffered by Tenant under any insolvency or bankruptcy act.

       26. Attorney's Fees. In any action or proceeding by either party to enforce this Lease or any portion hereof, the prevailing party shall be entitled to all costs incurred and to reasonable attorneys' fees.

       27. Surrender of Lease - Effect on Subleases. The voluntary or other surrender by Tenant, or a mutual cancellation of this Lease shall not work a merger, and shall, at Landlord's option, terminate all existing subleases or sub-tenancies, or may, at Landlord's option, operate as an assignment to him of any or all subleases or subtenancies.

       28. Crop Mortgages. All crop mortgages, encumbrances, or liens given or suffered by Tenant on the crops grown on the Real Property shall be for terms or periods not extending beyond the term of this Lease and shall not encumber Landlord's share of the crops. Landlord agrees to execute any crop waiver as to Tenant's share of the crops which may be submitted by Tenant. All Liens created by Tenant must be satisfied of record before the end of the Lease term. If a mortgage or lien creates a cloud on the Landlord's title, Tenant must pay all reasonable costs and expenses, including attorneys' fees, for removal of the cloud.

       29. Notice. Any notice to be given to either party by the other shall be in writing and shall be served either personally or by certified or registered mail addressed as follows:

If to Landlord:               Southlake Acquisition Corporation
                              P.O. Box 1410
                              Davis, CA 95617
                              Attn: Brent Bowen

If to Tenant:                 Phoenix Farming Co.
                              1601 Skyway Drive, Ste. 225
                              Bakersfield, CA 93308

       30. Waiver. The waiver by the Landlord of a breach of any term, covenant, or condition contained in this Lease shall not be treated as a waiver of any other term, covenant, or condition, or breach thereof. The acceptance of rent by the Landlord shall not be treated as a waiver of a previous breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of the Landlord's knowledge of a previous breach at the time of acceptance of rent.

       31. Legal Effect. All covenants of Tenant contained in this Lease are expressly made conditions. The provisions of this Lease shall, subject to the provisions on assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of all parties to this Lease; and all parties to this Lease shall be jointly and severally liable under it.

The titles or headings to the paragraphs of this Lease are not a part of this Lease and shall have no effect on the construction or interpretation of any part of this Lease.

       32. Further Assurances. Each party agrees that it will execute and acknowledge such documents reasonably requested by the other to carry out the terms, purposes, and intent of this Lease, including, without limitation: (1) a memorandum in recordable form to give constructive notice of this Lease or any of its terms; (2) contracts and commitments to sell crops grown upon the Real Property; and (3) waivers of any interest to the interest of the other party in such crops.

       33.    Time. Time is of the essence of this agreement.

The parties have executed this Lease effective as of the date and year first above written.

Landlord:                     SOUTHLAKE ACQUISITION CORPORATION
                              a Nevada Corporation
                              By:  /s/ Brent Bower
                              Its Vice President

Tenant:                       Phoenix Farming Co. by
                              By:  Phoenix Farms, Inc.
                                   /s/ President


1/8/97                   EXHIBIT "A"
                 PHOENIX FARMING COMPANY - 1997

618.7 acres         Part of Section 9                  T23S R23E

645.5 acres         Part of Section 18                 T23S R23E

338.4 acres         Part of W1/2 Section 20            T22S R23E

188.8 acres         Part of E1/2 Section 20            T22S R23E

180.1 acres         Part of SW1/4 Section 21 and
                    part of W1/2 Section 20            T22S R23E

77.5 acres          Part of W1/2 SE1/4 Section 21      T22S R23E

75.0 acres          Part of NW1/4 Section 27           T22S R23E

616.5 acres         Part of Section 28                 T22S R23E

162.2 acres         Part of NE1/4 Section 31           T22S R23E

634.7 acres         Part of Section 32                 T22S R23E



                         EXHIBIT "B"

               (California Uniform Commercial Code)

    Blank UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC

                       FIELD TENANT LEASE

DATE: January 5, 1997

PARTIES: SOUTHLAKE ACQUISITION CORPORATION, a Nevada corporation,
(hereinafter referred to as "Landlord"); and FOUR BPS FARMS, a general partnership (hereinafter referred to as "Tenant").

RECITALS:

     A. The Landlord is the owner of approximately 3,538 acres, more or less (hereinafter referred to as the "Real Property"), located in the County of Tulare, State of California, and more particularly described in Exhibit "A".

     B.    Landlord desires to lease to Tenant and Tenant desires
to   lease  from  Landlord  the  Real  Property,  together   with
appurtenances, subject to the terms and conditions contained herein.

AGREEMENTS:

     In consideration of the mutual covenants contained herein, the parties agree as follows:

     1. Lease: The Landlord leases to Tenant and the Tenant leases from Landlord, on the terms and conditions set forth in this Lease, the Real Property, together with all appurtenances.

     2. Term: The term of this Lease starts on the date hereof and terminates upon the completion of the harvest of the crop planted on the Real Property during the 1997 cropping season or December 31, 1997, whichever event occurs first.

     3. Rent - Cotton: Tenant shall pay to the landlord an amount per acre of cotton grown on the premises determined as follows:

     $55.00 per acre plus "Additional Rent" per acre computed as follows:

          Gross Income minus "Cost of Production", minus "Marketing Costs", plus gin credits
          (minus gin debits), minus $ 100, divided by three.

     Rent shall be paid as follows:

          $55,673.75 on or before February 1, 1997

          $55,673.75 on or before December 1, 1997

          "Additional Rent" due (if any) on or before February 1, 1998

"Cost of Production" is hereby stipulated at $825 per acre for upland cotton and $835 per acre of pima cotton.

"Cost of Production" includes (among other costs) $55 per acre for rent and $170 per acre for the cost and application of herbicides, the cost and application of insecticides, and the cost of hand weeding. If the actual costs for insecticides, herbicides and hand weeding exceed or are less than $170 per acre, the "Cost of Production" will be adjusted accordingly.

"Marketing Costs" will include costs such as freight, insurance, and f.o.b. charges which Tenant incurs for his account in the marketing of the crop from the premises.

Computations for additional rent due will be made separately for upland and Pima cotton grown on the premises.

The yield for each type of cotton will be the average yield per acre from each type of cotton grown on the premises.

The costs for insecticides, herbicides and hand weeding will be the average per acre of such costs for all cotton grown on the premises and shall not be segregated between pima and upland cotton.

Tenant shall supply to Landlord figures for cotton yields, "Gross Income", "Cost of Production" "Marketing Costs", and gin credits or debits. Tenant shall also supply Landlord, upon its reasonable request, with documents and records to substantiate those figures.

Rent-Wheat: Tenant shall pay to Landlord an amount per acre of wheat grown on the premises determined as follows:

     "Wheat Revenue" shall be the gross amount received by the tenant for wheat grown on the premises.

     "Wheat Cost of Production" is hereby stipulated to be $265 per acre.

     "Wheat Profit" per acre is equal to the "Wheat Revenue" per acre minus the "Wheat Cost of Production" per acre.

     Tenant shall pay to Landlord and amount equal to one-half the "Wheat Profit" per acre for "Wheat Profit" per acre up to $50 per acre. "Wheat Profit" per acre exceeding S50.00 per acre is for the account of the Tenant.

     No rental shall be due unless the "Wheat Revenue" per acre exceeds the "Wheat Cost of Production" per acre.

Wheat rental due, if any, shall be paid by the Tenant to the Landlord on or before September 1, 1997.

Tenant shall supply Landlord with figures for wheat yields per acre and "Wheat Revenue, per acre. Tenant shall also supply
Landlord, upon its reasonable request, with documents and records to substantiate those figures.

Tenant shall supply to Landlord acreage planted to pima cotton, upland cotton and wheat.
     4. Government Programs. Upon written request of Tenant, Landlord agrees to join in and cooperate with all governmental agricultural plans and programs, both state and federal, which may during the term hereof be applicable to the Real Property or the farming operations upon the Real Property contemplated hereby, and Landlord agrees to execute any and all writings which may be required by governmental authorities in that regard. Tenant shall be entitled to all crop allotments and/or histories arising out of the farming operations on the Real Property during the term hereof to the extent allowed by any such governmental plan or program. Provided, however, under no circumstances shall any crop allotment, crop history, or other program benefit be severed from the Real Property.

     5. Relationship of the Parties: The relationship of the parties hereto is that Landlord and Tenant, and Landlord shall not be deemed a partner or a joint venturer with Tenant by reasons of the provisions of this Lease.

     6. Use: The Real Property is leased to Tenant for the planting, growing, and harvesting of wheat, barley, cotton and any other crops customarily grown in the area. Tenant shall not use, or permit to be used, any part of the Real Property for any purpose other than other than those specified herein. All operations incident to this use of the Real Property shall be carried on according to the best courses of husbandry practised in the vicinity, and Tenant shall use all reasonable means to control the growth of noxious weeds and grasses at its sole expense. Tenant shall also perform post-harvest discing and ground preparation as is required by law and /or is consistent with the highest standards of farming practices in the area.

     7. Entry by Owner: Tenant shall permit Landlord, and Landlord's agents and assigns, at all reasonable times, to enter the Real Property, and to use the roads established on the Real Property now or in the future, for the purposes of inspection, compliance with the terms of this Lease, posting notices, and all other lawful purposes. Tenant shall supply Landlord and its agents and assigns with keys and other instruments necessary to effect entry on the Real Property.

     Tenant  shall  make  and  keep  pertinent  records  of   all
operations and conduct under this Lease and shall make them available to Landlord and Landlord's agents and assigns at all reasonable times for inspection.

     8. Expenses: Tenant shall pay all costs and expenses in connection with the planting, cultivating, irrigating, dusting, spraying, harvesting, hauling, and all other costs incurred in connection with the crops to be grown on the Real Property during the term of this Lease.

     9. Utilities: Tenant shall pay for all water, gas, heat, light, power, telephone service, and for all other services to the Real Property except as otherwise provided in this Lease.

     10. Irrigation and Water Districts: During the term of this Lease Tenant shall be entitled to receive whatever water is available to Tenant from the facilities of the Angiola Water District. Tenant shall pay, during the term of this Lease, to the Angiola Water District Fifty Dollars ($50.00) per acre foot for all water delivered to the Real Property by the Angiola Water District and applied to land planted to cotton and shall pay Twenty Five Dollars ($25.00) for all water delivered to the Real Property by the Angiola Water District and applied to land planted to wheat or other crops . Tenant shall pay for such water within 10 days of the date of the invoice from the Angiola Water District. Failure on the part of Tenant to pay for water within that ten-day period may result in the discontinuance of water deliveries. Tenant agrees that such discontinuance of water delivery shall constitute no cause of action by Tenant against Landlord or the Angiola Water District. Tenant agrees to pay the penalties and interest assessed by the Angiola Water District on late payments to the District.

     11. Waste: Tenant shall not commit, or permit others to commit, waste on the Real Property, or maintain a nuisance upon the Real Property. Tenant accepts the Real Property in its present condition and agrees on the last day of the term or upon sooner termination of the Lease, to surrender the Real Property in the same condition as when received.

     12.   Repairs:  Tenant has inspected the  premises  and  all
improvements thereon and acknowledges that the premises and improvements are now in good and tenantable condition and thereby waives any obligations on the Landlord's part to repair such improvements and any and all rights to make improvements at Landlord's expense under the provisions of Section 1942 of the California Civil Code. All improvements now and hereafter placed on the premises will be maintained by Tenant during the term hereof at its own expense. At the expiration or sooner termination of the term, Tenant will surrender the premises and improvements in as good order and condition as when received by Tenant, reasonable use and wear excepted.

     13. Alterations: Tenant shall not make or permit to be made any alterations on the Reap Property without first obtaining Landlord's written consent. All alterations and additions shall be made at the sole expense of the Tenant. Additions to or alterations of the Reap Property shall become at once a part of the Real Property and belong to the Landlord. Tenant shall keep the Real Property free from any liens arising out of work performed, material furnished, or any other obligations incurred by Tenant.

14. Liability and Insurance: Tenant agrees to keep Landlord free from all liability and claims for damages arising from any injury from any cause to any person, including Tenant, or to property of any kind belonging to anyone, including Tenant, arising from Tenant's operations while in, upon, or in any way connected with the Real Property, including the flooding of public roads or neighboring lands because of improper drainage or escaping irrigation waters, during the term of any occupancy under this Lease. Tenant waives any and all claims against Landlord for damage to person or property arising from any reason. Tenant further agrees to take out and to keep in full force and effect during the term of this Lease, at Tenant's expense, a policy of public liability insurance for protection against liability to the public arising as an incident to the use of, or resulting from any action occurring in or about the Real Property. Landlord shall be an additional named insured on the policy, and the policy shall contain cross-liability endorsements. The policy shall provide for combined single limit coverage in an amount not less than One Million Dollars ($1,000,000.00). Upon demand by the Landlord, Tenant shall deliver to Landlord a certificate of such insurance coverage. Tenant further agrees to take out and keep in force during the term of this Lease at its own expense, proper and adequate workman's compensation insurance.

     15. Remedies of Landlord on Default: Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.

          A. Landlord can continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the premises and relet them or any part of them, to third parties for the Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Real Property, including, without limitation, broker's commissions, expenses of remodeling the Real Property required by the reletting, and like costs.
Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent the Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that the Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right of possession of the Real Property, if Tenant obtains Landlord's consent Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent toa propose assignment or subletting shall not be unreasonably withheld.

          B. Landlord can terminate Tenant's right to possession of the Real Property at any time. No act by the Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Real Property, or the appointment of a receiver on the Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On Termination, Landlord has the right to recover from Tenant:

          (i) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

          (ii) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of the award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

          (iii)The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

          (iv) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

          "The worth at the time of the award", as used in (i) and (ii) of this paragraph, is to be computed by allowing interest at the maximum rate an individual is allowed by law charge. "The worth, at the time of the award", as referred to in
(iii) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

          Landlord shall have the right to re-enter the premises to take whatever acts, in the landlord's sole and absolute discretion, are necessary to protect the crops and/or Real Property and may take possession and/or ownership of all crops and may apply any proceeds to amounts due from Tenant.

          No re-entry or taking possession of the Real Property by Landlord shall be construed as an election by him to terminate this Lease unless a written notice of such an intention is given to the Tenant or the Lease is declared to be terminated by a court of competent jurisdiction.

          All these rights shall be concurrent and cumulative and are in addition to, and not in derogation of, all other rights and remedies available to Landlord.

          Nothing contained in this Lease, and no security or guaranty of the Tenant that landlord holds now or in the future under this Lease, shall in any way constitute a bar or defense to an action by Landlord in unlawful detainer or for recovery of the Real Property.

     16. Landlord's Right to Cure Tenant's Defaults. If Tenant should fail to pay any charges, tax, or other amounts herein required to be paid by it when due, or in the event that Tenant fails to pay any sums required to be paid hereunder to protect Landlord's interest herein, the same may be paid by the Landlord and all sums so expended by Landlord shall immediately become due and payable from Tenant to Landlord and shall bear interest at the rate specified in Paragraph 3. Landlord shall also have the right, should Landlord deem it necessary for the protection of Landlord's interest in any crop or produce being grown upon the premises, to take immediate possession of the premises and to mature, harvest and/or market the crops and produce growing thereon for the benefit of both Landlord and Tenant, and any and all costs or expenses incurred by the Landlord in so doing shall be deemed to be amounts paid to cure a default of Tenant and shall become immediately due and payable from Tenant to Landlord pursuant to the terms of this Paragraph.

     17. Security Agreement. Tenant hereby grants Landlord a security interest in all crops growing or to be grown on the Real Property during the term of this Lease including proceeds of said crops to secure Tenants to secure Tenant's obligations under this Lease, said obligations include but are not limited to the payment of rent. Tenant agrees to execute any and all documents reasonably necessary to memorialize and perfect said security interest including, but not limited to two copies of UCC-1 Financing Statement in the form of Exhibit "B". Should enforcement of the above described security interest be necessary, Landlord shall have any and all remedies available under California law.

     18. Assignment and Subletting. Tenant shall not assign this Lease, or any rights under it, and shall not sublet the entire or any part of the Real Property, or any right or privilege appurtenant to the Real Property, or permit any other person (the agents and employees of Tenant excepted) to occupy or use the entire or any portion of the Real Property, without first obtaining Landlord's written consent. A consent to one assignment, subletting, occupation, or use by another person is not a consent to future assignment, subletting, occupation, or use by the same or another person. An assignment or subletting without Landlord's consent shall be void, and shall, at Landlord's option, terminate this Lease. No interest of Tenant in this Lease shall be assignable by operation of law without Landlord's written consent.

     19. Rights of Others. This Lease is subject to all existing easements, servitudes, licenses, and rights-of-way for canals, ditches, levees,, roads, highways, telephone, telegraph, electric, power lines, railroads, pipelines, and other purposes whether recorded or not.

     20. Subordination. This Lease shall be subordinate to any mortgages, or deeds of trust that may subsequently be placed on the premises, to all advances made under them, to the interest on all obligations secured by them, and to all renewals, replacements, and extensions of them. PROVIDED, HOWEVER, the mortgagee or beneficiary in those mortgages or deeds of trust shall recognize the Lease of Tenant in the event of foreclosure if Tenant is not in default under the terms of the Lease.

     Subordination of the Tenant's interest is effective without any further act of Tenant. Tenant shall from time to tome upon Landlord's request execute and deliver any documents or instruments that may be required by a lender or other third party to effectuate any subordination. If Tenant fails to execute and deliver any such documents or instruments, Tenant irrevocably appoints Landlord as Tenant's special attorney in fact to deliver any such document or instrument.

     21. Disclaimer. Landlord makes no warranty of the soil suitability for growing crops Tenant is authorized to grow under this Lease.

     22. Oil, Gas, and Mineral Rights. All rights in minerals, oil, gases, and other hydrocarbons located on or under the Real Property, and all hunting rights are particularly reserved to the landlord and are particularly excepted from the property covered by the terms of this Lease. Landlord agrees to reimburse Tenant for any reasonable damages that Tenant sustains as a result of and interference with the agricultural operations conducted on the Real Property under the terms of this Lease arising from the exploration, drilling, or mining operations or from hunting.

     23. Condemnation. If a part of the Real Property is condemned for a public or quasi-public use, and the remaining part is capable of supporting an economical farming operation by Tenant, this Lease shall terminate, as to the part taken, on the date title vests in the condemnor.

     The cash rent payable under this Lease shall be adjusted so that Tenant shall be required to pay for the remainder of the term only the portion of the rent that the value of the part remaining after the condemnation bears to the value of the entire Real Property at the date of valuation for condemnation purposes.

If the entire or a part of the Real Property is taken or condemned, all compensation awarded on condemnation shall go to the Landlord, with Tenant having no claim to compensation except that Tenant shall be entitled to compensation for Tenant's share of growing crops only.

All expenses necessary to restore fences and ditches and to replace access roads lost by condemnation shall be borne by Landlord.

If, after condemnation, the Real Property is not capable of supporting a economical farming operation by Tenant, this Lease shall terminate on the date title vests in the condemnor.

     24. Compliance with Law. Tenant shall comply with all requirements of all governmental authorities, enforced either now or in the future, affecting Tenant's use of the Real Property.

     25. Insolvency: Receiver. Any of the following shall constitute a breach of this Lease by Tenant: (a) the appointment of a receiver to take possession of all or substantially all of Tenant's assets; or (b) a general assignment by Tenant for the benefit of creditors; or ( c) an action taken or suffered by Tenant under any insolvency or bankruptcy act.

     26. Attorney's Fees. In any action or proceeding by either party to enforce this Lease or any portion hereof, the prevailing party shall be entitled to all costs incurred and to reasonable attorneys' fees.

     27. Surrender of Lease - Effect on Subleases. The voluntary or other surrender by Tenant, or a mutual cancellation of this Lease shall not work a merger, and shall, at Landlord's option, terminate all existing subleases or sub-tenancies, or may, at Landlord's option, operate as an assignment to him of any or all subleases or subtenancies.

     28. Crop Mortgages. All crop mortgages, encumbrances, or liens given or suffered by Tenant on the crops grown on the Real Property shall be for terms or periods not extending beyond the term of this Lease and shall not encumber Landlord's share of the crops. Landlord agrees to execute any crop waiver as to Tenant's share of the crops which may be submitted by Tenant. All Liens created by Tenant must be satisfied of record before the end of the Lease term. If a mortgage or lien creates a cloud on the Landlord's title, Tenant must pay all reasonable costs and expenses, including attorneys' fees, for removal of the cloud.

     29. Notice. Any notice to be given to either party by the other shall be in writing and shall be served either personally or by certified or registered mail addressed as follows:

     If to Landlord:     Southlake Acquisition Corporation
                         P.O. Box 1410
                         Davis, CA 95617
                         Attn: Brent Bowen

     If to Tenant:       Four B's Farms
                         1601 Skyway Drive, Ste. 225
                         Bakersfield, CA 93308

     30. Waiver. The waiver by the Landlord of a breach of any term, covenant, or condition contained in this Lease shall not be treated as a waiver of any other term, covenant, or condition, or breach thereof. The acceptance of rent by the Landlord shall not be treated as a waiver of a previous breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of the Landlord's knowledge of a previous breach at the time of acceptance of rent.

     31. Legal Effect. All covenants of Tenant contained in this Lease are expressly made conditions. The provisions of this Lease shall, subject to the provisions on assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of all parties to this Lease; and all parties to this Lease shall be jointly and severally liable under it.

The titles or headings to the paragraphs of this Lease are not a part of this Lease and shall have no effect on the construction or interpretation of any part of this Lease.

     32. Further Assurances. Each party agrees that it will execute and acknowledge such documents reasonably requested by the other to carry out the terms, purposes, and intent of this Lease, including, without limitation: (1) a memorandum in recordable form to give constructive notice of this Lease or any of its terms; (2) contracts and commitments to sell crops grown upon the Real Property; and (3) waivers of any interest to the interest of the other party in such crops.

     33.  Time. Time is of the essence of this agreement.

The parties have executed this Lease effective as of the date and year first above written.

     Landlord:                SOUTHLAKE ACQUISITION CORPORATION
                              a Nevada Corporation

                              By:  /s/ Brent Bowen
                                     Its Vice President

     Tenant:                  Farm B's Farm

                              By:  /s/


1/8/97                     EXHIBIT "A"

                       FOUR B's FARMS-1997

     613.4 acres     Part of Section 4            T23S R23E

     155.3 acres     Part of SE1/4 Section 5      T23S R23E

     312.7 acres     Part of N1/2 Section 5       T23S R23E

     293.9 acres     Part of S1/2 Section 6       T23S R23E

     579.9 acres     Part of Section 7            T23S R23E

     589.1 acres     Part of Section 8            T23S R23E

     148.0 acres     Part of SW1/4 Section 27     T22S R23E

     566.0 acres     Part of Section 33           T22S R23E

     279.8 acres     Part of W1/2 Section 34      T22S R23E



                           EXHIBIT "B"

              (California Uniform Commercial Code)

  Blank UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1



                       AGRICULTURAL LEASE




     THIS LEASE, made and entered into this 8th day of September, 1992, by and between SOUTHLAKE ACQUISITION CO., hereinafter called OWNER, and J.G. BOSWELL COMPANY, a California Corporation, hereinafter called TENANT.


                           WITNESSETH

      That the Owner hereby leases to the Tenant and the Tenant hereby leases from the Owner that certain real property ("Premises") situated and located in the County of Kings, State of California, and more particularly described as follows, to wit:

               The Northeast Quarter (NE1/4) of Sec. 11,
               Township Twenty-Three South (23S), Range
               Twenty-Two East (22E), M.D.B.&M.

               All of of Sec. 12, Township Twenty-Three
               South (23S), Range Twenty-Two East (22E),
               M.D.B.&M.


1. The term of this lease shall be from August 15, 1992, to December 20, 1995, with the understanding that the NE quarter of Sec. 11 will be available upon conclusion of harvest or December 30, 1992, whichever comes first.

2. The Premises are leased to Tenant for agricultural purposes only, and for the purpose of growing cotton, barley, wheat or such other annual crops as tenant in its sole discretion shall determine.

3. Tenant will pay to Owner for the use and occupation of the Premises, as follows:

     a.   $75 per-farmed-acre when cotton is grown

     b.   $40 per-farmed-acre when seed alfalfa is grown

     c. $20 per-farmed-acre when grain or safflower are grown Said rental payment shall be made on or about March 15 each year. Tenant shall each year review all factors affecting the profitability of this Lease, including but not limited to, yield, the price received for the crop grown, water supply and cost thereof, all farming expenses attributable to such crop and any other factors bearing upon such profitability. Based upon such review Tenant may, in its sole discretion, pay Owner a profitability bonus of up to 100% of the cash rent due Owner under this Lease.

4. Should the rented premises be flooded so that Tenant is prevented from planting any crop or a planted crop is destroyed by flood or other act of God, Owner shall not be entitled to any rental payment for said rented premise.

5. Owner will supply up to 2.75 acre feet per acre for the gross farmable acres. At least 2.0 acre feet per acre will be available during the crop irrigation season which is normally from June 1 to September 10. Tenant will pay Owner $50 per acre foot delivered to the field.

6. If less than 2.75 acre feet per acre is available, Tenant has the option to reduce the acreage farmed until 2.75 acre feet per acre is available.

7. Tenant agrees to pay for all costs and expenses of the farming, planting, seed, irrigation and harvesting of any and all crops planted and/or harvested and any other costs or charges incident to raising and harvesting said crops on the Premises hereby leased, all at his own cost and expense. Owner will be responsible for all taxes and/or assessments levied against the Premises.

8. Tenant agrees to farm any crops planted on said land in a good, farmer-like manner and in accordance with the usual farming practices in the neighborhood and will not permit any damages to said premises or suffer the same to be done by another, all at his own cost and expense.

9. That, in the event Owner brings an action at law against Tenant to enforce the payment of any amount due or to enforce any of the terms hereof or in the event of the commencement of a summary action under the unlawful detainer laws of the State of California for the forfeiture of this lease and possessions of the demised premises, then the Tenant agrees to pay Owner reasonable attorney's fees to be fixed by the Court.

10. Owner and any of its agents or representatives shall, at reasonable times, have the right to freely go on the premises.

11. Owner agrees to cooperate with Tenant in executing any document required by any agricultural program that may be promulgated by the United States Government or any other governmental agency.

12. The failure on the part of the Owner to take any action against Tenant by reason of any particular breach of any of the terms, covenants and conditions of this lease on the part of the Tenant shall not be deemed in any way a waiver of any other or subsequent breach on the part of any or all of the covenants and conditions of this lease.

13. Tenant agrees that the Owner may lease said premises or any part thereof, without having first obtained the written consent of Tenant, for the purpose of drilling for oil, gas or other mineral products. Tenant hereby waives and terminates any rights he may have acquired by this lease and in and to any revenues from such above mentioned mineral lease or leases. In case such lease is entered into and drilling is started on the premises, any damage done to the crops growing thereon shall be adjusted with the Tenant so that Tenant may be compensated for any damage so suffered. Should any portion of the Premises be devoted to an oil or gas well site or used for any other mineral production purpose so that the portion so devoted may not be used for agricultural purposes, then the rental specified, in Paragraph 2 hereof, shall be adjusted by subtracting from the total rent specified the sum of the per-acre rental for the crop grown, times the acres devoted to mineral production.

14. Owner will not claim rights to or in any water, water system or service therefrom which may be used or provided by Tenant.

15. Any notice or demand required or permitted under this lease shall be deemed duly given if deposited in the United States mail, with postage prepaid, addressed as follows:

               OWNER:    SOUTHLAKE ACQUISITION CO.
                         P.O. BOX 1410
                         DAVIS, CA 95617

               TENANT:   J.G. BOSWELL COMPANY
                         POST OFFICE BOX 457
                         CORCORAN, CALIFORNIA 93212

16. This Lease shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto.

      IN WITNESS WHEREOF, the Owner has caused this Lease to be executed in triplicate and Tenant has hereunto set his hand.


                    OWNER:    SOUTHLAKE ACQUISITION CO.

                              By:  /s/ Brent Bowen
                                   Vice President

                              By:  ____________________




                    TENANT:   J.G. BOSWELL COMPANY

                              By:  /s/ Gary Gamble
                                   Vice President

                              By:  /s/
                                   Secretary

                       AMENDMENT TO LEASE


This  Amendment  to  Lease is entered into by  and  between  J.G.
BOSWELL  COMPANY ("Lessee") and SOUTHLAKE ACQUISITION CORPORATION
("Lessor") as of the day and date last written hereon.


                            RECITALS

      WHEREAS, Lessor and Lessee heretofore entered into that certain Lease dated September 8, 1992, and

     WHEREAS, Lessor and Lessee desire to amend said lease in the following particulars,

      NOW THEREFORE, It is Hereby Agreed by and between the parties hereto as follows:

     1.   The   term  of  said  aforementioned  Lease  is  hereby
          extended for four (4) years beginning on January 1, 1996 through and including December 31, 1999.

     2. Except as specifically amended hereby, all other terms and conditions of said Lease shall remain the same.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Lease as of 11/29/95.


                               LESSEE:

                               J.G. BOSWELL COMPANY


                               By: /s/ Gary Gamble
                                   Vice President and
                                   Chief Operating Officer


                               By: /s/ John P. Rodrigues
                                   Manager, California Ranching


                               LESSOR:

                               SOUTHLAKE ACQUISITION CORPORATION


                               By: /s/ Brent Bowen, V.P.



                SOUTHLAKE ACQUISITION CORPORATION
                          P.O. Box 1410
                     Davis, California 95617
                         (916) 753-5695


                                                February 14, 1997

Mr. J. W. Boswell, President
J.G. Boswell Company
101 West Walnut Street
Pasadena, California 91103

Dear Mr. Boswell:

This is further to our telephone conversation of February 11, 1997 concerning property leased by Southlake Acquisition Corporation to the J.G. Boswell Company. A copy of the lease and its amendment, dated September 8, 1992 and November 29, 1995, respectively, are enclosed.

In that conversation I reported that Southlake and Dana Hair are presently negotiating the sale to Mr. Hair of the property which Southlake currently owns known as the White Ranch, and which contains the leased property. It is my understanding of our conversation that, in the event of a sale of the White Ranch to Mr. Hair (or his assigns) during the calendar year 1997, the Boswell Company will cancel and terminate the subject lease as of December 31, 1997.

If this is also your understanding of that conversation, I'll appreciate your signing the enclosed copy of this letter and returning it to me.

                           Very truly,

                         /s/ Brent Bowen

                      Brent Bowen, Vice President,
                      Southlake Acquisition Corporation


/s/ J.W. Boswell      2-26-97
J.W. Boswell          date

Encl.

                       FIELD TENANT LEASE

     DATE: February 20, 1997

     PARTIES:   SOUTHLAKE  ACQUISITION  CORPORATION,   a   Nevada
corporation,  (hereinafter referred to as  "Landlord");  and,  H.
WILLIAM  BLANKEN,  dba  HWB  FARMS (hereinafter  referred  to  as
"Tenant").

RECITALS:

     A. The Landlord is the owner of approximately 1,620 acres, more or less (hereinafter referred to as the "Real Property"), located in the County of Tulare, State of California, and more particularly described in Exhibit "A".

     B.    Landlord desires to lease to Tenant and Tenant desires
to   lease  from  Landlord  the  Real  Property,  together   with
appurtenances, subject to the terms and conditions contained herein.

AGREEMENTS:

     In consideration of the mutual covenants contained herein, the parties agree as follows:

     1. Lease: The Landlord leases to Tenant and the Tenant leases from Landlord, on the terms and conditions set forth in this Lease, the Real Property, together with all appurtenances.

     2. Term: The term of this Lease starts on the date hereof and terminates upon December 31, 1997, or the close of escrow in the event of sale of the Real Property whichever is the earlier.

     3. Rent: Tenant shall pay to the Landlord, as rental for the Real Property, without deduction or set-off, at such places as may be designated from time to time by Landlord, 33 l/3% (thirty three and one-third per cent) of the gross proceeds of alfalfa and cotton, and 12 1/2% (twelve and one-half per cent) of the gross proceeds of all wheat and barley produced on the Real Property during the term hereof. Such rental shall be paid to the Landlord and mailed to the Landlord at P.O. Box 1410, Davis, California 95617 within 10 days of the receipt by the Tenant of any such proceeds.

     4. Government Programs. Upon written request of Tenant, Landlord agrees to join in and cooperate with all governmental agricultural plans and programs, both state and federal, which may, during the term hereof, be applicable to the Real Property or the farming operations upon the Real Property contemplated hereby, and Landlord agrees to execute any and all writings which may be required by governmental authorities in that regard. Tenant shall be entitled to all crop allotments and/or histories arising out of the farming operations on the Real Property during the term hereof to the extent allowed by any such governmental plan or program. Provided, however, that Tenant shall not be entitled to receive any payments made subsequent to the termination of this Lease under any governmental plan or program: and provided further that under no circumstances shall any crop allotment, crop history, or other program benefit be severed from the Real Property.

     5. Relationship of the Parties: The relationship of the parties hereto is that Landlord and Tenant, and Landlord shall not be deemed a partner or a joint venturer with Tenant by reasons of the provisions of this Lease.

     6. Use: The Real Property is leased to Tenant for the planting, growing, and harvesting of wheat, barley, cotton and any other crops customarily grown in the area. Tenant shall not use, or permit to be used, any part of the Real Property for any purpose other than other than those specified herein. All operations incident to this use of the Real Property shall be carried on according to the best courses of husbandry practiced in the vicinity, and Tenant shall use all reasonable means to control the growth of noxious weeds and grasses at its sole expense. Tenant shall also perform post-harvest discing and ground preparation as is required by law and /or is consistent with the highest standards of farming practices in the area.

     7. Entry by Owner: Tenant shall permit Landlord, and Landlord's agents and assigns, at all reasonable times, to enter the Real Property, and to use the roads established on the Real Property now or in the future, for the purposes of inspection, compliance with the terms of this Lease, posting notices, and all other lawful purposes. Tenant shall supply Landlord and its agents and assigns with keys and other instruments necessary to effect entry on the Real Property.

     Tenant  shall  make  and  keep  pertinent  records  of   all
operations and conducted under this Lease and shall make them available to Landlord and Landlord's agents and assigns at all reasonable times for inspection.

     8. Expenses: Tenant shall pay all costs and expenses in connection with the planting, cultivating, irrigating, dusting, spraying, harvesting, hauling, and all other costs incurred in correction with the crops to be grown on the Real Property during the term of this Lease.

     9. Utilities: Tenant shall pay for all water, gas, heat, light, power, telephone service, and for all other services to the Real Property except as otherwise provided in this Lease.

     10. Irrigation and Water Districts: During the term of this Lease Tenant shall be entitled to receive whatever water is available to Tenant from the facilities of the Angiola Water District. Tenant shall pay, during the term of this Lease, to the Angiola Water District, Twenty Five Dollars ($25.00) per acre foot for all water delivered to the Real Property by the Angiola Water District during the term of this Lease. Tenant shall pay for such water within 10 days of the date of the invoice from the Angiola Water District.

Water from the source mentioned above shall be used only on the Real Property and in the performance of the Tenant's obligations under the Lease. Landlord assumes no responsibility to Tenant for any water shortage from the facilities mentioned above and assumes no responsibility for, and does not warrant, the quality or quantity of the water supplied to the Real Property.

     11. Waste: Tenant shall not commit, or permit others to commit, waste on the Real Property, or maintain a nuisance upon the Real Property. Tenant accepts the Real Property in its present condition and agrees on the last day of the term or upon sooner termination of the Lease, to surrender the Real Property in the same condition as when received.

     12. Repairs: Tenant shall be responsible for the day-to-day repair and maintenance of the Real Property during the term of this Lease, including, but not limited to, all fences, wells, pumps, pipelines ditches, and roadways, and Tenant agrees to maintain them in the same order and consition in which received, ordinary wear and tear excepted. All minor repairs and maintenance shall be at Tenant's cost and expense.

     13. Alterations: Tenant shall not make or permit to be made any alterations on the Real Property without first obtaining Landlord's written consent. All alterations and additions shall be made at the sole expense of the Tenant. Additions to or alterations of the Real Property shall become at once a part of the Real Property and belong to the Landlord. Tenant shall keep the Real Property free from any liens arising out of work performed, material furnished, or any other obligations incurred by Tenant.

     14. Liability and Insurance: Tenant agrees to keep Landlord free from all liability and claims for damages arising from any injury from any cause to any person, including Tenant, or to property of any kind belonging to anyone, including Tenant, arising from Tenant's operations while in, upon, or in any way connected with the Real Property, including the flooding of public roads or neighboring lands because of improper drainage or escaping irrigation waters, during the term of any occupancy under this Lease. Tenant waives any and all claims against Landlord for damage to person or property arising from any reason. Tenant further agrees to take out and to keep in full force and effect during the term of this Lease, at Tenant's expense, a policy of public liability insurance for protection against liability to the public arising as an incident to the use of, or resulting from any action occurring in or about the Real Property. Landlord shall be an additional named insured on the policy, and the policy shall contain cross-liability endorsements. The policy shall provide for combined single limit coverage in an amount not less than One Million Dollars ($1,000,000.00). Upon demand by the Landlord, Tenant shall deliver to Landlord a certificate of such insurance coverage. Tenant further agrees to take out and keep in force during the term of this Lease at its own expense, proper and adequate workman's compensation insurance.

     15. Remedies of Landlord on Default: Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.

          A. Landlord can continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the premises and relet them or any part of them, to third parties for the Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Real Property, including, without limitation, broker's commissions, expenses of remodeling the Real Property required by the reletting, and like costs.
Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent the Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that the Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right of possession of the Real Property, if Tenant obtains Landlord's consent Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a propose assignment or subletting shall not be unreasonably withheld.

          B. Landlord can terminate Tenant's right to possession of the Real Property at any time. No act by the Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Real Property, or the appointment of a receiver on the Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On Termination, Landlord has the right to recover from Tenant:

          (i) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

          (ii) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of the award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

          (iii) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

          (iv) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

          "The worth at the time of the award", as used in (i) and (ii) of this paragraph, is to be computed by allowing interest at the maximum rate an individual is allowed by law charge. "The worth, at the time of the award", as referred to in
(iii) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

          No re-entry or taking possession of the Real Property by Landlord shall be construed as an election by him to terminate this Lease unless a written notice of such an intention is given to the Tenant or the Lease is declared to be terminated by a court of competent jurisdiction.

          All these rights shall be concurrent and cumulative and are in addition to, and not in derogation of, all other rights and remedies available to Landlord.

          Nothing contained in this Lease, and no security or guaranty of the Tenant that landlord holds now or in the future under this Lease, shall in any way constitute a bar or defense to an action by Landlord in unlawful detainer or for recovery of the Real Property.

     16. Landlord's Right to Cure Tenant's Defaults. If Tenant should fail to pay any charges, tax, or other amounts herein required to be paid by it when due, or in the event that Tenant fails to pay any sums required to be paid hereunder to protect Landlord's interest herein, the same may be paid by the Landlord and all sums so expended by Landlord shall immediately become due and payable from Tenant to Landlord and shall bear interest at the rate specified in Paragraph 3. Landlord shall also have the right, should Landlord deem it necessary for the protection of Landlord's interest in any crop or produce being grown upon the premises, to take immediate possession of the premises and to mature, harvest and/or market the crops and produce growing thereon for the benefit of both Landlord and Tenant, and any and all costs or expenses incurred by the Landlord in so doing shall be deemed to be amounts paid to cure a default of Tenant and shall become immediately due and payable from Tenant to Landlord pursuant to the terms of this Paragraph.

     17. Security Agreement. Tenant hereby grants Landlord a security interest in all crops growing or to be grown on the Real Property during the term of this Lease including proceeds of said crops to secure Tenants to secure Tenant's obligations under this Lease, said obligations include but are not limited to the payment of rent. Tenant agrees to execute any and all documents reasonably necessary to memorialize and perfect said security interest including, but not limited to two copies of UCC-1 Financing Statement in the form of Exhibit "B". Should enforcement of the above described security interest be necessary, Landlord shall have any and all remedies available under California law.

     18. Assignment and Subletting. Tenant shall not assign this Lease, or any rights under it, and shall not sublet the entire or any part of the Real Property, or any right or privilege appurtenant to the Real Property, or permit any other person (the agents and employees of Tenant excepted) to occupy or use the entire or any portion of the Real Property, without first obtaining Landlord's written consent. A consent to one assignment, subletting, occupation, or use by another person is not a consent to future assignment, subletting, occupation, or use by the same or another person. An assignment or subletting without Landlord's consent shall be void, and shall, at Landlord's option, terminate this Lease. No interest of Tenant in this Lease shall be assignable by operation of law without Landlord's written consent.

     19. Rights of Others. This Lease is subject to all existing easements, servitudes, licenses, and rights-of-way for canals, ditches, levees, roads, highways, telephone, telegraph, electric, power lines, railroads, pipelines, and other purposes whether recorded or not.

     20. Subordination. This Lease shall be subordinate to any mortgages, or deeds of trust that may subsequently be placed on the premises, to all advances made under them, to the interest on all obligations secured by them, and to all renewals, replacements, and extensions of them. PROVIDED, HOWEVER, the mortgagee or beneficiary in those mortgages or deeds of trust shall recognize the Lease of Tenant in the event of foreclosure if Tenant is not in default under the terms of the Lease. Subordination of the Tenant's interest is effective without any further act of Tenant. Tenant shall from time to time upon Landlord's request execute and deliver any documents or instruments that may be required by a lender or other third party to effectuate any subordination. If Tenant fails to execute and deliver any such documents or instruments, Tenant irrevocably appoints Landlord as Tenant's special attorney in fact to deliver any such document or instrument.

     21. Disclaimer. Landlord makes no warranty of the soil suitability for growing crops Tenant is authorized to grow under this Lease.

     22. Oil, Gas, and Mineral Rights. All rights in minerals, oil, gases, and other hydrocarbons located on or under the Real Property, and all hunting rights are particularly reserved to the landlord and are particularly excepted from the property covered by the terms of this Lease. Landlord agrees to reimburse Tenant for any reasonable damages that Tenant sustains as a result of and interference with the agricultural operations conducted on the Real Property under the terms of this Lease arising from the exploration, drilling, or mining operations or from hunting.

     23. Condemnation. If a part of the Real Property is condemned for a public or quasi-public use, and the remaining part is capable of supporting an economical farming operation by Tenant, this Lease shall terminate, as to the part taken, on the date title vests in the condemnor.

     The cash rent payable under this Lease shall be adjusted so that Tenant shall be required to pay for the remainder of the term only the portion of the rent that the value of the part remaining after the condemnation bears to the value of the entire Real Property at the date of valuation for condemnation purposes.

If the entire or a part of the Real Property is taken or condemned, all compensation awarded on condemnation shall go to the Landlord, with Tenant having no claim to compensation except that Tenant shall be entitled to compensation for Tenant's share of growing crops only.

All expenses necessary to restore fences and ditches and to replace access roads lost by condemnation shall be borne by Landlord.

If, after condemnation, the Real Property is not capable of supporting a economical farming operation by Tenant, this Lease shall terminate on the date title vests in the condemnor

     24. Compliance with Law. Tenant shall comply with all requirements of all governmental authorities, enforced either now or in the future, affecting Tenant's use of the Real Property.

     25. Insolvency; Receiver. Any of the following shall constitute a breach of this Lease by Tenant: (a) the appointment of a receiver to take possession of all or substantially all of Tenant's assets; or (b) a general assignment by Tenant for the benefit of creditors; or (c) an action taken or suffered by Tenant under any insolvency or bankruptcy act.

     26. Attorney's Fees. In any action or proceeding by either party to enforce this Lease or any portion hereof, the prevailing party shall be entitled to all costs incurred and to reasonable attorneys' fees.

     27. Surrender of Lease - Effect on Subleases. The voluntary or other surrender by Tenant, or a mutual cancellation of this Lease shall not work a merger, and shall, at Landlord's option, terminate all existing subleases or sub-tenancies, or may, at Landlord's option, operate as an assignment to him of any or all subleases or subtenancies.

     28. Crop Mortgages. All crop mortgages, encumbrances, or liens given or suffered by Tenant on the crops grown on the Real Property shall be for terms or periods not extending beyond the term of this Lease and shall not encumber Landlord's share of the crops. Landlord agrees to execute any crop waiver as to Tenant's share of the crops which may be submitted by Tenant. All Liens created by Tenant must be satisfied of record before the end of the Lease term. If a mortgage or lien creates a cloud on the Landlord's title, Tenant must pay all reasonable costs and expenses, including attorneys' fees, for removal of the cloud.

     29. Notice. Any notice to be given to either party by the other shall be in writing and shall be served either personally or by certified or registered mail addressed as follows:

     If to Landlord:          Southlake Acquisition Corporation
                              P.O. Box 1410
                              Davis, CA 95617
                              Attn: Brent Bowen

     If to Tenant:            H. William Blanken
                              HWB Farms
                              335 Richardson Way
                              Hanford, CA 93230

     30. Waiver. The waiver by the Landlord of a breach of any term, covenant, or condition contained in this Lease shall not be treated as a waiver of any other term, covenant, or condition, or breach thereof. The acceptance of rent by the Landlord shall not be treated as a waiver of a previous breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of the Landlord's knowledge of a previous breach at the time of acceptance of rent.

     31. Legal Effect. All covenants of Tenant contained in this Lease are expressly made conditions. The provisions of this Lease shall, subject to the provisions on assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of all parties to this Lease; and all parties to this Lease shall be jointly and severally liable under it. The titles or headings to the paragraphs of this Lease are not a part of this Lease and shall have no effect on the construction or interpretation of any part of this Lease.

     32. Further Assurances. Each party agrees that it will execute and acknowledge such documents reasonably requested by the other to carry out the terms, purposes, and intent of this Lease, including, without limitation: (1) a memorandum in recordable form to give constructive notice of this Lease or any of its terms; (2) contracts and commitments to sell crops grown upon the Real Property; and (3) waivers of any interest to the interest of the other party in such crops.

     33.  Time. Time is of the essence of this agreement.

The parties have executed this Lease effective as of the date and year first above written.

     Landlord:                SOUTHLAKE ACQUISITION CORPORATION,
                              a Nevada Corporation

                              By:  /s/ Brent Bowen
                                       Its Vice President

     Tenant:                  By:  /s/ H. William Blanken


                           EXHIBIT "A"

                         HWB Lease- 1997

All property described herein is located in the County of Tulare, State of California:

     35 acres       Part of SE1/4 Section 27      T22S R23E

     221 acres      Part of E1/2 Section 34       T22S R23E

     612 acres      Part of Section 3             T23S R23E

     299 acres      Part of N1/2 Section 6        T23S R23E

     310 acres      Part of Wl/2 Section 10       T23S R23E

     143 acres      Part of E1/2 Section 10       T23S R23E

                           EXHIBIT "E"

     to PURCHASE AGREEMENT dated ___________________ between Southlake Acquisition Corporation and Jim Joseph Revocable Trust,
"Owner"; and Dana C. Hair "Buyer".

There are no items in Exhibit "E".

                           EXHIBIT "F"

     to  PURCHASE AGREEMENT dated _____________ between Southlake
Acquisition Corporation and Jim Joseph Revocable Trust,  "Owner";
and Dana C. Hair "Buyer".

-   A   copy  of  the  Angiola  Water  District  Restated   Water
Distribution Agreement

- A copy of a Fax Transmittal dated February 12, 1997 From Kevin Johansen, Angiola Water District, to Brent Bowen, Southlake Acquisition Corporation, describing portions of " the Property" lying within the boundaries of the Tulare Lake Basin Water Storage District and the Tulare Lake Drainage District.

-  A  copy of the Short Term State Water Contract between  Tulare
Lake Basin Water Storage District and Southlake Acquisition Corp.
for the period January 1, 1997 through December 31, 1998.

- A copy of the Ninth Amended Rules and Regulations Governing the
Transmission of Water Under the Water Supply Contract Between the
State of California, Department of Water Resources and the Tulare
Lake Basin Water Storage District.



                        ANGIOLA WATER DISTRICT
                              RESTATED
                     WATER DISTRIBUTION AGREEMENT


DATE:  _________________, 1987

PARTIES:    First Party:   FEDERAL LAND BANK OF
                           SACRAMENTO, a corporation,
                           (hereinafter "Land Owner").

            Second Party:  ANGIOLA WATER DISTRICT, organ-
                           ized and existing under and by
                           virtue of the California Water
                           District Law, Division 13 of
                           the California Water Code,
                           (hereinafter "Angiola").

RECITALS:

       A. Pursuant to a foreclosure of certain security interests held by it, Land Owner acquired title to all of the real property, located in Kings and Tulare Counties in the State of California, included within the boundaries of Angiola. All of said real property is sometimes hereafter referred to as the "South Lake Property," and is more particularly described in EXHIBIT A and EXHIBIT B attached hereto and by this reference incorporated herein. The real property described in EXHIBIT A is sometimes hereafter referred to as the "White Ranch," and the real property described in EXHIBIT B is sometimes hereafter referred to as "Liberty Farms."

       B. On May 27, 1983, the predecessors in interest of Land Owner as the owners of the South Lake Property, together with Angiola, entered into the ANGIOLA WATER DISTRICT WATER DISTRIBUTION AGREEMENT (hereafter referred to as the "Prior Agreement"). Said document was recorded in the official records of Tulare County on June 10, 1983, as Document No. 26996, in Vol. 4077, at Page 794, and was recorded in the official records of Kings County on June 10, 1983, as Document No. 7373, in Book 1265, at Page 404.

       C. The purposes of the Prior Agreement were to provide that all water, regardless of its source, then available to or historically used on the South Lake Property would be used to meet the water needs of the South Lake Property as if such property had remained a single unified farming entity, as was the case when it was operated by South Lake Farms, a California corporation, prior to the sale of the South Lake Property to the predecessors of the Land Owner, to insure that the present or future owners of the South Lake Property, or any part thereof, would have a voice in the establishment of policy decisions within Angiola in proportion to the amounts of land owned by them within the South Lake Property, and to provide that in the event sufficient water is not available to meet the water needs of the South Lake Property, the water and the capacity for its transportation should be shared on a pro rata acreage basis throughout the South Lake Property.

       D. Section 9 of the Prior Agreement provides a mechanism for the amendment thereof, upon the mutual written consent of certain parties, all of whom are parties to this Restated Water Distribution Agreement (hereinafter, "this Agreement").

       E. The parties hereto are basically satisfied with the mechanisms set up by the Prior Agreement for providing water to the South Lake Property, but believe that by amending the Prior Agreement as set forth below, the mechanisms will be able to function even more advantageously than in the past. The parties further believe that a complete restatement of all of the terms of the Prior Agreement, as amended, in one document would minimize the possibilities of confusion in the future.

AGREEMENT:

       NOW THEREFORE, it is mutually agreed by all of the parties hereto that the Prior Agreement is hereby amended in its entirety to read as follows:

       Section 1. COVENANTS RUNNING WITH THE LAND. All of the agreements contained herein are expressly made for the benefit of the South Lake Property and the owners thereof, and the benefits and burdens created herein shall run with the South Lake Property and with each and every lot or parcel into which the South Lake Property may from time to time be divided, and shall be binding upon the parties, and the heirs, successors and assigns of the parties hereto and the present and future owners of the South Lake Property for the benefit of the South Lake Property, or such portion thereof as may be owned by such owners.

       Section 2. WATER SUBJECT TO AGREEMENT. The parties agree that the "water subject to this Agreement" shall mean all water or water rights, regardless of the source thereof, presently available to, historically used on, or acquired in the future by Angiola for use on, the South Lake Property, including, without limitation:

               (a) All water and water rights attributable to ownership of stock in Tulare Lake Water Company, Tulare Lake Canal Company, Liberty Farms Mutual Water Company, Southeast Lake Water Company, the Bayou Vista Ditch Company, and the Gates-Jones Mutual Water Company, whether such stock is owned by Land Owner, any of its successors or assigns as owners of all or any part of the South Lake Property, or Angiola, and

               (b) All water and water rights attributable to membership in the Downstream Kaweah and Tule Rivers
     Association and the Kings River Water Association, and

               (c) All water and water rights attributable to portions of the South Lake Property being located within the Tulare Lake Basin Water Storage District, and

               (d) All non-riparian water and water rights, of whatever nature, in and to the Kings River, Tule River, Kaweah River, Deer Creek, White River, Poso Creek, Kern River, and in any and all other streams, surface and/or underground, intermittent and/or continuous which adjoin or traverse any part of the South Lake Property or with respect to which the South Lake Property or any portion thereof shall have water rights of any kind however acquired, and

               (e) All rights whatsoever to extract water from Tulare Lake, and

               (f) All rights whatsoever to extract ground water from the South Lake Property for agronomic purposes,

            Section 3. TRANSFER OF WATER RIGHTS AND STOCK. Land Owner hereby transfers to Angiola all of its right, title and interest in the water subject to this Agreement; provided that:

               (a) With respect to Land owner's overlying rights to extract ground water for agronomic purposes from below its property for use on its property, the rights so transferred shall be exclusive,

               (b) With respect to Land Owner's overlying rights to extract ground water for any other purposes from below its property for use on its property, the rights so transferred shall be non-exclusive, as more fully set forth in Section 10 below,

               (c) If at any time a court or other forum of competent jurisdiction shall determine that Angiola's extraction of ground water for agronomic purposes for use on overlying land pursuant to this Agreement is not an overlying use, then, at the time such order or judgment becomes final, the overlying ground water rights transferred herein shall revert to the then fee owners of the lands from which such rights are derived, but such water rights shall remain water subject to this Agreement, and

               (d) Notwithstanding any other provision of this Agreement, the parties hereto do not intend to transfer, and do not transfer, any water right to Angiola which right would be lost by severance as a result of such transfer.

            The parties further declare that similar water rights were transferred by Land Owner's predecessors in interest as owners of the South Lake Property pursuant to the terms of the Prior
Agreement, and that the transfer of water rights set forth in this Agreement is not meant to imply that the previous transfers were not effective. The transfer of water rights set forth in this Agreement is meant only to reconfirm the previous transfers, to the extent that such previous transfers conveyed water rights also conveyed by the terms of this Agreement. To the extent that it might be asserted that the water rights transferred pursuant to the terms of the Prior Agreement conveyed to Angiola water rights which are not also included within the terms of this Agreement, Angiola quitclaims such water rights to the parties originally conveying such rights to Angiola, or to their respective successors in interest.

       Land Owner also hereby transfers to Angiola all of its right, title and interest in any non-appurtenant stock in Tulare Lake Water Company, Tulare lake Canal Company, Liberty Farms Mutual Water Company, Southeast Lake Water Company, the Bayou Vista Ditch Company, and the Gates-Jones Mutual Water Company.

       All of the parties agree to execute whatever documents and take whatever further steps may be necessary to formalize any of the transfers accomplished pursuant to this Section, including obtaining approval of such transfer, when required, by other water distribution organizations.

       Section 4. TRANSFER OF WATER DISTRIBUTION FACILITIES. Land Owner hereby grants and transfers to Angiola all those existing water works, water distribution facilities and equipment presently available to or historically used in connection with the South Lake Property, including, without limitation, all existing ditches, canals, pipes, pumps, motors, tanks, gates, weirs and other devices, and excluding only wells and related facilities. Land Owner also hereby grants and transfers to Angiola permanent easements for and rights of access to such existing water works and water distribution facilities. It is the intention of the parties that such existing water works, water distribution facilities and easements shall become the property of Angiola. Such existing water works, water distribution facilities and easements are more particularly described in EXHIBIT C attached hereto and by this reference incorporated herein.

       Land Owner hereby grants to Angiola a permanent non-exclusive easement and right of use and access in and to all existing wells and related facilities located on the South Lake Property. It is not the intention of the parties that any of the foregoing shall become the property of Angiola. Such items shall remain the property of the respective owners of the South Lake Property. Nevertheless, Angiola shall, at all times it is not in material default of its obligations under this Agreement, be entitled to the exclusive use of such items.

       For the purposes specified in this Agreement, the parties agree to use their best efforts to grant to Angiola a right of use in and to that portion of the Wellfield Systems Ditch extending across Section 22, Township 22 South, Range 23 East, M.D.B. & M., and in and to the Wilbur Ditch, running northerly from the northwest corner of Liberty Farms along the boundary between Range 20 East and Range 21 East, M.D.B. & M., title to both of which is in W.H. Wilbur Reclamation District No. 825.

       In addition to the foregoing provisions of this Section 4, Angiola shall retain its full rights under law to purchase, construct, condemn or otherwise acquire such facilities in the future. Angiola shall also have the right, and hereby agrees, to make such repairs and replacements of such existing water works and water distribution facilities and any water wells located on the South Lake Property, and to undertake such construction, including the drilling of new water wells, as is reasonably necessary to maintain the historic capacity of said existing water works, facilities and wells, and to provide such increased capacity as the Board of Directors of Angiola may determine to be necessary in the future. Angiola shall also have the right, at reasonable times and places, to enter upon any portion of the South Lake Property as may be necessary to carry out such activities, without unreasonably interfering with the surface use of the portion of the South Lake Property entered upon. However, it is not the intention of the parties that Angiola shall have the right to construct, maintain, operate or use any existing or future sub-surface drainage works upon the South Lake Property. All such matters shall remain in the sole discretion of the applicable respective owners of the South Lake Property.

       The parties further acknowledge that the South Lake Property is presently affected by the following agreements and grants of easement:

                    (a) License Agreement dated July 7, 1971, by and between South Lake Farms and Salyer Land Company, concerning the Wilbur Ditch.

                    (b) License Agreement dated August 1, 1971, by and between South Lake Farms and J.G. Boswell Company ("Boswell"), concerning Wilbur Ditch.

                    (c) Canal Use Exchange Agreement dated December 10, 1974, by and between South Lake Farms and Boswell.

                    (d)  Agreement For Canal Right of Way and For
     Construction and Maintenance of Canal, dated March 1976, by and between South Lake Farms and Salyer Land Company.

                    (e) Agreement For Construction of Interceptor Ditch dated September 8, 1976, between and among South Lake Farms,
     Salyer Land Company, and Boswell.

                    (f) Agreement For Exchange of Easements and Other Rights and Relating to Storage Use of South Wilbur Area, dated December 10, 1980, by and between South Lake Farm and Boswell.

                    (g)  Letter Agreement amending the agreement
     referred to in item (f) above, dated March 19, 1981, between South Lake Farms and Boswell.

                    (h) Grant of Easement relating to "North Wilbur," dated March 20, 1981, between Boswell and Wilbur Reclamation
     District No. 825, a California Reclamation District
     ("Wilbur").

                    (i) Agreement For Enlargement and Use of the Wilbur Ditch and South Wilbur Levee, dated March 20, 1981, between
     South Lake Farms, Wilbur, and Boswell.

                    (j) Grant of Easement relating to "West Homeland," dated March 20, 1981, between South Lake Farms and Boswell.

                    (k)  Grant of Easement relating to "Lateral A
     (Sections 7 and 8-23-22)," dated March 20, 1981, between South Lake Farms and Kings County Canal Company ("KCCC").

                    (l)  Grant of Easement relating to "Lateral A
     (Sections 9 and 10-23-22)," dated March 20, 1981, between
     South Lake Farms and KCCC.

                    (m) Grant of Easement relating to "Lateral A and System Ditch (Section 11-23-22)," dated March 20, 1981, between South Lake Farms, Boswell, and KCCC.

                    (n) Grant of Easement relating to "Homeland Canal," dated March 20, 1981, between South Lake Farms and Boswell.

                    (o) Grand of Easement relating to "Homeland Canal," dated March 20, 1981, between South Lake Farms and KCCC.

                    (p) Grand of Easement relating to "Lateral A and System Ditch (Sections 7 and 8-23-22)," dated March 20, 1981, between South Lake Farms and KCCC.

                    (q)  Grant of Easement relating to "Lateral A
     (Sections 9 and 10-23-23)," dated March 20, 1981, between
     South Lake Farms and KCCC.

                    (r) Grand of Easement relating to "Lateral A and System Ditch (Section 12-23-33)," dated March 20, 1981, between South Lake Farms, Boswell and KCCC.

               The parties agree that all costs, expenses, indemnities, prorations and payments called for in such agreements and grants of easement to be made by South Lake Farms or Wilbur shall be deemed an expense of Angiola, and shall be subject to the provisions of this Agreement.

            Section 5. AVAILABILITY AND DISTRIBUTION OF WATER. The parties agree that all water subject to this Agreement, other than surplus water sold for use outside the boundaries of Angiola pursuant to the provisions of California Water Code Section 35425, and the capacity for its production, transportation and distribution shall be made available equally on a pro rata acreage basis to all lands within the South Lake Property, with no distinctions made between the White Ranch, Liberty Farms, or any portion of either of them, to the fullest extend possible.

       Notwithstanding anything to the contrary set forth elsewhere in this Agreement, for purposes of determining the availability of water pursuant to the terms of this Section 5, and for purposes of determining the allocation of standby charges pursuant to the terms of Section 8 below, the following areas shall not be considered to be a part of the South Lake Property:

                    (a) Any property lying within Township 24 South, Range 20 East, M.D.B. & M,

                    (b) That portion of Liberty Farms located within Township 22 South, Range 23 East, M.D.B. & M, and

                    (c)  Those drainage ponds, consisting of
          approximately 640 acres, located within Sections 23 and 26, Township 23 South, Range 21 East, M.D.B. & M. Such ponds may once again be included within the scope of the term "South Lake Property", for purposes of Sections 5 and 8 herein, at such time as they are returned to agricultural production, upon the request of the owner thereof.

       The acreage of the lands within the South Lake Property may be determined by Angiola, for any purpose under this Agreement, by reference to the assessor's parcel records of the county in which the land in question is located, as such records exist from time-to-time. All the parties hereto understand, agree and acknowledge that in order for each acre within the South Lake Property to receive, or have the right to receive, the same amount of water, different water, water rights, water capacity, and sources of water will have to be utilized, regardless of relative cost of water from different sources. This pro rata acreage availability standard shall apply regardless of crop requirements, hardship from drought, or other public or private emergency, but shall not be construed to include a requirement that water from any specific source or under any particular right must itself be distributed on a pro rata acreage basis throughout the South Lake Property.

       Having made water available to the lands within the South Lake Property on a pro rata acreage basis as set forth in the preceding paragraph, Angiola may distribute water on other than a pro rata acreage basis if any owners of land within the South Lake Property chose to take less than the amount of water to which they would otherwise be entitled. Any water made available as a result of such a choice by an owner shall be made available on a pro rata acreage basis to the other owners of land within the South Lake Property.

       Nothing in this Agreement shall be meant to imply that Angiola will have any obligation to deliver water to any lands not directly served by the water distribution facilities transferred pursuant to the terms of Section 4 above. Its obligation to make water available on a pro rata acreage basis, set forth in this Section, shall be satisfied by making the water available to a point in such water distribution facilities selected by the land owner to whom the water is being made available. The exact time and amount of each delivery shall be at the discretion of Angiola, taking into account available supplies, overall demand for deliveries, and such other factors as Angiola may determine to be appropriate.

       Nothing in this Agreement shall require any party or owner of a portion of the South Lake Property to apply its allocation of water on a particular portion of such party's or owner's lands, and each party or owner may determine where, within the South Lake Property, such allocation may be applied, subject to any limitations imposed by law, or by agreement to which any party or owner may be bound upon acquisition of a portion of the South Lake Property.

       Notwithstanding the foregoing, if, by reason of the assertion, directly or indirectly, by an owner of any interest in any portion of the South Lake Property of any legal or contractual limitation, Angiola is unable to furnish a pro rata share of water subject to this Agreement to all or any portion of the South Lake Property, then the share of the water subject to this Agreement that would be available for beneficial use on said lands if such limitation did not exist may not be put to beneficial use on any portion of the South Lake Property in which the owner asserting such limitations owns any interest, except with the written consent of the owner of record of said unserved lands. Said right of consent is in addition to all other rights and remedies available hereunder to the owner of the unserved lands. The owner asserting such limitations shall become liable for all delivery charges in connection with such pro rata share of the water subject to this Agreement. If, by reason of the assertion of such legal or contractual limitations by any person or entity not owning, either directly or indirectly, any interest in any portion of the South Lake Property, Angiola is unable to furnish a pro rata share of water subject to this Agreement to all or any portion of the South Lake Property, Angiola shall be entitled to furnish such water for use or to transfer such water to the fullest extent permitted by law, and to obtain by purchase, exchange, or otherwise sufficient water from other sources to furnish to the portion of the South Lake Property to which a pro rata share of the water subject to this Agreement could not be furnished an amount of water equal to that to which it would have been entitled had such legal or contractual limitations not existed. Any additional cost of obtaining such replacement water need not be borne solely by the land to which it is furnished, but may, in the discretion of the Board of Directors of Angiola, be spread among all of the owners of the South Lake Property.

       Also notwithstanding the foregoing, to the extent that any owner of a portion of the South Lake Property holds any riparian rights to water which either is commingled with or may conveniently be commingled with water distributed pursuant to this agreement in any water works or water distribution facilities operated by Angiola, such riparian water may be delivered by Angiola to the land entitled thereto as if it were water subject to this Agreement.

       The transfer to Angiola of the water subject to this Agreement, pursuant to the provisions of Section 3 above, and the transfer to Angiola of water distribution facilities pursuant to
Section 4 above, are specifically made subject to the provisions of this Section.

       Section 6. USE OF WATER RIGHTS. Angiola shall exercise all water rights currently owned by it, transferred pursuant to Section 3 hereinabove to it, or at any time in the future acquired by it, in such a fashion as to maximize its ability to distribute water pursuant to the provisions of Section 5 hereinabove.

       Section 7. DEVELOPMENT OF WATER RESOURCES. In order to perfect Angiola's ability to deliver water consistent with the provisions of this Agreement at the lowest possible cost to all of the present or future owners of the South Lake Property, Angiola shall have, in addition to the powers set forth in Section 5 above, the power to establish surface or underground reservoirs, to enter into agreements for the exchange of water, to exercise its right of condemnation, to store water delivered to it in current years for use in future years, to conduct engineering and technical studies, to commingle water from various sources (both inside and outside the District) and to acquire water by purchase, by exchange or by acceptance of overflow and surplus water, maintaining records of the sources thereof so that the rights of the District therein shall be maintained. Land Owner agrees not to drill any new wells, or otherwise develop any ground water resources in its individual capacities, other than as set forth in Section 10 below, so long as no party to this Agreement is in material breach of any of the obligations set forth herein; provided, that in this regard a party's own material breach shall not justify that party drilling any new well or developing any water resources in its individual capacity. In the event that any owner of a portion of the South Lake Property shall nevertheless drill any new wells, or otherwise develop any ground water resources in violation of the provisions of this Section, then such wells and ground water resources shall be subject to all of the terms of this Agreement, including without limitation, the grant of a permanent easement in such items contained in Section 4 above, the same as if they had existed at the time of the execution hereof.

       Section 8. CHARGES FOR WATER. Angiola shall raise its revenues to meet expenses and to finance its activities undertaken by reason of this Agreement primarily by means of charges, including standby charges, pursuant to Article 4 of Chapter 2 of
Part V of the California Water District Law. Standby charges, reflecting the fixed costs of making water available to the South Lake Property, shall be fixed and applied on a pro rata acreage basis to the South Lake Property, as that term is modified pursuant to the terms of Section 5 above, without regard to the amount of water used, without distinction to the type of use, and without differentiation based upon differing costs of water from different sources. All other costs of making water available to the South Lake Property shall be met by delivery charges, to be fixed and applied as determined from time-to-time by the Board of Directors of Angiola, taking into account the actual deliveries of water made. It is the intention of the parties that, under circumstances were the owners of the South Lake Property are each making use of approximately the pro rata share of water made available to them, and all the water from various sources delivered by Angiola is of substantially equal quality for irrigation purposes, the Board of Directors of Angiola will ordinarily fix such delivery charges at an equal amount of each unit of water delivered anywhere in the South Lake Property, without regard to the particular source or marginal cost of producing or delivering any such unit of water. All charges shall be due and payable at such times as may be determined by the Board of Directors of Angiola. Nothing in this Agreement shall limit the right of Angiola to collect any such charges in any manner authorized by law. Angiola may also raise revenues by means of assessment.

       Section 9. AGREEMENTS AMONG OWNERS OF LAND. The parties recognize that, although the distribution of water subject to this Agreement and allocation of costs therefor are governed by the provisions of Sections 5 and 8 above, the owners of the South Lake Property may, from time-to-time, make agreements between themselves to sell or exchange certain of the water to which each of them is entitled pursuant to the terms of this Agreement. So long as the water affected by such agreements is not transported for use outside the boundaries of Angiola, Angiola may, upon receipt of written notice of the terms thereof, recognize such agreement, and deliver water in accordance therewith. Any such agreements shall not be effective for periods of more than one year, and shall not affect the obligation of any party to pay any charges allocated to him pursuant to Section 8 above. In addition, Angiola may be requested by the parties to any such agreements to make appropriate adjustments in its records of payments of charges for such parties to reflect any consideration paid for water transferred pursuant to such agreements. Such adjustments shall only be made annually, upon written request of the parties involved, and may be discontinued at any time by Angiola.

       Section 10. WATER FOR DOMESTIC PURPOSES. Angiola shall not provide water for human consumption, for any other domestic use, or for animal husbandry purposes. Notwithstanding any other provisions in this Agreement, the owners of the South Lake Property shall continue to have the right, to the extent that there is no adverse impact on the ability of Angiola to produce groundwater for agronomic purposes, to develop groundwater resources for domestic or animal husbandry purposes, including without limitation the right to drill wells and related facilities for such purposes, and any water so produced for such purposes shall not be water subject to this Agreement. Any owner of land in the South Lake Property desiring to develop groundwater resources for such purposes shall, however, give Angiola ninety (90) days prior written notice of any such development.

       Section 11. COVENANT TO PAY CHARGES; TERMINATION OF WATER DELIVERIES. Land Owner agrees to pay in a timely fashion all charges, including standby charges, levied upon the South Lake Property. In the event that Land Owner, or any future owner of any portion of the South Lake Property, shall not pay when due any charge or assessment imposed by Angiola, then the Board of Directors of Angiola shall, on such terms and conditions as it may deem by resolution to be appropriate, cease deliveries of water to any land owned by such defaulting owner until such charge, together with any applicable penalties, late charges and interest, shall have been paid. Any cessation of water deliveries occurring pursuant to the terms of this Section shall not be deemed a failure of Angiola to comply with the provisions of Section 5 above regarding the distribution of water.

       Section 12. DETACHMENT OF LAND FROM DISTRICT. In the event that any part of the South Lake Property is detached from Angiola, so that it is no longer included within the boundaries thereof, such detached land shall no longer be entitled to receive any of the water subject to this Agreement from Angiola, nor shall it be subject to any charges or assessments imposed by Angiola. Notwithstanding the foregoing, however, all transfers to Angiola of water subject to this Agreement, or of any other personal or real property, other than any transfers of rights to extract groundwater and right to the use of wells, by any then current or prior owner of such detached land, shall remain effective. In the event of such detachment, any rights to extract groundwater and to the use of wells attributable to the ownership of the land being detached shall revert to the owner of such land. All covenants contained in this Agreement which are stated to be covenants running with the land pursuant to the provisions of Section 1 above, shall continue to bind such detached land and the owners thereof as if it were still included within the South Lake Property. From and after the effective date of the detachment of any land from Angiola, it shall no longer be considered as a part of the South Lake Property for purposes of this Agreement, except as otherwise set forth in this Section. Angiola shall, upon written request, execute and record any documents necessary to make the effects of this Section matters of public record.

       Section 13. PROTECTION OF GROUND WATER RIGHTS. Angiola shall use its best efforts to protect the ground water rights attributable to the South Lake Property. To fulfill this obligation, Angiola may, without limitation, file with the State Water Resources Control Board statements pursuant to Water Code Sections 1005.1 through 1005.4, develop and implement a ground water pumping program designed to insure and protect the ground water rights attributable to the South Lake Property against loss or limitation by any cause whatsoever, and/or do all such other acts as are necessary from time-to-time to protect said ground water rights. Further, the other parties agree to fully cooperate with Angiola in carrying out the provisions of this Section.

       Section 14. WATER CONSERVATION. Angiola shall at all times in performing its obligations under this Agreement promote the effective use and conservation of the water available to it, and shall avoid unnecessary depletion of ground water resources, by utilizing surface water in place of pumping such ground water whenever possible, consistent with the efficient use of water and the need to minimize expenses.

       Section 15. FOREIGN WATER. The parties acknowledge that from time-to-time any of the owners of the South Lake Property may have the opportunity to acquire water from sources outside the boundaries of Angiola, which is not water subject to this Agreement (such water hereinafter being referred to as "foreign water"), but which such owner intends for use within the boundaries of Angiola. Such owner shall have the right to import such foreign water and to use it on any portion of the South Lake Property which he owns, provided that his right to use any portion of the water distribution system owned or operated by Angiola shall be subject to the following conditions:

                    (a)  The use of any portion of the water
          distribution system owned and operated by Angiola shall at all times be subordinate and subservient to the paramount obligation of Angiola to deliver water subject to this Agreement in accordance with the terms set forth in this Agreement.

                    (b) The land owner acquiring the foreign water shall make such water available to all of the other owners of land within the South Lake Property on a pro rata acreage basis, at a price equal to that paid by such land owner for such foreign water. Any foreign water made available to an owner of land who chooses not to purchase it, shall be made available on a pro rata acreage basis to the other owners of land within the South Lake Property. Such foreign water shall be delivered on a pro rata acreage basis to those owners of land within the South Lake Property who have agreed to purchase all or any portion of such foreign water made available to them. Such foreign water must be paid for in cash, in advance of any deliveries.

                    (c) Any land owner to whom such foreign water is to be delivered shall pay whatever delivery charge as the Board of Directors shall determine is appropriate, in cash, prior to being entitled to the delivery of any such foreign water by means of any portion of the water distribution system owned or operated by Angiola.

       Section 16. NOTICE TO GRANTEES. Each party hereto agrees that upon any transfer by them of ownership of any portion of the South Lake Property, the grant deed or other document accomplishing such transfer shall make specific reference to the existence of this Agreement. The failure to include such reference shall not, however, effect the binding nature of this Agreement on any transferee.

       Section 17. NOTICES. Any notice of demand required or permitted under this Agreement shall be deemed made when personally delivered or three (3) days following deposit in the United States mail, first class, postage prepared, and addressed:

                    (a)  In the case of Land Owner to:

                         General Counsel
                         Federal Land Bank of Sacramento
                         P.O. Box 13106-C
                         3636 American River Drive
                         Sacramento, CA. 95813

                    (b)  In the case of Angiola to:
                         Angiola Water District
                         P.O. Box 1236
                         Corcoran, California 93212
                         Attn:  Mike Steele

                    With copies to:

                         William A. Dahl
                         Thomas, Snell, Jamison, Russell,
                         & Asperger, P.C.
                         P.O. Box 1461
                         Fresno, California 93716

Any party may change its address by giving notice in accordance with this Section to the other parties. Any new owner of record of any portion of the South Lake Property shall give notice to all other parties of its address, and Angiola shall send to such new owner the address of all other land owners of which it has been given notice.

       Section 18. POWERS OF ANGIOLA. Notwithstanding anything in this Agreement, Angiola shall possess all powers and enjoy all privileges vested in it by California Water District Law, provided that Angiola shall exercise those powers and privileges, and adopt bylaws in furtherance thereof, in a manner consistent with this Agreement, including but not limited to, distributing water on a pro rata acreage basis, as set forth in Section 5; and further provided that as a condition precedent to the signing of any contract or the making or the failure to make any election with the United States of America, the State of California, or any agency of either, or with any public agency, the effect of which contract, election or failure to make an election would be subject landowners of any portion of the South Lake Property to acreage limitations or to a requirement of divestment of acreage as a condition to receiving water, Angiola shall first obtain the written consent of any landowner so affected.

       Section 19. RECORDING. After execution of this Agreement, the parties agree to promptly execute, acknowledge and record complete copies hereof, in the official Records of Kings and Tulare Counties.

       Section 20. LIMITATIONS. No party shall use, permit or suffer the actual or possible use of the water subject to this Agreement outside the South Lake Property except as a result of sales of surplus water pursuant to California Water Code Section 35425, or except as may be an unavoidable result of Angiola's operations as herein authorized. The rights and obligations of this Agreement are subject to any limitations imposed by law, or by agreement to which any party is or will be bound upon acquisition of the South Lake Property.

       Section 21.  REMEDIES.

                    (a) In the event that any party fails to perform its obligations hereunder, the parties acknowledge that the rights created by this Agreement constitute a valuable property right, that such property right is unique in nature, that damages are incapable of being ascertained and will be inadequate to compensate the parties for the irreparable detriment that will be suffered by failure of that party to perform its said obligations. The parties therefore agree that a non-defaulting party shall have all remedies now or hereafter available at law or in equity, including, without limitation, the right to obtain an injunction or specific performance of this Agreement, and said remedies shall be deemed cumulative and not exclusive.

                    (b) The rights affected hereby are property rights constituting fundamental rights of the parties hereto.

       Section 22. SEVERABILITY. If any word, phrase, clause, sentence or paragraph of this agreement is, or shall be, invalid for any reason, the same shall be deemed severable from the remainder and shall in no way affect or impair the validity of this Agreement or any portion thereof.

       Section 23. ATTORNEYS' FEES. In the event any party hereto commences an action against any other party hereto to enforce any obligation hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs as fixed by the court in that action or in a separate action brought for that purpose; provided, however, that in the event that Angiola is a non-prevailing party in any such action, and is obligated to pay such attorneys' fees and costs to a prevailing party who also owns land within the South Lake Property, then no part of any charges imposed by Angiola to cover the expense of payment of such fees and costs shall be imposed upon such prevailing party.

       Section 24. BOARD OF DIRECTORS. The holders of title to the lands within the South Lake Property shall cast their votes for directors, or join in nomination of directors, in such manner that two of the seven directors of Angiola shall be chosen by the owners of record of White Ranch, that four of the directors of Angiola shall be chosen by the owners of Liberty Farms, and that the seventh director of Angiola shall be chosen by all of the owners of record of land within Angiola, with each such owner in each such case being entitled to the same proportionate voting strength as would have been the case if each acre of land within the South lake property was entitled to one vote and cumulative voting was permitted. The seventh director shall, when possible, be an independent director, not related to any of the other owners of record within Angiola, but with experience in matters of water distribution and water district administration if possible. The parties agree to use their best efforts to fill vacancies on the Board of Directors of Angiola in a manner consistent with the purposes of this Section.

       Section 25. APPOINTMENT OF AGENT. With respect to any water subject to this Agreement which is not currently transferred to Angiola, or with respect to any such water which any of the parties hereto is legally prevented from transferring to Angiola, each party owning any such water hereby designates and appoints Angiola as its sole and exclusive agent to exercise all rights and privileges associated with the ownership of such water, in a manner consistent with the terms of this Agreement, as if the ownership of such water had been transferred to Angiola pursuant to the terms of this Agreement but also in a manner consistent with the rights and incidents of actual ownership of such water. The parties further agree and affirm that any agency created by the terms of this
Section is a power coupled with an interest in a portion of the South Lake Property, shall not be affected by the subsequent incapacity or death of any party or any of their successors, and shall continue in effect for so long as this Agreement continues in effect.

       Section 26. EFFECT ON PRIOR AGREEMENTS. All of the parties hereby mutually agree that the Agency Agreement referred to in Recital F of the Prior Agreement is rescinded and of no further force or effect. All of the parties further agree that this Agreement is intended to be a complete restatement of the Prior Agreement, superseding all of the terms and conditions thereof, but without affecting the validity of any transfers of water rights or other interests in property from any of the parties to the Prior Agreement to Angiola.

       Section 27. TRANSFER AND REVERSION OF WELL FIELD. The parties acknowledge that, simultaneously with the recording of this agreement, Land Owner is granting to Angiola certain real property located within the South Lake Property, more particularly described in EXHIBIT D attached hereto (the "Well Field"). It is intended that Angiola shall continue to own the Well Field for as long as this Agreement shall continue in effect. In the event that any time this Agreement shall cease to be binding on the parties, then the Well Field shall be conveyed to the owners of record at that time of whatever portion of Liberty Farms is then within the boundaries of Angiola, as tenants in common, in undivided interests corresponding to the acreage in such portion of Liberty Farms owned by each such owner of record.

       Section 28. NOTICES OF INTENT TO PRESERVE. In the event that the transfer of the Well Field referred to in Section 27 above, or any other transfer of property accomplished by this Agreement, is deemed to be the transfer of a fee simple subject to a restriction in the form of a condition subsequent pursuant to the terms of Section 885.020 of the California Civil Code, or any successor statute, then the parties agree to cooperate in the execution and recording of appropriate notices of intent to preserve any power of termination associated therewith pursuant to the provisions of Section 885.030 (a)(2) or (3), or any successor statute, prior to the date which is thirty (30) years from and after the date of the execution of this Agreement.

       Section 29. BINDING EFFECT. The parties agree that this Agreement is intended to be and shall be binding on each of them and their heirs, successors and assigns. Specifically, but not by way of limitation, any reference herein to Land Owner, or to the parties, shall be interpreted to include any future owner of record of any portion of the South Lake Property, the same as if such future owner has owned such portion at the time of the execution of this Agreement, and such owner had been one of the original parties hereto.

       Section 30. FURTHER ASSURANCES. The parties agree to do such further acts and execute such further documents as may be necessary to implement the terms of this Agreement.

       Section 31. MUTUAL WRITTEN CONSENT. This Agreement sets forth the entire agreement of the parties, and incorporates all discussions between the parties. This Agreement may not be revoked, terminated or amended without the mutual written consent of the owners of record of the entire South Lake Property and of Angiola.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first hereinabove written.

                              LAND OWNER:

                              FEDERAL LAND BANK OF
                              SACRAMENTO, a corporation

                              By:  ______________________
                                          President

                              By:  ______________________
                                          Secretary


                              ANGIOLA:

                              ANGIOLA WATER DISTRICT

                              By:  _____________________

                              By:  _____________________

STATE OF CALIFORNIA     )
                        )    ss.
COUNTY OF _________     )

         On this ____ day of ____________, 19__, before me, the
undersigned, a Notary Public in and for the State of California, personally appeared __________________ and _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as President and Secretary, respectively, of FEDERAL LAND BANK OF SACRAMENTO, the corporation therein named, and acknowledged to me that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Certificate first above written.


                              ___________________________________
                              Notary Public in and for said State


STATE OF CALIFORNIA )
                    )    ss.
COUNTY OF _________ )

          On this ____ day of
____________, 19__, before me, the undersigned, a Notary Public in and for the State of California, personally appeared __________________ and _________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as _____________ and ______________, respectively, of ANGIOLA WATER DISTRICT, a California Water District, and acknowledged to me that said district executed the same.

          IN WITNESS WHEREOF, I have
hereunto set my hand and affixed my official seal the day and year in this Certificate first above written.


                              ___________________________________
                              Notary Public in and for said State


                      ANGIOLA WATER DISTRICT

c/o Provost & Pritchard, Inc.                Phone (209) 449-2700
286 W. Cromwell Avenue                         FAX (209) 449-2715
Fresno, California 93711-6162


                         FAX TRANSMITTAL


DATE:     February 12, 1997

TO:       Brent Bowen                   FAX Number:  916-878-8946
          Southlake Acquisition Corp.

FROM:     Kevin Johansen                     Job Number:  9730100

SUBJECT:  TLBWSD and TLDD Boundaries

Number of Pages:  2 (including this page)

Original to follow by mail? No

Attached is a map showing the boundaries of Tulare Lake Basin
Water Storage District (TLBWSD) and Tulare Lake Drainage District
(TLDD) in relation to the White Ranch. It appears that the following land is in these districts:

     In both TLBWSD & TLDD
          NE/4 Section 11
          Section 12
          Section 18
          SW/4 Section 8

     In TLBWSD (but outside TLDD)
          SE/4 Section 8
          22 + or - acres in Section 15

     In TLDD (but outside TLBWSD)
          E/2 Section 31
          Section 6
          SW/4 Section 5
          Section 7
          NW/4 Section 8

If you have any questions, give me a call.

If you do not receive all of the pages indicated, please give us a call at (209) 449-2700.


[Map showing the boundaries of Tulare Lake Basin
 Water Storage District and Tulare Lake Drainage
  District in relation to the White Ranch]

                TULARE LAKE BASIN WATER STORAGE DISTRICT
                            Established 1926
              1109 Whitley Avenue, Corcoran, California 93212
                Phone (209) 992-4127 . FAX (209) 992-3891

                                        December 20, 1996

Landowners of
the Tulare Lake Basin
Water Storage District

                                   Re:  1997 & 1998 Short Term
                                        State Water Service Contract

Dear Landowner:

With respect to the 1997 & 1998 Water Service Contract, please find enclosed the following:

1.   One copy of the 1997 & 1998 Short Term State Water Service
     Contract;
2.   Two Signature Pages; and
3.   One copy of Landowner Requested Participation Sheet.

Should you desire to participate in State Project Water for the 1997 & 1998 period, either for yourself or on behalf of your tenant, please sign the two (2) enclosed signature pages [Page 22 of the Contract] as Landowner.

With reference to the Landowner Requested Participation Sheet, please check the appropriate line. Near the bottom of this sheet, please indicate the name of your authorized Agent, if applicable. All correspondence and billings will be forwarded to your Agent, unless otherwise directed. Sign and date the Participation Sheet.

Please return the two (2) copies of the signed signature pages and the Landowner Requested Participation Sheet. The District will return one fully signed copy of the signature page to attach to your copy of the 1997 & 1998 Contract. We ask that the signature pages and the Landowner Requested Participation sheet be returned not later than January 31, 1997. This will enable the District to expedite finalizing the 1997 & 1998 allocation of Table A Water to all the participating Landowners.

Based upon the final allocation of Table A water for State Project Water in 1997 & 1998, a revised Exhibit A, indicating each Water
User's Table A Water will also be forwarded for attachment to your copy of the Contract.

If you do not desire to participate in the 1997 & 1998 Contract, return only the Participation Sheet signed with the appropriate line checked.

Should you have questions, please call our office.

                              Yours truly,

                              /s/ Brent L. Graham

                              Brent L. Graham
                              Manager
blg/em
Enclosures (4)

 COMPRISING TULARE LAKE BASIN IN KINGS AND TULARE COUNTIES, CALIFORNIA


           SHORT TERM STATE WATER SERVICE CONTRACT
                            BETWEEN
            TULARE LAKE BASIN WATER STORAGE DISTRICT
                              AND
                   SOUTHLAKE AQUISITION CORP.
                 FOR AGRICULTURAL WATER SERVICE
                         FOR THE PERIOD
           JANUARY 1, 1997 THROUGH DECEMBER 31, 1998

                     1997& 1998 SHORT TERM
                  STATE WATER SERVICE CONTRACT

    This contract, hereinafter referred to as "Water Service Contract," made and entered into on the effective date hereof, in pursuance of powers granted by Division 14 of the Water Code of the State of California, by and between TULARE LAKE BASIN WATER STORAGE DISTRICT, hereinafter referred to as "District," a California Water Storage District organized and existing under provisions of said Division 14 of the California Water Code and the undersigned landowner(s), hereinafter sometimes referred to as "Water User(s),"

  WITNESSETH, that:

                      EXPLANATORY RECITALS

    WHEREAS, District has duly, regularly, and according to law, entered into a contract with the State of California, Department of Water Resources, for a water supply, which contract is dated
December 20, 1963; and,

    WHEREAS, said contract has been amended from time to time and may be so amended in the future from time to time; and,

    WHEREAS, said contract as now amended and as may be amended is referred to herein as the "State Contract"; and,

    WHEREAS, District duly, regularly, and according to law, adopted General District Project No. 4, which Project provided among other things for the construction of Laterals A and B as conduits for the transmission of water acquired under the terms of State Contract from the California Aqueduct; and,

    WHEREAS, the District transmission facilities have been completed; and,

    WHEREAS, by the terms of the State Contract, District is obligated to pay for Project Water whether or not District fails or refuses to accept delivery or State is unable to provide delivery of any or all thereof; and,

    WHEREAS, the Hacienda Water District State Water Supply
Contract has been consolidated with District's State Contract as per Amendment No. 16 to the State Contract dated February 11,
1981; and,

    WHEREAS, the benefits of the State Water Supply Contract Assessment, General District Project No. 1, General District Project No. 3, General District Project No. 4 (now retired), and General District Project No. 5, accrue to only those lands within the District; and,

    WHEREAS, in accordance with General District Project No. 5, District tract numbers 1353, 1354, and 1385 through 1391, inclusively, have been detached and the liabilities of the forenamed tracts have been assumed by the Water Users; and,

    WHEREAS, the short term contracts with Water Users presently executed terminate on December 31, 1996; and,

    WHEREAS, the Board of Directors of District is of the opinion that the best interest of District will be served by offering two-year Short Term State Water Service Contracts to Water Users due to a number of modifications that have recently been made to the State Contract under Amendment Number 25 thereto and recent implementations thereof; and,

    WHEREAS, the State Water Supply Contract Assessment roll has been filed with the County Treasurers of Kings and Tulare Counties and assessments may be levied to pay periodic service charges under the State Contract to the extent that funds are not otherwise available for the payment of such charges, all as provided for in Section 44030 of the California Water Code (California Water Storage District Law);

    NOW, THEREFORE, IT IS MUTUALLY AGREED BY AND BETWEEN THE
PARTIES TO THIS SHORT TERM STATE WATER SERVICE CONTACT AS FOLLOWS:

1.   DEFINITIONS

(a) Agricultural Use means any use of water primarily in the production of plant crops or livestock for market, including any use incidental thereto for domestic or stock watering purposes.

(b) Annual Entitlement means the amount of entitlement water to be made available to District during the respective Year at the California Aqueduct delivery structures provided for District, und er the terms of the State Contract, as shown in Table A thereof or as amended.

(c) Board means the body of members duly constituted as the Board of Directors of the Tulare Lake Basin Water Storage District.

(d) Carryover Water means water carried from one year to the next under the provisions of the State Contract Article 12(e) and/or
Article 56(c).

(e) Contract Amount of Water means the amount of water equal to the sum of Water User's Table A Water, Interruptible Water, Turnback Water and/or other Project Water which District agrees to deliver, or make available for delivery, to Water User(s) in each Year based in proportion to Water User's respective Table A Wat er as shown in Exhibit A attached hereto and made a part hereof, subject to the provisions of this Water Service Contract and the State Contract.

(f) Contract Water Service means the delivery, or the availability for delivery, of the Contract Amount of Water through District
Turnout(s) each and every Year during the term hereof at times and rates of delivery requested by Water User(s), subject to the pro visions of this Water Service Contract and the Rules and Regulations adopted by the Board.

(g)    District means Tulare Lake Basin Water Storage District.

(h) District Rate means the acre foot unit cost of available Table A water, that includes all State charges and the District Water
Service Charge.

(i) District Water Service Charge means the charge that Water User(s) shall pay (per Section 6) District for costs of operation, maintenance and replacement of Project Facilities and costs of District's administration of the State Contract, the Water Service Contract and other matters directly associated with and attributed to the delivery of Project Water.

(j) Interruptible Water means water available from the Delta at various times during the Year and further defined by the State
Contract.

(k)    Non-District Water means water conveyed through Project
Facilities per Rules and Regulations that is neither contracted for by District, nor for the benefit of District as a whole.

(l) Off-Aqueduct Charge means the annual charges by the State for Off-Aqueduct Power Facilities allocated among Water Users.

(m) Project Facilities means District's transmission system, including installations and related facilities owned, controlled and operated by District having the purpose of diversion, conveyance, control, measurement and delivery of water.

(n) Project Water means all water obtained by, or available to, District under the State Contract, including Annual Entitlement,
Interruptible Water and Turnback Water.

(o) Rules and Regulations means rules and regulations as adopted by the Board pursuant to Section 43003 of the Water Code, and as such Rules and Regulations may be amended from time to time.

(p) State means the State of California acting by and through the Department of Water Resources.

(q)    State Contract means the Water Supply Contract between
District and the State of California, Department of Water
Resources, dated December 20, 1963, and any amendments of said
State Contract which have been executed or may be executed during the term of this Water Service Contract.

(r) Supplemental Water means all non-Project Water obtained by, or available to, District and delivered through Project Facilities, including California Drought Bank Water and Supplemental Purchase
Water, but excepting Non-District Water.

(s) Supplemental Water Charge means the charge in dollars per acre foot which Water User shall pay for all costs attributed to Supplemental Water.

(t) Table A Water means an amount of water in each Year equal to Water User's allocated share of Annual Entitlement under the terms of the State Contract.

(u) Trust Fund means the Agricultural Rate Management Trust Fund established by the Monterey Amendment (Amendment No. 25 to the State Contract) that shall, to the extent there are funds available in the District's account in the Trust Fund, and as requested by the District, (1) make distribution to the State on the District's behalf, or (2) make distribution to the District which shall in turn make the payment to the State in years when
(1) the District's Table A entitlement, by April 15th of that year, is less than 100% of the District's annual requested Table
A entitlement, or (2) on April 15th of any year, irrigable lands are flooded in the District. The District's account in the Trust Fund shall be funded by monies collected by the District from the Water Users.

(v) Trust Fund Accounts means the individual Water Users' accounts that shall be established by the District to administer the Trust
Fund internally among the Water Users.

(w) Turnback Water means water purchased by District under the State Contract, Article 56(d).

(x) Turnback Water Charge means the charge in dollars which Water User(s) shall pay for all costs attributed to Turnback Water.

(y) Turnout(s) means any structure constructed for the purpose of diverting water to the Water Users from Project Facilities, or Turnout C in Reach 8d of the California Aqueduct.

(z) Water Availability Charge means the charge the Water User shall pay each Year on Table A Water, regardless of whether or not all or a portion of Table A Water is delivered to, or taken by, Water User and shall include the District Water Service Charge.

(aa) Water Service Contract means this two (2) Year agreement for water service between District and Water User(s).

(bb) Water Use Charge (State Variable Delivery Charge) means the charge in dollars per acre foot which Water User shall pay for each acre foot of Project Water delivered to Water User under provisions of this Water Service Contract.

(cc) Water User(s) means that person or entity owning land within the boundaries of District, or the successor in interest, who has executed a Water Service Contract or who has been assessed pursuant to and under the provisions of said Section 44030 of the California Water Code.

(dd) Year means the twelve-month period from and including January 1 of any Year through December 31 of said Year.

2.   INTERLAKE AGREEMENT CONTROVERSY
     District and Water User(s) expressly recognize that a controversy exists as to the meaning and effect of the Interlake Agreement, dated January 7, 1930 and it is expressly understood that the transmission of water through Project Facilities for use within District, except as may otherwise be permitted under
Section 15(a) of the State Contract, is not to be and shall not be construed as ownership or operation of distribution facilities within District and that said controversy is expressly left unresolved and undetermined.

3.   CONTRACT WATER SERVICE

(a) The provisions for payment for Contract Water Service shall become effective on the date of execution of this Water Service
Contract, regardless of whether or not Water User takes delivery of his Contract Amount of Water, unless otherwise provided herein.

(b) Subject to the provisions of this Water Service Contract, District agrees to furnish Contract Water Service to each Water
User in each Year, at Turnout(s), his respective Contract Amount of Water, subject to the availability of Project Water.

(c) In the event that District obtains an increase in its Project Water or an allocation of Supplemental Water, Water User may, at his option, participate therein with other Water Users, in proportion to the Water User's respective Table A Water.

(d) District agrees that it shall at all times endeavor, through State Contract, to obtain and deliver at Turnouts, the full
Contract Amount of Water to Water Users at the least cost, subject to the provisions of the Rules and Regulations.

(e) Interruptible Water shall be made available and delivered in accordance with the terms of the State Contract. District shall make Interruptible Water available to Water Users to the extent
Interruptible Water is available to District.

(f) Under the terms of the State Contract, District is permitted to carry over water for delivery in the subsequent Year(s). In no event shall a Water User be permitted to carry over water into the succeeding Year(s), unless the District has been permitted to do so in accordance with provisions of the State Contract. In the event there is inadequate carryover space to accommodate all carryover requests, Water User's share of District carryover space shall be in proportion to the Water User's respective Table
A Water as compared to other Water Users' respective Table A Entitlement that are requesting to carry over water. Any and all Carryover Water shall be at risk of displacement or conversion in the event the State is in need or requires project storage space. Water User shall not be entitled to any reimbursement for or replacement of Carryover Water lost.

(g) District is subject to delivery priorities established by the State Contract. District shall attempt to deliver all waters to Water User in accordance with his delivery request. In the event Project Facilities are inadequate at any time to carry all of the water requested by Water Users for delivery, allocation of conveyance capacity will be made in accordance with the Rules and Regulations.

4.   CONDITIONS OF DELIVERY OF WATER

(a) Water furnished under this Water Service Contract shall be used by Water User for agricultural purposes only. Said water is in a raw untreated condition and, as a result, is considered to be unfit for human consumption without treatment.

(b)    District shall deliver water to Turnouts through Project
Facilities in accordance with the Rules and Regulations.

(c) Only District employees shall operate Project Facilities. Water User hereby agrees District and/or its employees shall have full authority to stop water delivery to Water User when the amount of water ordered and available pursuant to this Water Service Contract has been delivered or in the event the Water User is in breach or default of this Water Service Contract.

(d) District shall not be responsible for the control, carriage, handling, use, disposal, or distribution of water delivered to Water User hereunder outside Project Facilities. Water User does hereby agree to indemnify and shall assume the defense of and hold harmless District, and its officers, agents and employees from any and all loss, damage liability, claims, or causes of action of every nature whatsoever, for damage to or destruction of property, including District property, or for injury to or death of persons, in any manner arising out of or incidental to the control, carriage, handling, disposal or distribution of water outside such Project Facilities.

(e) The character and quality of water furnished hereunder may vary from time to time, and District does not guarantee in any respect the character or quality of the water delivered pursuant to this Water Service Contract.

(f) District may temporarily discontinue or reduce the amount of water to be furnished to Water User as herein provided, for the purpose of investigation, inspection, maintenance, repair or rep lacement, as may be reasonably necessary, of any of the Project Facilities for the furnishing of water to Water User, or of the facilities of the State. To the extent practicable, District shall give Water User notice in advance of such temporary discontinuance or reduction, except in case of emergency, in which case no notice need be given. In no event shall any liability accrue against District, or any of its officers, agents or employees, for any damage, direct or indirect, arising from such temporary discontinuance or reduction of water deliveries.

(g) District shall not be liable for the failure to perform any portion of this Water Service Contract to the extent that such failure is caused by the failure of the State to perform any obligation imposed on the State by the State Contract; provided, however, that to the extent that District obligations are reduced by such failure on the part of the State, District shall make commensurate reduction in the obligations of Water User.

(h) In the event of any suspension, discontinuance, or reduction under the terms hereof, District shall upon the resumption of service, to the extent it may be possible to do so and within the ability of Water User to accept same, make every reasonable effort to deliver, within the same Year, the quantity of water which would have been furnished to Water User in the absence of such event or contingency. In the event District is unable to deliver the water in the same year, the Water User may then schedule the delivery of said undelivered water for the subsequent year, to the extent water is available under the State Contract.

(i) After initiation of Contract Water Service, there may at times occur a shortage in the quantity of water available for furnishing any water to Water User pursuant to this Contract, and that in no event shall any liability accrue against District, its officers, agents or employees, for any damage, direct or indirect, arising from a shortage due to problems of delivery, drought, or any other cause whatsoever, including but not limited to regulatory restrictions on Delta exports, flood, lightening and earthquake; provided, however, that such shortage shall be a shortage beyond and outside of the control of District.

(j) Delivery adjustments from the California Aqueduct through Project Facilities shall be allocated monthly among the Water Users based on their respective monthly deliveries of all water com pared with the total monthly deliveries of water through Project Facilities. Such adjustments shall be equalized for all water deliveries at Year-end.

(k) Conveyance Capacity of District's Lateral A is subject to and limited by the Agreement dated January 2, 1968, by and between District and the Empire West Side Irrigation District.

(l) It is recognized and understood that Project Facilities will also be used to convey water made available to District under the terms of the Agreement dated April 26, 1967, by and between the County of Kings of the State of California and the District. Said water shall be allocated in proportion to Water Users' respective Table A Water.

(m) It is recognized and understood that Project Facilities will also be used from time to time to convey water made available to lands outside District boundaries in accordance with the provisions contained in the Department of Water Resources' letter dated July 10, 1970, and in "POLICY RE DELIVERY OF STATE PROJECT WATER TO LAND OUTSIDE OF DISTRICT BY ACTION OF THE BOARD OF DIRECTORS JANUARY 3, 1973," and further specified in "AGREEMENT BETWEEN TULARE LAKE BASIN WATER STORAGE DISTRICT (HEREIN TERMED DISTRICT) AND 'WATER USER' (HEREIN TERMED WATER USER) IN SUPPORT
OF REQUEST FOR STATE CONSENT TO DISPOSITION OF PROJECT WATER OUTSIDE THE BOUNDARIES OF DISTRICT.", all as may be amended.

5.   TIME OF DELIVERY OF WATER

(a) Water User shall make application for water deliveries under the Rules and Regulations

(b) Consistent with the design and operational objectives of Project Facilities and giving consideration to requests for water service from all Water Users, District shall schedule water deliveries and deliver water to Water User as nearly in accordance with Water User's request as is practicable. District determination with regard to scheduling of water deliveries shall be final and conclusive; provided, however, that District, its officers, agents and employees shall have acted in good faith and without partiality toward or bias against any Water User.

(c) Except as otherwise provided in Paragraph 3(f) hereof, and in the event Water User is unable to use all or any part of his Contract Amount of Water in any given Year, District shall, to the extent permitted under the terms of the State Contract and as may be allowed by the State, carry over such water for future delivery in the immediate subsequent year at the option of Water User. Any additional charges resulting from such Carryover Water shall be paid by Water User.

(d) Upon expiration of this Water Service Contract, any water or any dollar credits as a remit of Carryover Water shall remain, to the extent permitted under the terms of the State Contract and as may be allowed by the State, credited to the account of Water
User and shall be delivered or the dollars credited in accordance with the provisions of this Water Service Contract.

6.   PAYMENTS AND PROCEDURES FOR DISTRICT BILLINGS FOR CONTRACT
WATER SERVICE

(a) On or before September 1 of each Year, District shall notify Water User in writing of the estimated total monthly amount of the Water Availability Charge and Water Use Charges for Table A Water for the following Year. The Water Availability Charge shall be billed on a monthly basis. Payment on said charges must be received by District within thirty (30) days from date of billing.

(b) The Water Availability Charge shall be Water User's share of District's fixed or recurring costs based in proportion to Water
User's respective Table A Water, including, but not necessarily limited to, the following:

       (I) Capital Cost Component of the Delta Water Charge and the Transportation Charge.

       (II)  Minimum Operation, Maintenance, Power, and
       Replacement Component of the Delta Water Charge and the
       Transportation Charge.

       (III) Replacement Charge.

       (IV)  Off-Aqueduct Charge.

       (V)   Water Revenue Bond Surcharge.

       (VI)  District Water Service Charge.

       (VII) Other State Charges.

(c) District shall bill each Water User his Water Use Charge, monthly on or about the tenth (10th) day following the month that delivery was made. District must receive payment on such charge(s) not later than thirty (30) days from date of invoice.
Water Use Charge shall include, but not be limited to, the following:

     (I) Project and Carryover Water - The variable or non-recurring costs associated with the delivery of Project Water or Carryover Water. Such charges shall be made on a uniform basis, in dollars per acre foot of water delivered from Project Facilities, and shall include, but not necessarily be limited to the Variable Operation, Maintenance, Power, and Replacement Component of the Delta Water Charge and the Transportation Charge.

     (II) Interruptible Water - In addition to the costs specified in Paragraph 6(c)(I) any State administrative charges, as provided in State Contract.

     (III) Turnback Water - All charges imposed under State
     Contract for such deliveries, including a portion of the Delta Water Charge and those costs specified in Paragraph
     6(c)(l) above.

     (IV)  Other Project Water - All charges imposed under the
     State Contract for such deliveries.

(d) Supplemental Water Charge shall include all charges imposed by separate Contract with State for deliveries of Supplemental
Water.
(e) Following receipt of any adjusted water cost information from State, District shall provide each Water User an adjusted accounting of the water charge(s), based upon District's adjusted payment obligations to State and the actual quantities of water delivered to Water User. District shall include with said adjusted accounting either:

     (I) A statement of credit to Water User for overpayment showing the amount that shall be deducted from the next installment of Water User's payment obligations to District, or

     (II) An invoice statement for Water User's additional payment obligations that shall be due and payable within thirty (30) days from date of billing.

(f) The District Water Service Charge adjustment shall be based on actual expenditures at Year-end and credited or charged to the Water Users in accordance with Paragraph 6(f)(I) & (II).

(g) Under the provisions of the State Contract and the administrative procedures of the State, it is expected that there will continue to be occasions when District will not receive final power cost information on various categories of Project Water and/or Supplemental Water delivered to District until one year or more after the date of delivery of such water. Such final cost information may indicate that upward and/or downward power cost adjustments will be applicable to such delivered water. All such upward and/or downward power cost adjustments shall be allocated in proportion to the Water Users respective Project Water and/or Supplemental Water delivered in the subject Year of adjustment.

(h) The State shall determine annually the Off-Aqueduct Charge based on costs for energy required for requested water deliveries. A Year-end adjustment shall be made based upon actual water deliveries and upon the net Off-Aqueduct charge. In the event the quantity of Project Water delivered by District in Year is zero, then the Off-Aqueduct Charge shall be allocated uniformly to the Water Users in proportion to Water User's respective Table A Water.

(i) The charges provided for herein are authorized by Sections 43006 and 47180 of the California Water Code and are intended to be provisionally in lieu of assessments authorized under said Code. Nothing contained herein shall limit the power of District to levy assessments from time to time in accordance with benefits, as provided in said California Water Code, to collect such amounts as may be found necessary by District to meet its financial obligations.

(j) No water shall be delivered to Water User if such Water User is delinquent in the payment of any charges under this Water Service Contract, delinquent in any assessment levied by District, or in violation of any of the Rules and Regulations. In addition to the other remedies provided herein and by law, the Board may reallocate a Water User's water in the manner provided in Paragraph 6(o) herein in the event he fails to cure a delinquency or violation within ten (10) days of notice of such. Any violation of the Rules and Regulations must be cured within five (5) days of notice of such violation. Should Water User fail to timely cure the violation, he shall be considered in default of this Water Service Contract.

(k) In the event District is unable to meet its total financial obligation to the State due to failure by one or more of the Water Users to remit payment as provided in this Water Service Contract that would result in delinquency charges by the State, District shall make payment to the State of those funds which are available from Water Users prior to the State's delinquency date. Remaining payments received from the delinquent Water User(s), including State delinquency charges, will be forwarded to the State as they are received to be credited against District's delinquent account. The delinquent Water User shall be responsible for any and all State delinquency charges, and other charges accrued on the outstanding delinquency. District shall bill each delinquent Water User his pro rata share of such charges, considering both the amounts and periods of time of the delinquency. In addition, each such delinquent Water User shall be obligated to pay any District interest, penalties, or other charges, all as hereinafter provided.

(l) In the event any charge or any obligation of the Water User arising from this Water Service Contract remains unpaid for a period of thirty (30) days after invoice date, it shall thereupon become delinquent and a penalty of ten percent (10%) shall be added thereto and it shall thereafter bear interest at the rate of twelve percent (12%) per annum, shall be recorded as a lien on the Water User's land, and shall be collectible, all as provided in Sections 47181 to 47185, inclusive, and Section 43003 of said California Water Code and in any other manner authorized by law. Any Water User who shall become delinquent in any payment due hereunder shall be considered in default of this Water Service Contract.

(m) Monies received from Water User shall be first applied to the oldest outstanding invoices and any penalties or interest thereon. District imposed penalties and interest collected from Water User(s) shall be deposited in the District's State Water
Fund Account for the benefit of all Water Users.

(n) Delinquent Water User shall reimburse District for all costs, including, but not limited to, administrative costs and attorneys fees associated with the collection of delinquent payments, penalties, and interest.

(o) Water User's failure or refusal to accept delivery of his Contract Amount of Water in any Year shall in no way relieve Water User of the payment obligations provided for herein. Should any Water User not accept delivery of his Contract Amount of Water, then the District, at the request of Water User shall make reasonable efforts to dispose of any water made available to, but not required by, Water User. In disposing of any such water, District shall first make the water available to other Water Users within the District at the District rate. The District shall then make reasonable efforts to dispose of the water on the open market. Each Water User shall be deemed a third party beneficiary of each of the other Water User contracts and shall have a right of first refusal to purchase the water being disposed of. Revenue derived from the disposition of the water shall be first credited against the Water User's payment obligations hereunder. Any surplus revenues from the disposition of the water shall be deposited into District's State Water Project Fund Account for the benefit of all Water Users.

(p) Purchasers outside of District and/or Water User(s) who purchase water on the open market, pursuant to Paragraph 6(o) above, for use outside District shall reimburse District for all of its out of pocket costs associated with the processing of the transfer of said water out of the District. Three percent (3%) of the total amount of water to be transferred will be contributed to the District to offset delivery losses in Project Facilities.

7.  ADMINISTRATION OF THE TRUST FUND AND TRUST FUND ACCOUNTS

(a) Trust Fund. The provisions of this Contract shall be subject to the terms of the Trust Fund.

(b) Water User Accounts. The District shall create and maintain individual Water User accounts to internally administer the District's account in the Trust Fund. The Water User's Trust Fund Account shall be credited with all amount , s paid into the Trust Fund by the Water User. The amounts withdrawn from the Trust Fund per the request of Water User, shall be debited against the Water User's Trust Fund Account to reduce the Water User's State billing(s), as hereinafter provided.

(c) Payments into the Trust Fund. The District shall monthly bill each Water User, based on the Water User's percentage of Annual
Entitlement, for the District's payments to the State and required contributions to the Trust Fund. Payment of said billings shall be subject to Paragraph 6(1) hereof.

(d)    Payments out of the Trust Fund.

     (1) Years of Less Than 100% Table A Allocation. In any year in which the State's allocation of Annual Entitlement to the District by April 15th of that year is less than one hundred percent (100%) of the District's requested Annual Entitlement for that year, at the direction of the Water User, the District shall request the Trustee of the Trust Fund to the extent there are funds in the Water User's Account, distribute to the State (or the District) amounts specified in Article 51(h)(4)(I) of the State Contract. The District shall debit each Water User's Trust Fund Account by the amount of reduction the respective Water Users received on his State billings.

     (2) Flood Irrigable Lands. In any year in which there are irrigable lands within the District which are flooded on April 15th of that year, at the direction of any Water User whose lands are flooded, the District shall request the Trustee of the Trust Fund, to the extent there are funds in the Water User's Account, to distribute to the State (or the District) amounts specified in Article 5l(h)(4)(ii) of the State Contract. The District shall debit the Water User's Trust Fund Account by the amount of reduction the Water User received on his State billings. In no event shall the District request on behalf of a Water User a reduction in his State billings in an amount in excess of the balance in that Water User's Trust Fund Account. Reductions in billings to the District as a result of Water User requests for distributions from the Trust Fund shall be allocated to those Water Users with flooded irrigable lands who have requested distribution from the Trust Fund.

8.   WATER TRANSFERS

(a) Water User may transfer any portion of his Contract Amount of Water to his lands or lands that he farms outside of the District boundaries provided all the following conditions are met:

     (I) The water proposed to be transferred is first offered to the other Water Users in the District at the District Rate and is refused by the other Water Users.

     (II) Water User may not replace the transferred water with groundwater to irrigate the lands in the District.

     (III) The transfer will not injure or have an adverse affect on any other Water User in the District.

     (IV) The Water User contributes 3% of the water to be transferred to the District to offset delivery losses in Project Facilities.

     (V) The transfer will not adversely affect the historical water balance in the District, which water balance includes Project Waters, groundwater, and local surface waters.

     (VI)   The transfer shall be consistent with the adopted AB
     3030 Tulare Lake Bed Coordinated Groundwater Management Plan to the extent the District is a participant in said Plan.

     (VII) The Water User has first obtained the approval of the Board.

     (VIII) District has received approval from the State and the State Water Resources Control Board, if required.

     (IX) District and/or Water User has obtained all the necessary approvals, permits or licenses to transfer the water.

(b) Not less than fifteen (15) days prior to a regular District Board Meeting, Water User shall submit a written request to the District for permission to transfer water that shall include all of the following:

     (I)   A description of the proposed transfer.

     (II) Identification and ownership/operator of lands outside the District on which the transferred water will be applied.

     (III) Quantity of water to be transferred

     (IV) A proposed monthly delivery schedule of the transferred water - dates and quantities.

     (V) Identification of lands in the District that will be fallowed.

     (VI) If land will not be fallowed, the source of replacement surface water to irrigate the lands in the District that would otherwise have been irrigated with the transferred water.

     (VII) Explanation of how the District's water balance will not be adversely affected.

(c) After receipt of a Water User request to transfer, the District shall circulate to the other Water Users a notice of the proposed transfer. The notice shall advise the other Water Users that they may purchase their proportionate share (based on Table A Water of those desiring to purchase) of the water proposed to be transferred. Water Users desiring to purchase a portion of the water to be transferred shall advise the District in writing of such intent no later than the time and date set forth in the notice from the District. Only Water Users who have timely filed a written notice of intent to purchase shall be eligible to do so.

(d) At the next regular Board Meeting, following receipt of a transfer request pursuant to Paragraph 8(b) above, the Board shall consider the request. The Board may deny a request to transfer if any of the transfer conditions in Paragraph 8(a) are not satisfied.

     (I) In the event requests from Water Users to purchase the water proposed to be transferred equals or exceeds the amount of water proposed to be transferred, the transfer request shall be denied. If denied, the Water User proposing to transfer shall then have seven (7) days to advise the District in writing whether he will then use the water in the District or release the water to the District for allocation to the other Water Users submitting requests to purchase such water. Should he fail to advise the District of his intentions, the water will remain with the Water User.

     (II)  In the event requests to purchase from the other
     Water Users are less than the amount of water proposed to be transferred, the Board may authorize the transfer in the amount proposed to be transferred, less the requests to purchase. The remaining amount shall be subject to the immediately foregoing paragraph.

(e) Water User shall reimburse District for all out of pocket expenses associated with the processing of the water transfer request. District shall not be responsible for the failure of any agency or entity to approve the requested water transfer and Water User agrees to indemnify and shall assume the defense of and hold District, its officers, agents and employees harmless from any and all loss, damage, liability, claims or causes of action of every nature whatsoever.

(f) This section shall not apply to a Water User that purchases another Water User's Table A Water at the open market rate under Paragraph 6(o) above, for the purpose of using the same on his lands or lands that he farms outside of the District boundaries. The Water User may take delivery of such water outside the District boundaries without complying with this section.

9.     NOTICE

       Any Notice or Announcement which the provisions hereof contemplate shall be given to one of the parties hereto by the other in writing and shall be deemed to have been given if deposited in the United States mail on the part of District in a postage-prepaid envelope addressed to Water User at the address shown on District Records, and on the part of Water User in a postage-prepaid envelope, addressed to District at 1109 Whitley Avenue, Corcoran, California 93212, or such other address as from time to time may be designated by written notice from one party to the other, provided, however, that this Article shall not preclude the effective service of any such Notice or Announcement by other means.

10.    TERM OF CONTRACT

       This Water Service Contract shall be effective on January 1, 1997, and shall remain in effect for a period of two (2) Years, terminating December 31, 1998.

11.    CONTRACT AMENDMENTS OR MODIFICATIONS

       This Water Service Contract may be renewed, amended, modified, or prematurely terminated only upon the mutual written consent of the parties.

12.    RIGHTS OF LANDOWNERS REGARDING ALLOCATION OF PROJECT WATER

       Upon termination of this Water Service Contract, any Landowner shall have the right to contract with the District for his share of Project Water on the same terms and conditions as the other Water Users.

13.    CONTRACT ASSIGNMENT, SALE OR TRANSFER
       The right to receive Project Water under and pursuant to this Water Service Contract shall not be assigned, sold or otherwise transferred without the prior written consent of the District. Disposition of any Project Water surplus to the needs of Water User shall be reallocated or disposed of in the manner provided in Paragraph 6(o) hereof.

14.    RELATIONSHIP TO STATE CONTRACT
       This Water Service Contract is made subject to any and all requirements imposed upon District or Water User by the terms of the State Contract and nothing in this Water Service Contract shall be deemed to require District or Water User to perform any obligation in conflict with the State Contract. The State Contract is hereby incorporated herein by this reference in all respects as though set forth in full at this point, and any amendments thereto.

15.    GENERAL

(a) Any waiver or claim of waiver at any time by either party to this Water Service Contract of its rights with respect to default, or any other matter arising in connection with this Water Service Contract, shall not be deemed to be a waiver with respect to any subsequent default or matter.

(b) Nothing contained in this Water Service Contract shall be construed as in any manner abridging, limiting or depriving
District or Landowners of any means of enforcing any remedy, either at law or in equity, for the breach of any of the provisions hereof which it would otherwise have.

(c) Where the terms of this Water Service Contract provide for action to be based upon the opinion or determination of either party to this Water Service Contract, whether or not stated to be conclusive, said terms shall not be construed as permitting such action to be predicated upon arbitrary, capricious, or unreasonable opinions or determinations.

(d) Captions accompanying sections of this Water Service Contract are for convenience of reference and do not form a part of this Water Service Contract.

(e) Water Service Contracts executed by District for agricultural water service shall be uniform with respect to basic terms and conditions.

(f) It is agreed by the parties that time is of the essence in Water Service Contract.

(g) Nothing herein contained shall be deemed to require the performance of any act which shall constitute the modification or abandonment of Project Facilities, nor be deemed to prevent the exercise of any powers contained in the California Water Storage District Law regarding the modification or abandonment of the Project Facilities.

TULARE LAKE BASIN WATER STORAGE DISTRICT

By:  _____________________ Date:  _______________________
     President

By:  _____________________ Date:  _______________________
     Secretary

WATER USER:

SOUTHLAKE AQUISITION CORP.

By:  /s/                   Date:  1/17/97


12/10/96

              LANDOWNER'S REQUESTED PARTICIPATION
        TOTAL CONTRACT AMOUNT OF WATER TO BE DESIGNATED
      ON EXHIBIT A, AS MODIFIED, OF SHORT TERM STATE WATER
     SERVICE CONTRACT FOR 1997 and 1998 STATE PROJECT WATER

Reference is made to the Short Term State Water Service
Contract for the 1997 and 1998 Water Years and to the Rules and Regulations currently in effect, and particularly to Paragraph 1 of said Rules and Regulations addressing "Policy Regarding
Allocation of Project Water."

Please indicate:

____ (a)  I desire to purchase my proportionate share of State
          Project  Water, as shown on Exhibit A of my Short Term
          Contract.

     (b) I desire to purchase my proportionate share of additional total Contract water which may be available from undersubscription of other landowners:

     ____ (I)  Proportional share of Total Undersubscription;
     ____ (II) Up to a total Contract Amount of Water equal to
               _____ acre feet.

____ (c) I desire to purchase less than my proportionate share, specifically a total Contract amount of ______ acre feet per year.

____ (d) I do not desire to purchase any State Project Water in 1997 and 1998.

I hereby name my authorized agent on all State Project Water matters to be:
     _______________________________________________


                              SOUTHLAKE AQUISITION CORP.

                              Signed: /s/ BB

                              Dated:  1/17/97


EXHIBIT A
12/16/96

       1997-1998 SHORT TERM STATE WATER SERVICE CONTRACT
                            BETWEEN
            TULARE LAKE BASIN WATER STORAGE DISTRICT
                              AND
                     LANDOWNER (WATER USER)

The allocation of Project Water to SOUTHLAKE AQUISITION CORP. is 0.5315% of the District's Table A Entitlement. Said percentage is based upon the attached parcel ownership list, as such ownership relates to total assessed land within District. This percentage shall be adjusted to reflect other landowner participation, as provided in this Contract and the Amended Rules and Regulations. Such percentage has been applied in accordance with this Contract.

The adjusted quantities of Annual Entitlement of District and Water User's Table A Water are shown below for the period of this Short Term State Water Service Contract, all quantities being in acre feet.

                    Annual Entitlement     Annual Water User's
For the Years           of District      Table A Water-A.F.

1997 & 1998              118,500                 630 A.F.

The Water User's Table A Water shall be adjusted to reflect the Water User's adjusted percentage of participation.


Tulare Lake Basin Water Storage District     12/17/96
1997 and 1998 Short-Term State Water Service Contract

                                                     Exhibit A
Tract       APN         SECTR        ACREAGE         Parcel List

9730    SOUTHLAKE AQUISITION CORP.

9001A   311-020-210    08-23-23      160.00
9001B   311-020-220    08-23-23      160.00
9002    311-060-020    15-23-23       22.80
9014    311-010-020    18-23-23      640.00
                                     982.80



                          NINTH AMENDED
                      RULES AND REGULATIONS
          GOVERNING THE TRANSMISSION OF WATER UNDER THE
                      WATER SUPPLY CONTRACT
                           BETWEEN THE
       STATE OF CALIFORNIA, DEPARTMENT OF WATER RESOURCES
                             AND THE
            TULARE LAKE BASIN WATER STORAGE DISTRICT


      Pursuant to the requirements of Section 43003, Article 1, Chapter 1, Division 14, Water Code of the State of California, the Board of Directors of the Tulare Lake Basin Water Storage District hereby adopts these Rules and Regulations governing the transmission of water under the Water Supply Contract between the State of California and the Tulare Lake Basin Water Storage District through District's Project Facilities designated as
Laterals A and B to the District, except as may otherwise be permitted under Section 15(a) of said Contract.

      The District expressly recognizes that a controversy exists as to the meaning and effect of the Interlake Agreement and it is expressly understood that the transmission of water through Laterals A and B to the District for use within the District, except as may otherwise be permitted under Section 15(a) of the State Contract, is not to be and shall not be construed as ownership or operation of distribution facilities within District, and that said controversy is expressly left unresolved and undetermined.

1.   Policy Regarding Allocation of Project Water

           It is the policy of the Board of Directors of this District that:

           (a) The District's ability to deliver State Project Water to District's Water Users is limited to the use of Laterals A and B and Turnout C, hereinafter termed "Project Facilities". Subject to the foregoing and the express and distinct understanding that nothing herein contained shall ever be so construed as to impose on the District or create for District any obligation or liability to District's landowners not existing under the adopted Projects of District, the Interlake Agreement, the pertinent provisions of the Water Code of the State of California or other applicable law, all landowners shall be given the opportunity to receive their proportionate share of District's State Project Water supply and/or other water on a uniform basis per assessed acre, under terms and conditions set forth in the Water Service Contract.

           (b) In the event that all or a portion of District's State Water Project Table A Water is not subscribed by landowners in accordance with their respective percentages of assessed lands within District, other Water Users in District will be afforded the opportunity to subscribe for quantities in excess of their respective percentages.

           (c) In the event Water Users subscribe for quantities in excess of their respective percentages of assessed lands within District, as provided for in subparagraph (b) above, the reallocable quantity will be apportioned to said Water Users on a pro rata basis per assessed acre of the Water User.

           (d) In the event the under-subscribed quantity is in excess of the quantity requested by over-subscribing Water Users, then, and in that event, assessments will be levied from time to time all as provided for in Section 44030 of the California Water Code (California Water Storage District
     Law). District will, however, make reasonable efforts to dispose of the under-subscribed quantities of water at the best prices available for the accounts of the under-subscribing Water Users.

2.   Delivery To Lands Outside District Boundaries

           Deliveries of water from Project Facilities to lands outside District boundaries shall be made in accordance with the provisions contained in "POLICY RE DELIVERY OF STATE PROJECT WATER TO LAND OUTSIDE OF DISTRICT BY ACTION OF THE BOARD OF DIRECTORS JANUARY 3, 1974" and further specified in "AGREEMENT BETWEEN TULARE LAKE BASIN WATER STORAGE DISTRICT (HEREIN TERMED DISTRICT) AND 'WATER USER' (HEREIN TERMED WATER USER) IN SUPPORT OF REQUEST FOR STATE CONSENT TO DISPOSITION OF PROJECT WATER OUTSIDE THE BOUNDARIES OF DISTRICT", all as may be amended. Copies of both documents are on file in the offices of the District.

3.   Irrigation Year

           The irrigation year means the twelve-month period from and including January 1 of any year through the 31st of December of said year.

4.   Management Of Project Facilities

           The Project Facilities of District, are under the exclusive management and control of the Board of Directors through its authorized agents, and no other persons shall have any right to interfere with, operate or manage the said Project Facilities in any manner.

5.   Water User

           Water User means that person or entity owning land within the boundaries of District, or the successor in interest, who has executed a Short Term State Water Service Contract with said District or who has been assessed pursuant to and under the provisions of said Section 44030 of the Water Code.

6.   Authorized Agent(s) Of Water Users

           Each Water User who desires water service shall advise the District in writing the names of his authorized agent(s) and such authorized agent(s) may be changed from time to time by the Water User by giving such notice, in writing, to the District.

7.   Water Orders

           (a) All Water Users' orders for Project Water, Supplemental Water and Non-District Water deliveries shall be made to the District office or District personnel 24 hours prior to actual delivery. Annual requested monthly deliveries shall be submitted on forms provided, on or before October 1 of each year, to allow District to comply with the requirements of the State and District's operational requirements.

           (b) Delivery Schedule requirements of the State include, but are not limited to, the following:

               (1) On or before October 1 of each year, District must submit in writing to the State a preliminary Table A Water delivery schedule and, if appropriate, a carryover water delivery schedule, indicating the amounts of water desired by the District during each month of the succeeding year.

                (2) On December 1 of each year, the State shall determine and furnish to District the water delivery schedule for the next succeeding year which shall show the amounts of Table A Water to be delivered to District during each month of that year.

                (3) A water delivery schedule may be amended by the State upon District's written request. Requested amendments shall be submitted by the Water user in time for the District to submit the desired change on or before the 20th of the month prior to the month or months the desired change is to become effective, and shall be subject to review and modification by the State in like manner as the schedule itself.

           (c) From time to time there may be made available to District other Project Water including Turnback Water, Interruptible Water, and Supplemental Water from other sources delivered through Project Facilities. The District shall promptly notify the Water users of the availability and estimated cost of said water and the allocated amounts to each Water User based upon respective percentage of Table A Water. Water Users desiring to participate shall enter into an agreement with the District for the delivery of such water.

           (d) It is expected that, under normal operational conditions, and within the limitations of contract obligations and capacities of the Project Facilities, it will generally be possible to accommodate Water Users' requests for water deliveries and changes in daily water deliveries provided that advance notice is given by such Water Users to District in accordance with the operating procedures of the State.

8.   Continual Delivery

           Delivery of Water shall be made continually, day and night.

9.   Proration Of Available Capacity

          At any time or location where total Water User requests for delivery capacity in Project Facilities exceeds the actual capacity of Project Facilities, then the actual capacity of Project Facilities will be allocated among those Water Users requesting delivery capacity in proportion to the respective percentages of Table A Water which each requesting Water User has contracted for under the Short Term State Water Service Contracts. Water Users may use their allocated share of delivery capacity in Project Facilities to take delivery of any type of water, irrespective of the source.

10.  Charge For Water Spilled

          If water is ordered, and the Water user is not ready or able to receive water or continue to take delivery at the times of requested delivery, said Water User shall be charged for any water spilled until the State, at District's notification, has effected a change at the Turnout(s) in the California Aqueduct, unless another Water User or Users agrees to take said water. In the event no other Water User or Users agrees to take said water, District shall notify the State as soon as reasonably possible.

11.  No Water Delivery If Water User Is Delinquent

           No water will be delivered to Water user if he is delinquent in the payment of any charges under the Short
     Term State Water Service Contract and/or for any assessments levied under said California Water Code.

12.  Grievances

           Any grievance or complaint of a Water User that cannot be settled directly with the Operations Superintendent, shall be appealed to the District Manager and, from his decision, appeal may be made to the Board of Directors, provided, however, no such Water User shall be precluded from taking any legal action available in a court of competent jurisdiction after exhausting these administrative remedies.

13.  Inspection Of Records

          Water Users may inspect records of cost, water delivery and other matters pertinent to the Short Term State Water
     Service Contracts at the District's office during regular business hours.

14.  Water Shortages

           Pursuant to powers granted by Section 43004 of the California Water Code, in the event of shortage of Project Water, water will be apportioned to each Water User within District, on a pro rata basis relating to their respective contract quantities of Table A Water.

15.  Responsibility For Damage To District Property

           Each landowner and/or Water User shall be responsible to District for all damage to District property caused by negligent or careless acts of himself or his agent. All such damage will be repaired by District or to District's specifications and the cost thereof shall be borne by the landowner and/or Water User.

16.  Limitations Of District Responsibility

           District shall not be liable for any damages of any kind or nature resulting directly or indirectly from any private ditch or the water flowing therein, or for negligent, wasteful or other use or handling of water by the users thereof. District's responsibility shall absolutely cease when the water leaves the Project Facilities.

17.  Encroachment On Project Facilities

           (a) No opening shall be made or structure placed in any Project Facilities, except by District, or with written approval of the District's Board of Directors.

           (b) A permit for encroachment shall be required before any irrigation or drainage ditches, fences, pipelines, or other encroachments from private sources will be permitted to be used within any District right-of-way.

           (c)   The  work  for  all  encroachments  on  Project
     Facilities shall be constructed and maintained to District's specifications at the sole expense of the applicant.

           (d) Any person using any District right-of-way for any purpose assumes all risk of so doing and by his use accepts responsibility for any damage to District property resulting therefrom and also for any damage or claims of damage to private property caused by such damage to District property.

           (e) Any Water User constructing or doing work on District right-of-way or Project Facilities shall first enter into an agreement which shall, among other things, provide a hold harmless to the District.

           (f) Access roads along Laterals A and B banks may be used by landowners at such time and in such a manner that neither the road nor the bank is damaged, within terms and conditions to be set from time to time by the Board.

           (g) No livestock may be pastured, or allowed to trespass, upon Project Facilities at any time.

           (h) No waste of any kind shall be either dumped into Project Facilities or placed on or adjacent to the banks of Project Facilities where it might fall, slide or be blown into the Project Facilities.

           (i) No tail water from any source shall be spilled into Project Facilities, except by District or with the written approval of the District's Board of Directors.

18.  Non-District Water Charge

           The District shall bill non-Water Users a wheeling charge, at a unit rate to be set by the Board of Directors, for water conveyed through Project Facilities. Water Users will not be billed for Non-District Water conveyed through Project Facilities.

19.  Authority Of Rules And Regulations

           (a) These Rules and Regulations are made to govern transmission of water under the Water Supply Contract between the State of California, Department of Water Resources, and the Tulare Lake Basin Water Storage District, and the Short Term State Water Service Contract between the District and its Water users, and any amendments to the foregoing. In the event of a conflict between such Contracts and these Rules and Regulations, reconciliation amendments shall be adopted as soon as reasonably possible. In the event the conflict is not or cannot be reconciled, the Water Supply Contract and the Short Term State Water Service Contract shall govern.

           (b) Pursuant to said Section 43003 of the Water Code of the State of California, District may enter into long-term water service contracts with landowners in District, which contracts may, in the discretion of the Board, provide, among other things, that the obligations are a lien on the land with the same force and effect and priority as an assessment lien if such contract is recorded in the office of the County Recorder in the County in which such land is situated and such contracts may provide for delivery of water outside District's boundaries as contemplated by
     Article 15(a) of the Water Supply Contract and the obligations resulting from such deliveries may likewise be secured by a lien on lands within the boundaries of District. The Short Term State Water Service Contracts entered into between District and Water User shall not be recorded.

20.  Changes In Rules And Regulations

           These Rules and Regulations shall become effective immediately and may be changed from time to time by resolution of the District's Board of Directors.

21.  Enforcement Of Rules And Regulations

           The Manager of District shall be responsible for the enforcement of the Rules and Regulations. Refusal to comply with any of the Rules and Regulations shall be sufficient cause for the termination of water service, and water service shall not again be furnished until full compliance has been made with all the requirements herein set forth. In no event shall any liability accrue against District or any of its officers, agents or employees, for damage, direct or indirect, arising from such temporary discontinuance or reduction of water deliveries; provided, however, that liability of District hereunder shall be governed by and under the provisions of the Government Code of the State of California, commonly known as the "Claims Against Public Entities Statute", Section 810 et seq. of said Code and applicable law with respect thereto and as said Code and law may be interpreted by courts of competent jurisdiction; and, provided further that in the event a grievance or complaint is being processed pursuant to Section 12 hereof, any action hereunder shall be suspended pending decision of the Board of Directors.



                           EXHIBIT "G"

       to   PURCHASE  AGREEMENT  dated  _______________   between
Southlake Acquisition Corporation and Jim Joseph Revocable Trust,
"Owner"; and Dana C. Hair "Buyer."

There are no items in Exhibit "G."